                                                                   EXHIBIT 10.48


                                                          RECORDED

                                              Federal Aviation Administration

                                              Date 10/15/96        Time  9:04
                                                   ---------            ------

                                              Conveyance Number  ZZ013177
                                                               ------------

                                              By /s/           JW
                                                      --------------------

                                              DUPLICATE ORIGINAL





                           AIRCRAFT LEASE AGREEMENT

                                  dated as of

                                October 9, 1996

                                    between

                  FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                      NOT IN ITS INDIVIDUAL CAPACITY BUT
                           SOLELY AS OWNER TRUSTEE,

                                                 LESSOR

                                      and

                             ALOHA AIRLINES, INC.,

                                                 LESSEE


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                           AIRCRAFT LEASE AGREEMENT

        THIS AIRCRAFT LEASE AGREEMENT, made as of this 9th day of October, 1996 (the "Lease"), by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR"), and ALOHA AIRLINES, INC. a corporation formed under the laws of Hawaii ("LESSEE").

        WHEREAS, LESSEE desires to lease the Aircraft (as hereinafter defined) from LESSOR and LESSOR is willing to lease the Aircraft to LESSEE, in accordance with and subject to the terms and conditions of this Lease.

        NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, LESSOR and LESSEE agree as follows:

                                   SECTION 1

                                  DEFINITIONS

        The following terms shall have the following respective meanings for all purposes of this Lease and shall be equally applicable to both the singular and the plural forms of the terms herein defined. Any agreement referred to below shall mean such agreement, as amended, supplemented and modified from time to time:

       "ACQUISITION COST" means (i) LESSOR's cost to purchase the Aircraft, plus (ii) all sales and excise taxes paid by LESSOR on, or with respect to the acquisition of the Aircraft, plus (iii) all costs and expenses approved and paid by LESSOR in connection with the delivery of the Aircraft.

        "ACT" shall mean Subtitle VII of Title 49 of the United States Code and the rules and regulations promulgated thereunder, as amended from time to time.

        "AFFILIATE" shall mean, with respect to any Person, any other Person which, directly or indirectly, controls or is controlled by or is under common control with such Person.

        "AGREED VALUE" with respect to war risks and all risks insurance shall mean Twelve Million (US$12,000,000) Dollars with respect to the hull (including all engines installed thereon).

         "AIRGROUP" shall mean Aloha Airgroup, Inc., a corporation formed under the laws of Hawaii.

         "AIR AUTHORITY" shall mean the United States Federal


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                                                                              2

Aviation Administration, or any predecessor or successor thereto having jurisdiction over the registration, use, operation and maintenance of the Aircraft.

        "AIR CARRIER" shall mean a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

        "AIRCRAFT" shall mean the Airframe, together with the two (2) Engines (or any Replacement Engine substituted for either of such Engines hereunder), all as more particularly described on Exhibit "A" hereto, whether or not any of such initial or Replacement Engines may, from time to time, be installed on such Airframe or may be installed on any other airframe or any other aircraft.

        "AIRCRAFT DOCUMENTS" shall mean the items identified in Exhibit "B" hereto.

        "AIRFRAME" means (i) the Boeing model 737-230 aircraft (excluding Engines or engines from time to time installed thereon), bearing United States registration no. N818AL and manufacturer's serial no. 22117, and (ii) any and all Parts, so long as the same shall be incorporated in such Airframe, and any and all Parts removed from such Airframe, so long as title to such Parts shall remain vested in LESSOR in accordance with the terms of Section 8(A).

        "APPROVED INSURER" shall mean any reputable and financially sound insurance company or insurance broker, in the U.S., London, French, German or Japanese insurance markets, that provides or confirms the existence of any insurance required under this Lease.

        "AUTHORIZED MAINTENANCE PERFORMER" shall mean LESSEE, Air New Zealand (Christ Church), Sabre Tech (Arizona), Pemco (Alabama), Tramco (Washington), Evergreen Air Center, Inc. (Arizona), Mobile Aerospace (Alabama), Greenwich Air Services (Florida), TIMCO (North Carolina) or such other FAA certified maintenance performer of comparable quality and reputation to that of any of the above listed entities, and which is approved in advance by Lessor.

        "BASE TERM" means the period commencing on the Effective Date and expiring on the Expiration Date.

        "BASIC RENT" shall mean One Hundred Twenty Thousand (US$120,000) Dollars per month during the Base Term.

        "BENEFICIARY" means Diamond Head Associates LLC, a limited liability company formed under the laws of Delaware.

        "BENEFICIARY'S ADDRESS" shall mean c/o NSJ Corporation, 9025 Boggy Creek Road, Orlando, Florida 32824, Attn.: President;


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                                                                              3

Telefax No.: (407) 856-1038.

        "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or day on which banks are required or authorized to close in New York, New York, USA or in Honolulu, Hawaii.

        "CAPITAL LEASE" shall mean any lease of any property (whether real, personal or mixed) which, in conformity with generally accepted accounting principles, is or should be accounted for as a Capital Lease on a balance sheet.

        "CASH FLOW" shall mean LESSEE's net cash provided by operating activities, as determined in accordance with Generally Accepted Accounting Principles, consistently applied, adjusted for interest paid during such period, calculated on a rolling twelve month basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        "CERTIFICATE OF ACCEPTANCE" shall mean the written certificate of LESSEE, in substantially the form of Exhibit "C" hereto, pursuant to which LESSEE accepts delivery of the Aircraft and confirms that the Aircraft is in the condition required by this Lease.

        "CODE" means the Internal Revenue Code of 1986, as amended and as may hereafter be amended, and the rules and regulations promulgated pursuant thereto.

        "COMPENSATION" shall have the meaning set forth in Section 12(D).

        "COMPONENT INVENTORY" shall have the meaning set forth in Section 3(D) hereof.

        "COVERED MAINTENANCE" shall have the meaning set forth in Section 7(D)(iii) hereof.

        "CYCLE" shall mean one takeoff and landing of the Aircraft.

        "DEBT SERVICE" shall mean the sum of regularly scheduled principal payments, interest payments and payments under Capital Leases made by LESSEE, calculated on a rolling twelve months basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        "DEFAULT" shall mean an event which, with the lapse of time, the giving of notice, or both, would constitute an Event of Default.

        "DELIVERY LOCATION" shall mean Berlin, Germany.

        "DOLLARS" or "$" shall mean the legal currency of the


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                                                                              4

United States of America.

        "DOT" shall mean the United States Department of Transportation or any governmental person, agency or authority succeeding to the functions of such Department of Transportation.

        "EFFECTIVE DATE" shall mean the date on which LESSEE signs and delivers to LESSOR Lease Supplement No. 1 to this Lease.

        "ENGINE" means (i) on the Effective Date, each of the two (2) Pratt & Whitney model JT8D-15 engines, bearing manufacturer's serial nos. 708305 and 708373, respectively, whether or not from time to time installed on the Airframe or installed on any other airframe or any other aircraft, (ii) within sixty (60) days of the Effective Date, each of the two (2) Pratt & Whitney model JT8D-9A engines identified on a Lease Supplement to this Lease, whether or not from time to time installed on the Airframe or installed on any other airframe or any other aircraft, and (iii) any Replacement Engine, whether or not from time to time installed on the Airframe or any other airframe or any other aircraft, together, in each case, with any and all Parts incorporated in such Engine and any and all Parts removed from such Engine, so long as title to such Parts shall remain vested in LESSOR in accordance with the terms of
Section 8(A). At such time as a Replacement Engine shall be substituted hereunder and the Engine for which the substitution is made shall be released, such Replacement Engine shall constitute an Engine hereunder and such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines leased hereunder.

        "ENGINE MANUFACTURER" means United Technologies Corporation, Pratt & Whitney Group, Commercial Products Division, a Delaware corporation, in its capacity as manufacturer of the Engines, and its successors and assigns.

        "EQUIPMENT CHANGE" shall have the meaning set forth in Section 8(C) hereof.

        "EVENT OF DEFAULT" shall have the meaning set forth in Section 18 hereof.

        "EVENT OF LOSS" shall mean, with respect to the Aircraft, Airframe or any Engine, any of the following events with respect to such property: (i) loss of such property due to destruction, damage beyond repair or rendition of such property unfit for normal use by LESSEE by any cause whatsoever, or any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or a constructive total loss or a compromised total loss; (ii) the disappearance, loss, theft, hijacking or condemnation, of such property for a period in excess of thirty (30) consecutive days; (iii) the confiscation or seizure of, or requisition of use or title of such property for a period in excess of sixty (60) consecutive days; or (iv) any divestiture of title to an Engine treated as an Event of Loss pursuant to Section 12(B) or any other provision hereof. An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe which constitutes a part of the Aircraft.

        "EXPIRATION DATE" shall mean October 8, 2003.

        "FAA" shall mean the Federal Aviation Administration of the DOT or any governmental person, agency or other authority succeeding to some or all of the functions of the Federal Aviation Administration.

        "FAR" shall mean the United States Federal Aviation Regulations currently in effect or as hereafter amended or modified.

        "FIXED CHARGES COVERAGE RATIO" shall mean Cash Flow divided by Debt Service.

        "FLIGHT HOUR" shall mean each hour or fraction thereof elapsed from the moment the wheels of the Aircraft leave the ground through the moment the wheels of the Aircraft touch down upon the ground.

        "GOVERNMENTAL ENTITY" shall mean and include: (i) any national government and any political subdivision thereof or local jurisdiction therein;
(ii) any board, commission, department, division, organ, instrumentality, court or agency of the foregoing, however constituted; and (iii) any association, organization or institution of which any of the foregoing is a member, or to whose jurisdiction any of the foregoing is subject, or in whose activities any of the foregoing is a participant, but only to the extent that any such association, organization or institution has jurisdiction over the Aircraft or its operations.

        "INDEMNITEE" means LESSOR, Beneficiary, Lender and their respective successors and permitted assigns and their respective directors, officers, shareholders, members and employees.

        "JETZ VENTURES" shall mean Jetz Ventures Inc.

        "LAW" shall mean and include: (i) any statute, decree, constitution, regulation, order or other directive of any Governmental Entity; (ii) any treaty, pact, compact or other agreement to which any Governmental Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any of the foregoing; and (iv) any amendment or revision of any of the foregoing.

        "LEASE," "THIS LEASE," "THIS AGREEMENT," "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" or other like words shall mean this Aircraft Lease Agreement, as the same may be supplemented or amended, in writing, from time to time.

        "LEASE DOCUMENTS" shall mean this Lease, each Lease Supplement, the collateral assignment of this Lease to Lender, the Certificate of Acceptance and the Power of Attorney.

        "LEASE SUPPLEMENT" means a supplement to this Lease, substantially in the form attached as Exhibit "D" hereto, subjecting the property described therein to this Lease.

        "LENDER" means the entity or group of entities that shall have provided, or may hereafter provide, financing to LESSOR, which financing is secured in whole or in part by the Aircraft, this Lease and the rights of LESSOR hereunder.

        "LESSEE'S ADDRESS" shall mean 371 Aokea Street, Honolulu, Hawaii 96819;
Attn.: Senior vice President and CFO; Telefax No.: 808-833-3100.

        "LESSOR'S ADDRESS" shall mean 79 South Main Street, Salt Lake City, Utah 84111; Attn.: Corporate Trust Department; Telefax 801-246-5053.

        "LESSOR'S LIENS" means the Liens of any Person claiming by, through or under LESSOR, which arises as a result of (i) claims by or against any such Person not related to, or expressly permitted by, the Lease, (ii) any act or omission of any such Person which is not expressly permitted by the Lease, (iii) taxes or expenses imposed by or against any such Person (or the consolidated group of taxpayers of which it is a member) for which LESSEE is not obligated to indemnify pursuant to Section 11, (iv) claims by or against any such Person arising out of any transfer by such Person of its interest in the Aircraft, other than a transfer resulting from LESSOR's exercise of remedies while an Event of Default has occurred and is continuing pursuant to Section 19, or (v) the lien of any Lender with respect to the Aircraft (or any part thereof), this Lease or the rights of LESSOR under this Lease.

        "LIEN" shall mean any mortgage, pledge, lien, encumbrance, security interest or other claim affecting the title to, or any interest in, property.

        "LUFTHANSA" shall mean Deutsche Lufthansa Aktiengesellschaft.

         "MAINTENANCE PROGRAM" shall mean LESSEE's FAA approved Part 121 maintenance program or the Air Authority FAR Part 121 approved maintenance program of an approved sublessee, covering scheduled maintenance, condition-monitored maintenance and on-condition maintenance of airframe, engines and components of the Aircraft, including, but not limited to, servicing, testing, preventive maintenance, repairs, structural inspections, system checks, overhauls, approved modifications, service bulletins, engineering orders, airworthiness directives, corrosion control inspections and treatments.

        "MANUFACTURER" shall mean The Boeing Company, a Washington corporation, in its capacity as manufacturer of the Airframe, and its successors and assigns.

         "MINIMUM LIABILITY COVERAGE" shall mean Three Hundred


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                                                                               7

Fifty Million(US$350,000,000) Dollars per occurrence.

        "OFFICER'S CERTIFICATE" shall mean a certificate signed by the chairman, the president, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Person providing such certificate.

        "OVERDUE RATE" shall mean the prime or base lending rate (or such other rate as may replace such prime or base lending rate) announced or published on any date on which the Overdue Rate is required to be calculated, by Citibank, N.A., New York, New York, plus six percent (6%) per annum.

        "PARTS" means all appliances, parts, instruments, avionics, appurtenances, accessories, furnishings and other equipment or components, of whatever nature (other than complete Engines) and other than removable Parts, along with any seats and galleys leased from third parties, which are, from time to time, incorporated in the Airframe or any Engine, or so long as title to such Parts shall remain vested in LESSOR, in accordance with Section 8(A) hereof, after removal from the Airframe or any Engine.

        "PERMITTED LIENS" shall mean, with respect to the Aircraft, the Airframe or any Engine (a) the respective rights of the parties under this Lease and each Lease Supplement; (b) LESSOR's Liens; (c) liens for taxes, assessments or other governmental charges either not yet due or being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine and provided that with respect to such liens, assessments or governmental charges, LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon; (d) materialmen's, mechanic's, worker's, repairer's, employee's or other like liens for amounts, the payment of which is either not yet delinquent for more than thirty (30) days or is being contested in good faith by appropriate proceedings, so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Aircraft, the Airframe or any Engine and so long as LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon;
(e) liens arising out of any judgment or award, unless the judgment secured shall not, within thirty (30) days after entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within thirty (30) days after the execution of such stay, and provided such lien presents no material danger of the sale, forfeiture or loss of the Aircraft, the


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                                                                               8

Airframe or any Engine or of LESSOR's interest therein and so long as LESSEE has provided for adequate reserves, as determined in accordance with generally accepted accounting principles, to satisfy in full the amount of such lien plus interest and penalties thereon, or has posted a bond, issued by a bonding or insurance company reasonably acceptable to LESSOR, and in an amount sufficient to satisfy in full the amount of such lien plus interest and penalties thereon.

        "PERSON" shall mean and include any individual, corporation, limited liability company, partnership, limited liability partnership, firm, joint venture, trust, unincorporated organization, association, Governmental Entity, or any organization or association of which any of the foregoing is a member or participant.

        "POWER OF ATTORNEY" shall mean that certain power of attorney from LESSEE to LESSOR, to be executed in the form attached hereto as Exhibit "E", pursuant to which LESSEE designates LESSOR as attorney-in-fact to do all things which LESSEE could do under this Lease in the event LESSEE fails to fulfill any of its obligations hereunder, including but not limited to, terminating this Lease and LESSEE's interest herein.

         "RENT" shall mean Basic Rent and Supplemental Rent.

        "RENT DATE" shall mean each date on which a payment of Basic Rent is due. The first Rent Date shall be the Effective Date and each subsequent Rent Date shall be the corresponding date in each consecutive month during the Base Term. If a Rent Date shall in any month not be a Business Day, then the Rent Date shall be the immediately following Business Day.

        "REPLACEMENT ENGINE" shall have the meaning set forth in Section 12(B) hereof.

        "RETURN LOCATION" shall mean LESSEE's maintenance facilities in Honolulu, Hawaii or such location in the western continental United States, as LESSOR shall designate (provided that facilities exist at such location designated by LESSOR so as to permit the performance of a boroscope inspection and engine power assurance run), or such other location as LESSOR and LESSEE shall agree upon. In the event LESSOR directs LESSEE to return the Aircraft in the western continental United States, LESSOR shall pay LESSEE's ferry costs (including the cost of fuel, which cost to LESSOR shall be the same cost as charged to LESSEE at the point of fueling) from Honolulu to such location (unless the Aircraft is being returned due to the occurrence of an Event of Default).

         "RETURN OCCASION" shall have the meaning set forth in Section 17(A) hereof.

         "SECURITY DEPOSIT" shall have the meaning set forth in Section 5(D) hereof.

         "SUPPLEMENTAL RENT" shall mean all amounts, liabilities


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                                                                               9

and obligations (other than Basic Rent) which LESSEE assumes or agrees to pay to LESSOR or any other Person hereunder, including, without limitation, all amounts required to be paid by LESSEE under its indemnification pursuant to
Section 14 hereof.

        "TAXES" shall mean any and all sales, withholding, use, excise, personal property, ad valorem, value added, stamp, interest equalization, taxes levied upon LESSEE's income, gross levies, customs or other duties, or other charges of any nature, together with any penalties, fines or interest thereon, imposed, levied or assessed by, or otherwise payable to, any Governmental Entity. Excluded from this definition shall be any taxes imposed by any taxing authority within the jurisdiction of the Delivery Location and any taxes based on or measured by the gross or net income of LESSOR or any Indemnitee (including, without limitation, any franchise tax, any capital gains tax, any minimum or alternative minimum tax and any taxes measured on or by any items of tax preference).

         "TRUST AGREEMENT" means that certain Trust Agreement dated as of August 13, 1996, between Beneficiary, as grantor thereunder, and Trustee, as amended by that certain Amendment No. 1 to Trust Agreement dated as of October 9, 1996 and as supplemented by Supplement No. 1 to Trust Agreement dated the date hereof

         "TRUSTEE" means First Security Bank, N.A., a national banking association.

                                   SECTION 2

                               LEASE OF AIRCRAFT

        LESSOR hereby agrees to lease the Aircraft to LESSEE and LESSEE hereby agrees to lease the Aircraft from LESSOR pursuant to the provisions of this Lease.

                                   SECTION 3

                         DELIVERY AND ACCEPTANCE; TERM

        (A) DATE OF DELIVERY. LESSEE shall take delivery of the Aircraft and Aircraft Documents and execute and deliver to LESSOR Lease Supplement No. 1 to this Lease on the Effective Date on not less than five (5) days' prior written notice from LESSOR to LESSEE.

        (B) PLACE OF DELIVERY AND ACCEPTANCE. The Aircraft and Aircraft Documents shall be delivered to and accepted by LESSEE at the Delivery Location, unless LESSOR and LESSEE otherwise agree in writing upon another location subsequent to the execution of this Lease.


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                                                                              10

        (C) CASUALTY TO AIRCRAFT PRECEDING DELIVERY. In the event that an Event of Loss occurs with respect to the Aircraft prior to the Effective Date hereof, this Lease shall thereupon terminate and neither LESSOR nor LESSEE shall have any further obligation to the other hereunder except that LESSOR shall, as promptly as is reasonably practicable, return so much of the Security Deposit that has been paid to it to LESSEE.

         (D) ACCEPTANCE OF AIRCRAFT. The Aircraft to be leased hereunder shall be delivered to LESSEE in its "AS IS," "WHERE IS" condition, SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SUBSECTION 6(A)HEREOF, except that the Aircraft shall comply with the conditions set forth on Exhibit "F". LESSEE shall indicate and confirm its acceptance of the Aircraft by delivery to LESSOR of a (i) Lease Supplement, and (ii) Certificate of Acceptance, dated on the Effective Date. At or preceding the time of acceptance of the Aircraft, LESSOR shall deliver to LESSEE a written equipment inventory of the Aircraft, prepared by LESSOR (the "Component Inventory") or Lufthansa.

        (E) TERM OF LEASE. The term of this Lease, as to the Aircraft, shall be for the Base Term.

                                   SECTION 4

                              CONDITIONS PRECEDENT

        (A) LESSEE'S CONDITIONS PRECEDENT. LESSOR's obligation to lease the Aircraft hereunder to LESSEE shall be subject to the receipt by LESSOR or the performance or occurrence, on or before the Effective Date (or such other date as provided for herein), of the following from LESSEE, all of which shall be satisfactory in form and substance to LESSOR and Lender:

        (1) Certified copy of a resolution of LESSEE's Board of Directors, certified by an officer of LESSEE, authorizing the entering into and performance of this Lease together with an incumbency certificate as to the person or persons authorized to execute and deliver this Lease and the other Lease Documents on behalf of LESSEE;

        (2) Certified copy of LESSEE's articles or certificate of incorporation and by-laws certified by an officer of LESSEE;

        (3) A favorable opinion of counsel to LESSEE, dated the Effective Date, addressed to LESSOR and Lender, and which opinion shall opine, among other things, that the Lease and all of the terms thereof constitutes the valid and binding obligation of LESSEE enforceable in accordance with its terms and that the interests of LESSOR and Lender, respectively, in the Aircraft and this Lease are fully protected and perfected;

        (4) A copy of LESSEE's air carrier operating certificate, as issued by the Secretary of Transportation of the United States pursuant to Chapter 47 of Title 49 of the United States Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo, duly certified as being true, correct, accurate and complete by an officer of LESSEE;

        (5) The LESSOR shall be satisfied that all necessary licenses and permits for the exportation of the Aircraft from Germany and the importation of the Aircraft into United States have been obtained by LESSEE and remain valid and in full force and effect and that any applicable customs duties, stamp duties and all other Taxes, if any, shall have been paid by LESSEE as a consequence of the importation of the Aircraft, the entering into of this Lease, the performance of the terms of this Lease and the leasing of the Aircraft;

        (6) An Officer's Certificate of LESSEE, dated as of the Effective Date, stating that:

             (a) The representations and warranties contained in Subsection 6(C) hereof are true and accurate on and as of such date as though made on and at such time (except to the extent that such representations and warranties relate solely to an earlier date); and

             (b) No event has occurred and is continuing, or would result from the leasing of the Aircraft, which constitutes a Default or an Event of Default or would constitute a Default or an Event of Default with the giving of notice or the passage of time or both;

        (7) Not less than three (3) Business Days prior to the Effective Date, certificates and a broker's undertaking letter, signed by an Approved Insurer(s), as to due compliance with the insurance provisions of Section 13 hereof with respect to the Aircraft;

        (8) The Security Deposit;

        (9) The Power of Attorney;

        (10) The collateral assignment of this Lease in favor of Lender;

        (11) A written statement, on the letterhead of LESSEE, for presentation to the export control authority of the Federal Republic of Germany (Bundesamt fur Wirtschaft) that neither the Aircraft nor parts thereof nor any spare parts, if any, delivered to the LESSEE shall directly or indirectly be sold, leased, released, assigned, transferred, conveyed or in any manner disposed of in or to any country other than the United States of America without due prior written consent of the Bundesamt fur Wirtschaft, except to Australia, Austria, Belgium, Luxembourg, Denmark, France, Greece, Great Britain, Ireland, Italy, Switzerland or Turkey; and

        (12)Such other documents which LESSOR or its counsel may reasonably require.

        (B) LESSOR'S CONDITIONS PRECEDENT. LESSEE's obligation to lease the Aircraft hereunder from LESSOR shall be subject to the receipt by LESSEE or the performance or occurrence, on or before the Effective Date (or such other date as provided for herein), of the following from LESSOR, all of which shall be satisfactory in form and substance to LESSEE:

        (1) The Aircraft shall be in the condition required by Exhibit "F" hereto;

        (2) The Aircraft shall be registered in the United States in the name of LESSOR;

        (3) Lufthansa shall have provided to LESSEE, on a reasonably timely basis prior to the Effective Date, such information as LESSEE shall reasonably require in connection with obtaining all necessary licenses, permits and authorizations for the exportation of the Aircraft from Germany and the importation of the Aircraft to the United States;

        (4) LESSOR's Lender shall have given to LESSEE a covenant of quiet enjoyment; and

        (5) LESSOR shall have tendered the Aircraft to LESSEE for delivery not later than December 9, 1996.

                                   SECTION 5

                  RENT; SECURITY DEPOSIT AND MAINTENANCE RESERVES

        (A) RENT. LESSEE covenants and agrees to pay to LESSOR, or to any of LESSOR's assigns designated to LESSEE in writing by LESSOR, the Rent.

             (1) BASIC RENT. The Basic Rent shall be paid by LESSEE to LESSOR in respect of the Aircraft, in advance, on each Rent Date. The first payment of Basic Rent shall be paid by LESSEE to LESSOR on the Effective Date, and LESSEE hereby directs LESSOR, and LESSOR agrees, that if LESSEE provides a letter of credit in the full amount of the Security Deposit as permitted pursuant to Section 5(D) hereof, then the Initial Deposit (as defined in Section 5(D)) shall be credited toward LESSEE's obligation to make the first payment of Basic Rent hereunder, and LESSEE shall on the Effective Date pay the balance of the first payment of Basic Rent.

             (2) SUPPLEMENTAL RENT. LESSEE agrees to pay to LESSOR, or to whomsoever shall be entitled thereto, any and-all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of LESSEE to pay any Supplemental Rent, LESSOR shall have all rights, powers and remedies provided for in this Lease or by Law or equity or otherwise in the case of nonpayment of Basic Rent. LESSEE will also pay to LESSOR, on demand, as Supplemental Rent, to the extent permitted by applicable Law, interest at the Overdue Rate on any part of any installment of Basic Rent not paid when due for the period from and including the Rent Date to and including the date of actual payment in full, and on any Supplemental Rent not paid when due or demanded by LESSOR for any period for which the same shall be overdue.

        (B) FORM OF PAYMENT. Payment of Rent and any other payments due under this Lease, shall be made in Dollars by wire transfer of immediately available funds to LESSOR or its assignee at such address and account as LESSOR may specify in writing. Payment shall be made on the Rent Date, or the Business Day thereafter if the Rent Date is not a Business Day, so as to reach LESSOR or its designated depository not later than 2:00 p.m. local time, New York, New York, on the Rent Date or the Business Day thereafter, as the case may be.

        (C) RENT NOT REDUCED BY TAXES. LESSEE agrees that each payment of Rent pursuant to this Lease shall be free of all Taxes and, in the event that any Taxes are imposed, levied, assessed by, or otherwise payable with respect to or arising out of the leasing or operation of the Aircraft by LESSEE, LESSEE shall pay such amounts as are necessary to enable LESSOR and each assignee of LESSOR to whom payments of Rent are to be made by LESSEE, to receive each payment of Rent hereunder, under any circumstances and in any event, in the full amounts required hereunder on an after-tax basis, without any reduction whatsoever.

        (D) SECURITY DEPOSIT. LESSEE shall deliver to LESSOR a security deposit in the amount of Two Hundred Forty Thousand(US$240,000) Dollars (the "Security Deposit") to secure the performance of LESSEE's obligations under this Lease, including, but not limited to, LESSEE's obligations to pay Rent. The Security Deposit shall be paid by LESSEE to LESSOR as follows:

             (i) LESSOR acknowledges receipt from LESSEE on June 5, 1996 of Seventy Five Thousand(US$75,000) Dollars (such amount is hereinafter referred to as the "Initial Deposit"); and

             (ii) LESSEE shall pay to LESSOR, on the Effective Date, One Hundred Sixty Five Thousand (US$165,000) Dollars.

The Security Deposit shall be paid by LESSEE to LESSOR when due to the following account:

             LGT Bank in Liechtenstein AG
             Herrengasse 12
             9490 Vaduz, Liechtenstein
             Account No.: 113 451 5-10 333 01
             For the account of Jetz Ventures Inc.
             Reference: Diamond Head Associates/Aloha

        The Security Deposit, if in cash, shall be held by LESSOR (or Lender) in an interest bearing account. Upon the occurrence and continuation of an Event of Default hereunder, LESSOR may use all or any part of the Security Deposit, together with all interest accrued thereon, in the manner provided for in this Lease. At the end of the Base Term of this Lease, and assuming no Event of Default has occurred and is continuing, and the Aircraft and Aircraft Documents have been returned by LESSEE to LESSOR in accordance with the provisions hereof, LESSOR shall return the Security Deposit then held by LESSOR, together with all interest accrued thereon (if the Security Deposit has been held in the form of cash), to LESSEE, to such account as LESSEE shall designate to LESSOR in writing.

        In lieu of a cash Security Deposit, LESSEE may post an irrevocable standby letter of credit (the "Letter of Credit") in the full amount of the Security Deposit. Any Letter of Credit issued by LESSEE to LESSOR shall be in form and substance satisfactory to LESSOR and Lender (the form and substance of which shall be submitted to LESSOR for approval not less than four (4) Business Days prior to the Effective Date), shall be issued and/or confirmed by a bank acceptable to LESSOR and Lender, shall be renewed not less than thirty (30) days prior to the stated expiration date thereof, shall remain in full force and effect for not less than a one year period of time following the Expiration Date and shall be drawable in either New York, New York or San Francisco, California.

        In the event LESSOR has drawn any part of the Security Deposit in accordance with the terms of this Lease, LESSEE shall as promptly as practicable supplement the Security Deposit so that at all times during the Base Term the Security Deposit (whether in the form of cash or Letter of Credit) shall be equal to Two Hundred Forty Thousand (US$240,000) Dollars.

        (E) MAINTENANCE RESERVE. Provided Airgroup meets the Credit Standards, then LESSEE shall not be required to pay Reserves for any period for which Reserves would otherwise be payable, as provided below. Airgroup shall be deemed to have satisfied the Credit Standards provided Airgroup maintains (1) a Fixed Charges Coverage Ratio equal to not less than 1.05, calculated on a rolling twelve month basis and (2) a minimum tangible net worth (tangible net worth being determined in accordance with Generally Accepted Accounting Principles, consistently applied) OF $4,000,000, calculated on a rolling twelve month basis and computed at the end of each calendar quarter, with the first computation being made as of the calendar quarter ending March 31, 1997.

        Commencing as of the calendar quarter ending March 31, 1997, and for each calendar quarter thereafter (each such date a "Review Date") during the Base Term, if LESSEE failed to meet the Credit Standards as calculated on a rolling twelve month basis, LESSEE shall pay to LESSOR Reserves on account of the operation for the Aircraft for each subsequent month following the Review Date on which it was determined that LESSEE failed to meet the Credit

Standards up through and including the next Review Date on which it is determined that LESSEE meets the Credit Standards, in an amount equal to Two Hundred Forty Five (US$245.00) Dollars per each Flight Hour incurred on the Aircraft in the previous calendar month, which amount shall be allocated at Seventy Five (US$75.00) Dollars per Flight Hour for the Airframe (the "Airframe Reserve"), Seventy (US$70.00) Dollars per Engine for each Engine Flight Hour (the "Engine Reserve"), Twenty ($20.00) Dollars per Flight Hour for the landing gear (the "Landing Gear Reserve") and Ten ($10.00) Dollars per Flight Hour for the APU (the "APU Reserve") (each a "Reserve" and collectively, the "Reserves"). All Reserves to be paid by LESSEE to LESSOR shall be paid in arrears, not later than ten (10) days following the last day of the month for which the Reserves payment was calculated except the Reserve payment for the month immediately preceding the date of the Return Occasion (as defined in Section 17(A)) shall be paid on the date of the Return Occasion. All Reserves paid by LESSEE to LESSOR will be held by LESSOR (or Lender) and shall be disbursed by LESSOR (or LESSOR shall cause the same to be disbursed) only to pay for Covered Maintenance pursuant to Section 7(D) hereof.

        (F) NET LEASE, LESSEE'S OBLIGATIONS; NO SETOFF; COUNTERCLAIM, ETC. This is a net operating lease. It is the intent of the parties hereto that this Lease be a "true lease" and a lease for United States federal income tax purposes. LESSEE acknowledges and agrees that it has no interest herein other than that of a lessee. Except as otherwise provided herein, LESSEE's obligation to pay all Rent payable hereunder shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation,
(i) any Taxes (other than Taxes applicable to said Rent for which LESSEE has no indemnification obligation under Section 11 hereof), any setoff, counterclaim, recoupment, defense or other right which LESSEE may have against LESSOR; (ii) any defect in the title, airworthiness, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, Airframe or any Engine, or any interruption or cessation in the use or possession thereof by LESSEE for any reason whatsoever; (iii) any insolvency, bankruptcy, reorganization or similar proceedings by or against LESSEE; (iv) any restriction, prevention or curtailment of, or interference with, any use of the Aircraft, Airframe or any Engine; (v) any invalidity or unenforceability or disaffirmance of this Lease or any provision hereof, whether against or by LESSEE or otherwise; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. The foregoing provisions shall not be construed as a waiver by LESSEE of any right to bring a separate action against LESSOR to recover amounts allegedly due from LESSOR to LESSEE.

                                  SECTION 6

                      REPRESENTATIONS AND WARRANTIES

        (A) DISCLAIMER OF WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH HEREIN TO THE CONTRARY, NEITHER LESSOR NOR BENEFICIARY HAS

MADE AND SHALL NOT BE DEEMED TO HAVE MADE, BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, AND LESSOR HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO AIRWORTHINESS, VALUE, CONDITION, COMPLIANCE WITH SPECIFICATIONS, DURABILITY, RELIABILITY, DESIGN, OPERATION, MERCHANTABILITY, OR FITNESS FOR USE OR PARTICULAR PURPOSE OF THE AIRCRAFT, OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, OR ANY PART THEREOF, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, OR ANY PART THEREOF, INCLUDING, WITHOUT LIMITATION, ANY LIABILITY IN CONTRACT, TORT, OBLIGATION OR LIABILITY ARISING FROM NEGLIGENCE, STRICT LIABILITY, ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE OR DEALING OR USAGE OR TRADE, OR LOSS OR INTERRUPTION OF USE, PROFIT, OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES, AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES.

        As an exception to the foregoing, LESSOR represents and warrants that, on the Effective Date:

        (1) LESSOR shall have the lawful right to lease the Aircraft to LESSEE in accordance with the terms of this Lease;

        (2) LESSOR is a national banking association and has the trust power and authority to enter into and perform its obligations under this Lease and all other Lease Documents to which LESSOR is a party; and

        (3) This Lease and all other Lease Documents to which LESSOR is a party have been duly entered into and delivered by LESSOR and constitutes a valid, legal and binding obligation of LESSOR, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, reorganization and similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity.

        THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THE PRECEDING EXCEPTION CLAUSE CONSTITUTE THE SOLE EXCEPTION TO THIS SUBSECTION 6(A) AND IS EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES OF LESSOR EXPRESS OR IMPLIED.

        (B) MANUFACTURER'S WARRANTIES. So long as no Event of Default under this Lease has occurred and is continuing, LESSOR agrees to assign or otherwise make available to LESSEE such rights as LESSOR may have, if any, under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer, Engine Manufacturer, any subcontractor or supplier thereof, to the extent that the same may be assigned or otherwise made available to LESSEE and, to the extent that the same may not be assigned or otherwise made available to LESSEE, LESSOR agrees to exert its reasonable efforts, at LESSEE's sole cost and expense, to enforce such rights as LESSOR may have with respect thereto for the benefit of LESSEE; provided, however, that upon an Event of Default all such rights shall, without further action or notice, immediately revert to LESSOR, including all claims thereunder, whether or not perfected.

        (C) LESSEE'S REPRESENTATIONS AND WARRANTIES. LESSEE represents and warrants, as of the Effective Date, and all such representations and warranties being continuing, that:

        (1) LESSEE is a corporation duly organized and existing in good standing under the Laws of Hawaii and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease and the other Lease Documents;

        (2) LESSEE is not a Governmental Entity or government owned or controlled and neither LESSEE or its properties is immune from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) nor does it have the defense of sovereign immunity or similar defense available to it in any legal action or proceeding;

        (3) LESSEE is a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo;

        (4) At the time of delivery of the Aircraft to LESSEE, the Aircraft will be eligible for U.S. registration (assuming LESSOR meets the citizenship requirements for registration of an Aircraft as set forth in the FAR's) and may be operated by LESSEE in accordance with all applicable Federal Aviation rules and regulations notwithstanding the fact, among other things, that the Aircraft will now be operated in the United States (not having previously been operated in the United States), will be added to the U.S. aircraft registry and the Aircraft will not meet the Stage III noise regulations set forth in FAR Part 36;

        (5) In the event LESSEE files a petition for relief under Chapter 11 of the United States Bankruptcy Code, as amended, or has such a petition filed against it, LESSOR will be entitled to the rights provided to a "lessor" under the provisions of 11 U.S.C. Section 1110(a)(1) and LESSEE will not oppose and will consent to any motion made by LESSOR under said section 1110 to take possession of the Aircraft pursuant to the provisions thereof;

        (6) This Lease and all other Lease Documents to which LESSEE is a party have been duly authorized by all necessary corporate action on the part of LESSEE, does not require any approval of the stockholders of LESSEE (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by LESSEE with any of the terms and provisions hereof will contravene any Law applicable to LESSEE or result in any breach of, or constitute any default under, or result in the creation of, any lien, charge or encumbrance upon any property of LESSEE under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter or bylaw, or other agreement or instrument to which LESSEE is a party or by which LESSEE or its properties or assets may be bound or affected;

        (7) LESSEE has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Governmental Entity having jurisdiction with respect to the use and operation of the Aircraft and the execution and delivery of this Lease and all other Lease Documents to which LESSEE is a party or the validity and enforceability hereof and thereof;

        (8) This Lease and all other Lease Documents to which LESSEE is a party have been duly entered into and delivered by LESSEE and constitutes a valid, legal and binding obligation of LESSEE, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity;

        (9) There are no suits or proceedings pending, or to the knowledge of LESSEE, threatened against or affecting LESSEE or its properties, which may have a material adverse effect on the financial condition or business of LESSEE or upon LESSEE's ability to perform its obligations hereunder;

        (10) LESSEE has filed or caused to be filed all material tax returns which are required to be filed by LESSEE and has paid or caused to be paid all Taxes shown to be due or payable on said returns or on any assessment received by LESSEE, except those the validity of which is contested by LESSEE in good faith by appropriate proceedings duly instituted and diligently prosecuted;

        (11) It is not necessary or advisable under any applicable Law in order to ensure the validity, effectiveness and enforceability of this Lease and Lender's security interest in this Lease and the Aircraft that this Lease or any other instrument relating thereto be filed, registered or notarized or that any other action be taken, other than the filing and registration of this Lease and Lender's security agreement with LESSOR with the FAA and filing of UCC-1 financing statements with the Bureau of Conveyances of the State of Hawaii;

        (12) Except for the registrations and filings described in (11) above, no other filing or registration of any instrument or document is necessary under any applicable Law in order to protect LESSOR'S title to and ownership of the Aircraft and Lender's security interest in the Aircraft and this Lease;

        (13) Neither the payment of Rent nor the payment of any other amount required under this Agreement is subject to deduction or withholding under any applicable Law;

        (14) No Default or Event of Default has occurred and is continuing;

        (15) The obligations of LESSEE to make payments hereunder will rank at least PARI PASSU in right of payment with all other unsecured, unsubordinated obligations of LESSEE;

        (16) LESSEE has furnished to LESSOR and Lender copies of Airgroup's audited consolidated financial statements as of December 31, 1995, as certified by Airgroup's independent certified public accountants, and uncertified quarterly consolidated financial statements of Airgroup, for the quarter ending March 31, 1996, and in each instance prepared in accordance with generally accepted accounting principles, consistently applied. Such financial statements present a true and accurate view of the financial condition of LESSEE and Airgroup, respectively, as of the date of such financial statements. Since the date of such financial statements, no material adverse change has occurred in LESSEE's or Airgroup's financial condition or their results of operations, and nothing has occurred that can reasonably be expected to have a material adverse effect on the ability of LESSEE and Airgroup to carry on their respective businesses and operations and for LESSEE to perform its obligations under this Lease;

        (17) Neither the financial statements of Airgroup nor any other material document furnished by or on behalf of LESSEE or Airgroup to LESSOR or Lender in connection with the transactions contemplated hereby contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in this Lease not misleading. LESSEE knows of no fact that materially adversely affects or, so far as LESSEE can now reasonably foresee, will materially adversely affect the business, financial condition, operations or properties of LESSEE or the ability of LESSEE to perform its obligations under the Lease Documents; and

        (18) Airgroup owns one hundred percent (100%) of the issued and outstanding stock of LESSEE.

        (D) NOTIFICATION. During the Term of this Lease, at the end of each calendar quarter, LESSEE shall send an officer's certificate to LESSOR and Lender notifying them of any condition that materially changes the content of any of the representations and warranties made as of the Effective Date under
Section 6(C) hereof or certifying that there has been no such change.

                                  SECTION 7

             POSSESSION, USE, MAINTENANCE, TITLE AND REGISTRATION

        (A) POSSESSION. Except as expressly provided in Subsection 8(B) and
Section 22, LESSEE shall not transfer possession of the Aircraft or any Engine or part thereof to any

Person without the prior written consent of LESSOR, which consent shall not be unreasonably withheld, provided that, so long as no Default or Event of Default or event which would constitute an Event of Default with the giving of notice or lapse of time, or both, shall have occurred and be continuing and so long as LESSEE shall comply with the provisions of Section 13 hereof, LESSEE may, so long as the action to be taken shall not deprive LESSOR of its title to and interest in the Aircraft, the Airframe or any Engine and shall not adversely affect the registration of the Aircraft under the Laws of the United States, without the prior written consent of LESSOR, deliver possession of the Aircraft, the Airframe or any Engine or other Part thereof to the Manufacturer, the Engine Manufacturer or Authorized Maintenance Performer, as appropriate, for testing, service, repair, maintenance or overhaul work on the Aircraft, the Airframe, any Engine or Part, or for alterations, modifications, or additions thereto, to the extent required or permitted by the terms of Subsection 7(D) hereof.

        (B) USE. LESSEE shall use the Aircraft solely in commercial passenger carrying operations in accordance with all Laws applicable to it and shall not use or permit the Aircraft to be used for any purpose for which the Aircraft is not designed or reasonably suited. LESSEE shall not use or permit the use of the Aircraft for the carriage of (i) whole animals, living or dead, except in cargo compartments according to International Air Transport Association ("I.A.T.A.") regulations and except domestic pet animals carried in suitable containers to prevent the escape of any fluids and to ensure the welfare of the animal, (ii) acids, toxic chemicals, other corrosive materials, explosives, nuclear fuels, nuclear wastes or any other nuclear assemblies except as permitted for passenger aircraft under the "Restriction of Goods" schedule issued by I.A.T.A. from time to time, or (iii) any other goods, materials or items of cargo that would not be adequately covered by the insurance required or obtained pursuant to this Lease.

        (C) LAWFUL INSURED OPERATIONS. LESSEE shall not permit the Aircraft to be maintained, used, or operated in violation of any Law of any Governmental Entity having jurisdiction, or contrary to the Manufacturer's or Engine Manufacturer's operating manuals and instructions, or in violation of any airworthiness certificate, license, or registration relating to the Aircraft issued by the FAA or any other Governmental Entity having jurisdiction, unless the validity thereof is being contested in good faith and by appropriate proceedings duly instituted and diligently prosecuted, but only so long as such proceedings will not result in the sale, forfeiture, loss of valid insurance coverage upon, or loss of, the Aircraft, the Airframe, any Engine or any Part. LESSEE shall comply with the foregoing, at its sole cost and expense, and shall maintain the Aircraft in proper condition for operation under such Laws. LESSEE agrees not to operate the Aircraft, or to permit or suffer the Aircraft to be operated, within or into any geographic area:

        (1) unless the Aircraft is at all such times covered by insurance as required by the provisions of Section 13 hereof;

        (2) contrary to the terms of such insurance as required by the provisions of Section 13 hereof; and

        (3) in violation of any Law, rule, order or regulation of any Governmental Entity.

LESSEE shall deliver to LESSOR such documents and assurances as LESSOR may request under the provisions of Section 16 hereof to evidence compliance with the foregoing.

        (D) MAINTENANCE.

             (i) LESSEE, at its own cost and expense, shall:

                  (a) service, repair, maintain, overhaul, test, or cause the same to be done to the Aircraft so as to keep the Aircraft in as good operating condition as when delivered to LESSEE hereunder, ordinary wear and tear excepted, and such operating condition as required by the Maintenance Program and as may be necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the applicable rules and regulations of the FAA;

                  (b) perform all routine and non-routine services, checks
             and corrosion control and inspections, including any structural inspections requirements (SSID's) and "A", "B", "C" or "D" checks (or the equivalent thereof) required by the Maintenance Program, the Manufacturer or the Air Authority;

                  (c) maintain, in accordance with FAR Part 121, all records, logs and other materials required by applicable Laws of any Governmental Entity and the Air Authority to be maintained in respect of the Aircraft, including but not limited to serviceable component tags required by the Air Authority;

                  (d) throughout the Base Term of this Lease, at the end of
             each calendar quarter, provide LESSOR with a written projection of the next scheduled commencement date of each "C" or "D" check to be performed on the Aircraft and each scheduled engine overhaul and the location where such checks and overhauls are scheduled to be performed;

                  (e) designate representatives to coordinate with LESSOR or
             LESSOR's representatives on maintenance and warranty matters;

             (ii) All maintenance of the Aircraft and Engines shall be performed by the Authorized Maintenance Performer.

             (iii) (A) "Covered Maintenance" means, at any time, the D check for the Airframe, the scheduled heavy maintenance check or hot section inspection for the engine, the scheduled overhaul for the landing gear and the scheduled heavy maintenance check or hot section inspection for the APU, respectively, pursuant to the Maintenance Program. Excluded from Covered Maintenance shall be overhaul or repairs caused by F.O.D, operational mishandling or by events that can be insured against. The cost of Covered Maintenance shall be limited to the actual cost of replacement parts plus the cost of the associated labor at LESSEE's in-house labor rates if the work is performed by LESSEE, or at third-party costs charged to LESSEE if the work is performed by third parties, and shall in no event include, late charges, interest, mark-ups or premium charges by LESSEE or other similar amounts.

                  (B) Unless an Event of Default shall have occurred and be continuing, to the extent that LESSEE has paid Reserves pursuant to the terms of this Lease and such Reserves have not previously been disbursed by LESSOR in accordance with the terms hereof, the LESSOR shall pay to the LESSEE, within five (5) Business Days after receipt of:

                       (a) an Officer's Certificate stating:

                            (1) that Covered Maintenance has been performed on
                       the Airframe, Engines, APU or landing gear, respectively, and the cost thereof, or

                            (2) that advance payments are required by a
                       third-party Authorized Maintenance Performer under a contract covering any such work, and the amount of such payments; and

                       (b) appropriate documentation with respect to such work
                  or payments,

        an amount equal to the actual cost of such work or such advance payment, as the case may be, up to the amount of the then unutilized Airframe Reserves for such Covered Maintenance on the Airframe, up to the amount of the then unutilized Engine Reserves for such Covered Maintenance on the Engines, up to the amount of the then unutilized APU Reserves for such Covered maintenance on the APU and up to the amount of the then unutilized Landing Gear Reserves for such Covered Maintenance on the landing gear; PROVIDED, HOWEVER, that (i) at no time shall the amount of any Reserve to be made available by LESSOR for Covered Maintenance exceed the aggregate amount remaining in such Reserve as of the date the Covered Maintenance was completed, and
        (ii) all Reserves (including but not limited to the Reserves for each Engine) shall be kept segregated and, except as expressly provided below, LESSEE may only draw upon the Reserves specifically allocated to the item on which Covered Maintenance was performed. Upon the termination of this Lease for any reason whatsoever (including, without limitation, the occurrence of an Event of Default), any amounts paid to LESSOR as Reserves and not used to reimburse LESSEE for Covered Maintenance shall be retained by LESSOR free and clear of any claim by LESSEE. Notwithstanding the foregoing, but subject to the condition precedent that no Event of Default has occurred and is continuing, in the event that LESSEE performs Covered Maintenance on the Airframe, either Engine, the APU or the landing gear, as the case may be, in order to meet, on the Expiration Date, the return conditions set forth herein, and the allocated Reserve amount for such item is insufficient to pay in full the cost of the Covered Maintenance for such item, then in such event, and only in such event, LESSEE shall be entitled to draw upon and receive from the other Reserves then held by LESSOR, that amount equal to the difference between the cost of the Covered Maintenance and the amount that was allocated in the Reserves for such item. Further, so long as no Event of Default has occurred and is continuing, in the case of a return of the Aircraft on the Expiration Date where a financial adjustment is due to LESSOR with respect to an item where Reserves have been paid, LESSEE may draw upon the Reserves then held by LESSOR and use same toward satisfaction of such financial adjustment obligation.

                  (f) LESSEE agrees that it will not discriminate against the
             Aircraft (as compared to other aircraft of the same type owned or operated by LESSEE) in the operation, use and performance of maintenance, including, but not limited to, in contemplation of the expiration or termination of this Lease with respect to the maintenance of the Aircraft (including, but not limited to, the substitution or replacements of Parts other than where the failure to replace Parts would result in LESSEE failing to meet the return conditions for the Aircraft set forth herein). The foregoing shall not be deemed to be a prohibition on LESSEE's withdrawing the Aircraft from revenue service in order to prepare the Aircraft for return to LESSOR upon the expiration or termination of this Lease nor shall the foregoing be deemed to expand LESSEE's obligations beyond those set forth in any specific return provision set forth herein.

        (E) AIRWORTHINESS DIRECTIVES; SERVICE BULLETINS.

             (i) If the FAA, the Air Authority, the Manufacturer or the Engine Manufacturer, or the manufacturer of any Parts, publishes an airworthiness directive, mandatory service bulletin or mandatory modification after the commencement date of this Lease or already has published such airworthiness directive, mandatory service bulletin or a mandatory modification which modification is required to be completed or terminated during the Base Term or at any time during the ninety (90) day period following the end of the Base Term or the termination of this Lease, LESSEE shall take all such action as is necessary to comply with such airworthiness directive, mandatory service bulletin or mandatory modification prior to the return of the Aircraft by LESSEE to LESSOR and shall, except as hereinafter stated, bear the entire expense thereof. As an exception to the foregoing, LESSOR agrees that it will reimburse LESSEE fifty percent (50%) of the cost (labor and material at the cost actually incurred by LESSEE without premium, mark-up, surcharge or interest expense) in excess of One Hundred Thousand Dollars (US$100,000) for each airworthiness directive accomplished during the last twenty four (24) months of the Base Term, and one hundred percent (100%) of the costs for each airworthiness directive and service bulletin which are accomplished by LESSEE and fall due within ninety (90)days after the Expiration Date; provided, however, that LESSOR shall have no obligation to reimburse LESSEE for airworthiness directives and service bulletins accomplished by LESSEE and which fall due within ninety (90) days after the Expiration Date unless LESSEE had prior to accomplishing such airworthiness directive or service bulletin received written authorization from LESSOR to accomplish same. LESSOR shall pay to LESSEE its share, if any, of the cost of complying with airworthiness directives performed by LESSEE, within ten (10) Business Days of receipt from LESSEE of evidence reasonably satisfactory to LESSOR that the airworthiness directive has been fully and satisfactorily complied with.

             (ii) LESSEE shall comply with all applicable mandatory service, maintenance, repair and overhaul regulations, directives and instructions of the FAA, the Air Authority, the Manufacturer, the Engine Manufacturer and the manufacturer of all Parts and shall bear the entire expense thereof except as provided in (i) above.

        (F) TITLE, REGISTRATION, PERFECTION AND INSIGNIA. LESSEE acknowledges and agrees that title to the Aircraft shall remain vested in LESSOR during the Base Term in accordance with the terms of this Lease. The Aircraft shall, at all times during the Base Term, be registered in the United States in the name of LESSOR or such Person as LESSOR may designate, in accordance with the Laws of United States. The interest of LESSOR's Lender in the Aircraft and this Lease shall at all times during the Base Term be fully protected and perfected. LESSEE agrees that it shall take no action which shall cause the Aircraft to cease to be so registered in the name of LESSOR or cause the interest of Lender to not be fully protected and perfected under the applicable Laws of United States. Unless otherwise requested, within fifteen (15) days of the Effective Date, LESSEE shall fasten or cause to be fastened in the cockpit, in a location reasonably adjacent to and not less prominent than the airworthiness certificate for such Aircraft and on each Engine, an insignia plate supplied by LESSEE and in the form set forth in Exhibit "G" hereto or in any other form subsequently designated by LESSOR to LESSEE.

        LESSEE will not allow the name of any Person to be placed on the Aircraft or any Engine as a designation that might be interpreted as a claim of ownership; provided, however, that LESSEE may cause the Aircraft to be lettered in an appropriate manner for convenience of identification of the interest of LESSEE therein, including but not limited to, the customary livery of LESSEE.

        (G) MAINTENANCE REPORTS AND RECORDS. During the Term, LESSEE shall:

             (a) provide maintenance information and reporting requirements to LESSOR and any other party so designated by LESSOR including but not limited to: (i) written notification at the end of each calendar quarter with respect to the issuance during such calendar quarter of any airworthiness directive or service bulletin, and written notification, as promptly as possible, of any legal requirement materially affecting the use, operation or maintenance of the Aircraft, Airframe, Engines or Parts; (ii) quarterly written projections of scheduled Airframe, Engine, landing gear and APU heavy maintenance; (iii) prompt written notification of damage to the Aircraft, Airframe, Engines or Parts where the estimated cost of repair is in excess of $500,000 in the aggregate; (iv) promptly upon the request of LESSOR, written notification of Engine removals, exchanges or foreign object damage (said report to include details of circumstances and plan of action to repair); (v) reports of Flight Hours and Cycles on a monthly basis; (vi) promptly upon the request of LESSOR, a report of all service bulletins completed; and (vii) promptly upon the request of LESSOR, copies of all material reports sent to the Air Authority or any other Governmental Entity concerning the Aircraft.

             (b) LESSEE will, during the Base Term, maintain all records, logs and other materials required to be maintained with respect to the Aircraft by Persons in operational control of the Aircraft under any applicable rules, Laws or regulations and shall supply all such records, logs and other materials to LESSOR or third parties, as reasonably requested, as shall be necessary in order to implement the Maintenance Program and any and all warranties and guarantees that apply to the Aircraft. LESSEE will provide LESSOR with copies of all records of maintenance performed during the Base Term as requested by LESSOR. All such records shall be kept as required under the rules and regulations of the Air Authority and shall be maintained in English.

                                  SECTION 8

                     REPLACEMENT OF PARTS: ALTERATIONS,
                        MODIFICATIONS AND ADDITIONS

        (A) REPLACEMENT OF PARTS. Except as otherwise provided herein, LESSEE, at its own cost and expense, shall promptly replace all Parts which may, from time to time, be incorporated or installed in, or attached to, the Aircraft, the Airframe or any Engine and be an accession thereto, and which may, from time to time, become lost, stolen, seized, confiscated or unserviceable. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, LESSEE may remove any Parts, provided that LESSEE shall replace such Parts as promptly as may be practicable. All replacement Parts shall be free and clear of all Liens, except Permitted Liens, shall meet all requirements of the Air Authority, and shall be in as good operating condition as, and have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts were maintained in the condition required pursuant to the requirements of this Lease.

        All parts owned by LESSOR at any time removed from the aircraft shall remain the property of LESSOR, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in, or attached to, such Aircraft and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Parts becoming incorporated or installed in or attached to the Aircraft as above provided, and without further act:

        (1) title to the removed Part shall vest in LESSEE, free and clear of all rights of LESSOR and LESSOR Liens;

        (2) title to the replacement Parts shall vest in LESSOR, free and clear of all rights of third parties, including, but not limited to, LESSEE; and

        (3) such replacement Parts shall become subject to this Lease and shall be deemed part of the Aircraft into which such Parts were incorporated or with respect to which such Parts were required, for all purposes hereof to the same extent as the Parts originally incorporated or installed in, or attached or related to such Aircraft.

        (b) pooling; etc.

             (i) LESSEE may subject the Aircraft or any Engine to normal interchange agreements customary among major air carriers entered into by the LESSEE in the ordinary course of its business, and may subject any Engine to pooling arrangements customary among major Air Carriers and entered into by the LESSEE in the ordinary course of its business.

             (ii) LESSEE may install an Engine on an airframe owned by the LESSEE provided such airframe is free and clear of all liens and encumbrances, except

                  (a) Permitted Liens; and

                  (b) The rights of Air Carriers under normal interchange
             arrangements which are customary among major Air Carriers and which do not contemplate, permit or require the transfer of title to the Airframe or Engines installed thereon.

             (iii) LESSEE may install an Engine on an airframe leased to, or purchased by the LESSEE, subject to a lease, conditional sale, trust indenture or other security agreement, but only if

                  (a) such airframe is clear of all liens and encumbrances,
             except Permitted Liens and the rights of the parties to the lease, conditional sale, trust indenture or other security agreement covering such airframe; and

                  (b) LESSOR and Lender shall have received from the lessor, conditional seller, indenture trustee, or secured party of such airframe, a written agreement (which may be the lease, conditional sale, trust indenture or other security agreement covering such airframe), whereby such lessor, conditional seller, indenture trustee or secured party expressly agrees that neither it nor its successors or assigns will acquire or claim any right, title or interest in any Engine by reason of such Engine being incorporated in such airframe at any time while such Engine is subject to this Lease; and

                  (c) LESSOR and Lender, upon request, shall have received
             from counsel to the LESSEE an opinion, in form and substance satisfactory to LESSOR and Lender, to the effect that no creditors of, or bona fide purchasers from, the lessor, conditional seller, indenture trustee or secured party of such airframe will acquire any right, title or interest in such Engine by reason of such Engine being installed on such airframe at any time while such Engine is subject to this Lease. In the event that LESSOR and Lender require an opinion, the cost of such opinion shall be shared equally by LESSOR and LESSEE.

                       (iv) No permitted interchange or pooling agreement,
                  transfer or other relinquishment of possession permitted hereunder shall affect the title to, or registration of or effect any transfer of the Aircraft, Airframe or Engines or shall constitute consent to any action not permitted to the LESSEE in this Lease.

                       (v) LESSOR agrees, for the benefit of any lessor,
                  indenture trustee or other secured party to LESSEE, that it will not acquire or claim any right, title or interest in any engine by reason of such engine being incorporated in the Airframe at any time while such engine is subject to a lease, conditional sale, trust indenture, or other security agreement covering such engine.

        (C) EQUIPMENT CHANGES. LESSEE, at its own expense, shall make such alterations and modifications in and additions to the Aircraft ("Equipment Changes") as may be required from time to time to meet the standards of the Air Authority and of the Governmental Entity in the jurisdiction of which LESSEE elects to fly the Aircraft and whose approval or consent is required to permit LESSEE to fly over and/or into any geographical area with respect to which the Governmental Entity exercises authority. In addition, the term "Equipment Changes" shall mean modifications to or additions to the Aircraft that LESSEE, at its own expense, may from time to time deem desirable in the proper conduct of its business, provided that no such Equipment Change diminishes the value, utility, condition or airworthiness of the Aircraft below the value, utility, condition and airworthiness thereof immediately prior to such Equipment Change, assuming the Aircraft was then in the condition required to be maintained by the terms of this Lease, and provided further that LESSEE shall not change the configuration (other than the seating configuration) of the Aircraft during the Term hereof unless such configuration is approved by the Manufacturer, LESSOR and the Air Authority. Any Equipment Change with an estimated cost in excess of Two Hundred Fifty Thousand (US$250,000) Dollars must be approved in advance by LESSOR, which approval will not be unreasonably withheld.

        In connection with the provisions of the preceding paragraph, LESSOR and LESSEE hereby acknowledge and agree that (1) LESSEE may modify the cockpit of the Aircraft in order to standardize same with LESSEE's fleet of Boeing 737-200 aircraft (provided such cockpit standardization is performed in accordance and complies with, the Maintenance Program and the rules and regulations of the FAA, in each case to the extent applicable, (2) all Parts removed from the cockpit of the Aircraft in connection with such cockpit standardization shall become the property of LESSEE (subject to the provisions of clause (3) of this sentence) and all Parts installed in the cockpit of the Aircraft in connection with such cockpit standardization shall become the property of LESSOR and subject to the terms of this Lease, (3) in connection with the cockpit standardization the Omega Navigation System (Litton 211) and the Doppler Radar System (collectively, the "Removed Cockpit Parts") will not be replaced (and are not required to be replaced) and that such Removed Cockpit Parts shall be returned to LESSOR upon the completion of such cockpit standardization and LESSEE shall have no claim, right, title or interest therein and such Removed Cockpit Parts shall be the property of LESSOR and not subject to the terms of this Lease, and (4) upon the return of the Aircraft by LESSEE to LESSOR on a Return Occasion, LESSEE, in its sole discretion, shall have the right to return the Aircraft with the cockpit configured in LESSEE's standard configuration for Boeing 737-200 aircraft or in the configuration that the cockpit was in on the Effective Date. Any and all modifications contemplated by this paragraph shall be effected at the sole cost and expense of LESSEE.

        Title to all Parts incorporated, installed in, attached or added to the Aircraft as the result of any such Equipment Change shall, without further act, vest in LESSOR; provided, however, that during the Base Term LESSEE may remove any such Part if: (1) such Part is in addition to any Part originally incorporated or installed in or attached to such Aircraft at the time of delivery thereof hereunder; and (2) such Part is not required by the Air Authority or the Governmental Entity having jurisdiction to be incorporated, installed in, attached or added to the Aircraft; and (3) such Part can be removed from the Aircraft or can be replaced with a part of equal value to the
Part installed upon delivery without diminishing or impairing the value, utility or airworthiness which the Aircraft would have had at such time, had such Equipment Change not occurred. Upon the removal by LESSEE of any Part as above provided, title thereto shall, without further act, vest in LESSEE and such Part shall no longer be deemed part of the Aircraft from which it was removed. Any Part not removed from the Aircraft by LESSEE as provided above prior to a Return Occasion shall remain the property of LESSOR. Notwithstanding the foregoing provisions of Section 8(c), LESSOR agrees that LESSEE may install replacement seats and galleys on the Aircraft. If the replacement seats and galleys are (i) owned by any third party and leased to LESSEE, (ii) sold to LESSEE subject to a conditional sales contract or other security interest, or
(iii) lease to LESSEE pursuant to a lease which is subject to a security interest in favor of any third party, then LESSOR will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in such seats and galleys as the result of such seats and galleys being installed in the Aircraft; provided, however (a) that LESSOR's inability to so acquire or claim is subject to the express condition that such lessor, conditional vendor or secured party shall not acquire or claim, as against LESSOR, any right, title or interest in the Aircraft, or any Part other than its interest in such seats or galleys by reason of such seats or galleys being installed thereon, and (b) that all of LESSEE's right, title and interest in and to any seats or galleys (but none of its obligations with respect thereto) not removed by LESSEE within thirty (30) days after an Event of Default shall, at such time, automatically become the property of LESSOR and subject to this Lease.

        Notwithstanding anything set forth herein to the contrary, in connection with a return of the Aircraft by LESSEE to LESSOR on the Expiration Date, LESSEE shall be entitled to remove and retain (with title vesting in LESSEE) the avionics black boxes installed by LESSEE with respect to the TCAS and windshear detection systems. All wiring installed by LESSEE in connection with the installation of the TCAS and windshear detection systems and the mode S transponder (which shall be installed on the Aircraft at the time of delivery of the Aircraft by LESSOR to LESSEE on the Effective Date) shall remain in the Aircraft and shall be deemed the property of LESSOR.

        In the event the FAA requires LESSEE to comply with the Stage III noise regulations set forth in FAR Part 36 and LESSEE cannot obtain an exemption or deferment for complying, provided no Default or Event of Default has occurred and is continuing, LESSOR will, upon the request of LESSEE, provide financing to LESSEE for the acquisition of a shipset of Stage III hushkits suitable for installation on the Aircraft or, at LESSOR's election, provide such hushkits to LESSEE. Should LESSOR provide financing or the hushkits to LESSEE as contemplated in the preceding sentence, the Basic Rent will be adjusted upward so as to fully amortize the financing or the cost of the hushkits over the remaining term of the Lease based on the amount of the financing or the cost of the hushkits, as the case may be, and the prevailing interest rates applicable to an entity with the credit of LESSEE at such time. In the event LESSEE is required to install hushkits during the last twelve (12) months of the Base Term in order to meet Stage III noise regulations, LESSEE shall have the option of either (i) retaining the hushkits at the end of the Base Term (provided no Default or Event of Default has occurred and is continuing, and further provided, that LESSEE restores the Aircraft to the condition that it was in prior to the installation of the hushkits), in which case LESSOR will transfer title to the hushkits to LESSEE, or (ii) extending the term of the Lease on terms and conditions mutually acceptable to LESSEE and LESSOR. In the event LESSEE exercises the option set forth in (ii), LESSEE shall send a notice to LESSOR not later than one hundred twenty (120) days prior to the end of the Base Term and LESSOR and LESSEE shall have agreed on the terms and conditions of such extension not later than sixty
(60) days prior to the end of the Base Term. In the event LESSEE has exercised option (ii), above, and LESSOR and LESSEE fail to reach an agreement on the terms and conditions for the extension of the Lease with the time period set forth above, then, in such event, the Base Term will be deemed to be extended for a one (1) year period of time from the Expiration Date and all other terms and conditions of this Lease will remain unchanged, except (i) the amount of Basic Rent which shall be equal to the greater of (x) the current fair market rental value for the Aircraft as of the Expiration Date and (y) the amount of Basic Rent then in effect immediately prior to the Expiration Date; and (ii) the Security Deposit will be increased so that the amount of the Security Deposit will at all time be equal to two month's Basic Rent.

            LESSOR shall bear no liability in respect of, or cost for, any Equipment Change, grounding of the Aircraft, suspension of certification thereof, or loss of revenue therefrom.

        (D) On the Effective Date, the Engines installed on the Aircraft shall be Pratt & Whitney model JT8D-15 engines (the "-15's"). Within sixty (60) days of the Effective Date, LESSOR shall deliver to LESSEE's maintenance base in Honolulu, Hawaii, or such other location in the United States designated in writing by LESSEE, two Pratt & Whitney model JT8D-9A engines (the "-9A's"). LESSEE shall, at its cost and expense (i) remove the -15's and ship same (along with all components removed in installing the -9A's and all records delivered by LESSOR to LESSEE relating to the -15's, in the same condition as delivered, except that such records will have been updated by LESSEE to reflect LESSEE's use of the -15's in accordance with the Maintenance Program and as required by the FAA) to a location designated by LESSOR, (ii) perform a borescope of the -15's having the same scope as the borescope inspection performed on the -15's prior to delivery of same by LESSOR to LESSEE. All discrepancies outside of the limits set under the manufacturer's maintenance manual for such -15's as evidenced by the borescope inspection shall be corrected by LESSEE at its sole cost and expense, and (ii) install the -9A's on the Aircraft. LESSEE agrees that when installing the -9A's, the mixers from the -15's will either be installed on the thrust reversers for the -9A's or returned to LESSOR. Simultaneously with the installation of the -9A's, (i) LESSOR and LESSEE shall execute a partial lease termination for the purpose of releasing the -15's from the terms of this Lease, (ii) LESSOR and LESSEE shall execute a Lease Supplement to this Lease for the purpose of subjecting the -9A's to the terms of this Lease, (iii) LESSEE shall execute and deliver to LESSOR a Delivery Receipt and Acceptance Certificate with respect to the -9A's, (iv) LESSEE and LESSOR shall execute releases and/or amendments to all UCC financing statement previously executed and filed to reflect the release of the -15's and the inclusion of the -9A's, and (v) LESSEE shall execute and deliver such additional documents as Lender may reasonably request in order to perfect its security interest in the -9A's. LESSOR agrees that it shall use its reasonable efforts to cause LESSEE to be named as an additional insured, for a period of two (2) years from the date on which LESSEE re-delivers the -15's to LESSOR or its designee, under the liability insurance coverage provided by any party to whom LESSOR sells or leases the -15's.

                                   SECTION 9

                       INSPECTION; FINANCIAL INFORMATION

        (A) During the Base Term, in addition to the information and reports required to be provided by LESSEE to LESSOR pursuant to Section 7(G) of this Lease, LESSEE shall furnish to LESSOR and Lender such additional information concerning the location, condition, use and operation of the Aircraft as LESSOR and/or Lender may reasonably request.

        (B) The right of LESSOR, or its designated representatives, to inspect the Aircraft during any "C" or "D" check or equivalent (as defined in the Maintenance Program), performed by or on behalf of LESSEE during the Base Term, shall be absolute. LESSEE shall also provide LESSOR with maintenance schedules relating to the Aircraft upon the delivery of the Aircraft to LESSEE, and from time to time as such maintenance schedules are adjusted or updated. LESSEE further agrees to provide LESSOR with quarterly written projections of the scheduled date for "C" and "D" checks, in order to enable LESSOR to inspect the Aircraft at the time and place such checks occur. During such checks, LESSEE agrees to allow LESSOR, or its authorized representative, to inspect any area of the Aircraft which LESSOR requests to inspect which would normally require inspection during such major checks. LESSEE also shall permit any Person designated by LESSOR in writing to:

            (1) visit and inspect the Aircraft, its condition, use and operation, and the records maintained in connection therewith;

            (2) visit and inspect the properties of LESSEE;

            (3) discuss the finances and accounts of LESSEE with the principal officers of LESSEE,

all at such times and frequencies as LESSOR, or the assignee of LESSOR, may reasonably request. Notwithstanding the foregoing or any other right to inspect granted to LESSOR under this Lease, neither LESSOR nor the assignee of LESSOR shall have any duty to make any such inspection and neither LESSOR nor the assignee of LESSOR shall incur any liability or obligation by reason of not making any such inspection;

            (4) obtain such other financial information as LESSOR or Lender may reasonably request. In this regard, during the Base Term, LESSEE shall deliver to LESSOR and Lender annual consolidated financial statements of Airgroup prepared in accordance with generally accepted accounting principles consistently applied and audited by recognized, independent certified public accountants reasonably satisfactory to LESSOR as soon as practicable and in any event within 120 days after the end of LESSEE's fiscal year, as well as quarterly unaudited financial statements of LESSEE, certified as being true, accurate and complete by the chief financial officer of LESSEE, within 60 days following the close of each of LESSEE's fiscal quarters; and

            (5) inspect LESSEE's Maintenance Program for the Aircraft and make copies and take extracts thereof.

LESSOR hereby agrees that if LESSOR exercises any of the rights listed in clauses (1) through (5) above, it shall do so in such a manner so as not to unreasonably interfere with the business and operations of LESSEE.

        (C) LESSEE shall also furnish any other information or records on the Aircraft that LESSOR and/or Lender may reasonably request.

        (D) LESSOR agrees to keep confidential any information provided to it by LESSEE under the terms of this Lease; provided, however, that LESSOR shall have no obligation to keep such information confidential (i) if such information is public information at the time received by LESSOR or becomes public at the time same is disclosed by LESSOR, (ii) from LESSOR's attorneys, accountants, auditors and aircraft technical experts, and (iii) if compelled by court order or the provisions of any Law to disclose same.

                                   SECTION 10

                              COVENANTS OF LESSEE

        LESSEE represents, warrants, covenants and agrees, in addition to all other representations, warranties and covenants set forth in this Lease, that:

        (A) MAINTENANCE OF CORPORATE EXISTENCE. LESSEE shall preserve and maintain its existence, valid legal status, and all of its rights, privileges, and franchises necessary to remain duly incorporated and to operate as a passenger airline under the Laws of the United States and the State of Hawaii.

        (B) PAYMENT OF TAXES. LESSEE shall:

            (1) Pay or cause to be paid all Taxes imposed, levied or assessed upon LESSEE (or for which LESSEE has assumed the obligation pursuant to this Lease) or its income or profits, or upon any property or assets belonging to or used by it, prior to the date on which penalties attach thereto;

            (2) Pay or otherwise discharge all lawful claims, which, if not paid, might become a Lien or charge upon the property of LESSEE (provided, however, that LESSEE shall not be required to pay any such Taxes or claims, the payment of which is being contested in good faith and by appropriate proceedings and for which adequate reserves have been provided, except that LESSEE will pay or cause to be paid all such Taxes or claims forthwith in the event LESSEE is unable to stay or suspend enforcement or execution of a warrant of restraint or foreclosure of any Liens which attach as security therefor).

        (C) SALE OF ASSETS, MERGER, ETC. Without the prior written consent of LESSOR, which consent shall not be unreasonably or arbitrarily withheld, LESSEE will not sell, lease, assign, transfer or otherwise dispose of substantially all of its assets, whether now owned or hereafter acquired, except in the ordinary course of its business as presently conducted and for a full and adequate consideration, and will not merge or consolidate with or into, or acquire substantially all of the assets and assume substantially all of the liabilities of, any corporation or other entity unless the surviving entity is the LESSEE or the surviving entity assumes this Lease and the financial condition of LESSEE or the surviving entity after such sale of assets, merger, consolidation or acquisition is equal to or better than that of LESSEE immediately prior thereto as LESSOR in its reasonable judgment shall determine.

        (D) AIR CARRIER. Throughout the Base Term, LESSEE shall, at all times, be an Air Carrier in good standing.

        (E) U.S. CITIZEN. Throughout the Base Term, LESSEE shall, at all times, be a citizen of the United States as defined in 40102 of Title 49 of the United States Code.

        (F) AIRWORTHINESS CERTIFICATE. Prior to operating the Aircraft in revenue service, LESSEE shall provide to LESSOR a copy of the Certificate of Airworthiness for the Aircraft issued by the Air Authority or other Governmental Entity having jurisdiction, duly certified as being true, accurate and complete by an officer of LESSEE.

        (G) COMMUNICATIONS. LESSEE shall deliver to LESSOR promptly any communications received by LESSEE from the Air Authority or any Governmental Entity which materially affects the Aircraft.

                                   SECTION 11

                                      TAXES

        (A) GENERAL TAX INDEMNITY. LESSEE agrees to pay and to indemnify and hold harmless the Indemnitees from all Taxes against or upon any of the Indemnitees, LESSEE, the Aircraft, or any part thereof during the Base Term and arising out of this Lease, or upon the leasing, selling, possession, use, operation, repair, maintenance, overhaul, settlement of any insurance claim, or return thereof, or upon any Rent, receipts or earnings arising from the operation thereof, or upon or with respect to this Lease unless, and to the extent only that, any such Tax is being contested by LESSEE in good faith and by appropriate proceedings duly instituted and diligently prosecuted with adequate reserves having been provided on account thereof and only so long as such proceedings do not involve any danger of the sale, forfeiture or loss of the Aircraft. In case any report or return is required to be made with respect to any obligation of LESSEE under or arising out of this Section 11, LESSEE shall either make such report or return in such manner as will show the ownership of the Aircraft in LESSOR and send a copy of such report or return to LESSOR, or shall notify LESSOR of such requirement and make such report or return in such manner as shall be satisfactory to LESSOR. If claim is made against any Indemnitee for any Taxes arising during the term of this Lease, such Indemnitee shall promptly notify LESSEE. Any such Indemnitee shall, at LESSEE's expense, take such action as LESSEE may reasonably request in writing with respect to such asserted liability, and if reasonably requested by LESSEE and upon the prior payment to such Indemnitee by LESSEE of an amount equal to such Tax, any payment by an Indemnitee of such Tax shall be made under protest. If payment is made, the Indemnitee shall, at LESSEE's expense, take such action as LESSEE may reasonably request to recover such payment and shall, if requested, permit LESSEE in the Indemnitee's name to file a claim or prosecute an action to recover such payment. All of the obligations of LESSEE in this Section 11 with respect to Taxes imposed or accrued before the expiration or other termination of this Lease shall continue in full force and effect notwithstanding such expiration or other termination, and are expressly made for the benefit of, and shall be enforceable by, each Indemnitee. LESSEE further agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the recipient of the payment or indemnity harmless on an after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under the Laws of any Governmental Entity. Excluded from the tax indemnification set forth above are any income taxes assessed or due on an Indemnitee's net income or any state franchise or similar corporate taxes payable by an Indemnitee.

        In the event that during the Base Term a federal value added tax or consumption tax is enacted and becomes effective which replaces the federal income tax, LESSOR and LESSEE shall negotiate in good faith a restructuring of the provisions of this Section 11(A), consistent with the principles for tax indemnification reflected in this Section 11(A), so as to achieve substantially the same degree of tax indemnification obligations of LESSEE as existed prior to the enactment of such federal value added tax or consumption tax.

        (B) SPECIAL TAX INDEMNITY. (i) TAX ASSUMPTIONS. In entering into the Lease and the transactions contemplated hereby, LESSOR has made the following tax assumptions for the Aircraft (the "Tax Assumptions"):

            (1) LESSOR or Beneficiary is entitled to the benefit of depreciation for Federal income tax purposes under the Accelerated Cost Recovery System provided for in Section 168 of the Code and depreciation deductions for state income tax purposes for the state where LESSOR's or Beneficiary's principal place of business is located ("LESSOR's Home State") based upon one hundred percent (100%)of the Acquisition Cost of the Aircraft, and on the basis that the Aircraft shall have seven year recovery period and property classification, and that LESSOR or Beneficiary shall be entitled to use the method of depreciation and depreciation convention equal to 200% declining balance method of depreciation, switching to the straight line method at the point in time that maximizes the depreciation allowance for LESSOR or Beneficiary (the "Recovery Deduction");

            (2) with respect to the Aircraft, Lessor or Beneficiary will be entitled to the benefit of deductions for Federal and LESSOR's Home State income tax purposes for interest payable with respect to any indebtedness incurred by LESSOR or Beneficiary in connection with any financing by LESSOR or Beneficiary of any portion of the Acquisition Cost of the Aircraft (the "Interest Deduction"); and

            (3) for each year of the Base Term of the Lease, including any year in which a Tax Loss (hereinafter defined) occurs, LESSOR or Beneficiary will be subject to tax as follows:

                 (x) for such year up to and including the year in which such Tax Loss occurs, at a composite Federal and state income tax rate that is equal to the highest marginal rate (provided that, in computing such highest marginal rate, there shall be excluded any surcharges to normal Federal and state income tax rates which are applicable to brackets of income which are limited as to their upper level, such as but not limited to those described in the last two sentences of Section 11(a)(1) of the Code, and, it is understood that surcharges which are applicable to brackets of income which are not limited as to their upper level shall be included in computing such highest marginal rate) provided for under the Code and the laws of the LESSOR's Home State (the "Highest Composite Marginal Tax Rate") and that is actually in effect for each such year and assuming that any state tax used in the calculation of such marginal rate shall be taken as a deduction for purposes of computing Federal tax so that the Composite Rate is a lower rate than that obtained by merely adding the state rate to the Federal rate (assuming LESSOR has received a tax benefit from such deduction), and

                 (y) for such year following the year in which such Tax Loss occurs, at a composite Federal and state income tax rate that is equal to the Highest Composite Marginal Tax Rate actually in effect in the year in which such Tax Loss occurs and which, under the provisions of the Code and the laws of LESSOR's Home State then in effect, is to be applicable to each such following year.

        (ii) LESSEE'S TAX REPRESENTATIONS AND WARRANTIES. LESSEE represents and warrants to LESSOR and Beneficiary that:

            (1) at all times during the Base Term, with respect to the Aircraft, such Aircraft will not, due to any act or failure to act on the part of LESSEE, constitute property "used predominantly outside the United States" or "tax-exempt use property" within the meaning of Sections 168(g)(1)(A), 168(g)(4)(a) and 168(h)(1)(A), respectively, of the Code and Proposed Code Regulation Section 1.168-2(g)(5)(iii)(A).

        (iii) INDEMNITY. If by reason of the breach or inaccuracy of any of LESSEE's representations and warranties set forth in this Section, LESSOR or Beneficiary shall lose the benefit of, or shall not have or shall lose the right to claim, or shall suffer a disallowance or recapture of, or delay in claiming, all or any portion of the Recovery Deduction or, if LESSOR or Beneficiary finances any portion of its Acquisition Cost, the Interest Deduction, with respect to the Aircraft (any such loss, failure to have or loss of the right to claim, disallowance, recapture, delay in claiming, treatment, or inclusion referred to in any of the foregoing clauses of this section being hereinafter called a "Tax Loss"), then a Tax Loss shall be deemed to have occurred and LESSEE shall on the Rent Date next following written notice by LESSOR or Beneficiary to LESSEE that a Tax Loss has occurred pay to LESSOR or Beneficiary an amount sufficient to indemnify LESSOR or Beneficiary for such Tax Loss and penalties, if any thereon, on an after-tax basis.

        (iv) IDENTIFICATION OF LESSOR. For purposes of this Section, the term "LESSOR" shall include the Beneficiary, each member of the Beneficiary and their respective successors, assigns, heirs and personal representatives.

        (v) CONTESTS. If an Indemnitee should receive notice of any claim by a taxing authority that may result in liability on the part of LESSEE under
Section 11 (B) (iii), such Indemnitee shall promptly notify LESSEE of such claim and LESSEE and such Indemnitee shall have the same rights and privileges with respect to such contest of such claim as are described above in Section 11(A).

        (C) EXCLUSIONS. Notwithstanding the foregoing provisions of this
Section 11, the LESSEE shall not be required to indemnify for any liability which occurs directly and primarily as a result of any of the following events:

            (1) a failure by an Indemnitee to timely or properly claim a deduction or other tax benefit, the gross negligence of an Indemnitee or the failure of an Indemnitee to timely notify LESSEE of a claim against such Indemnitee by a taxing authority, provided such failure to timely notify LESSEE has a material adverse affect on LESSEE's rights under this Section 11;

            (2) the treatment of the Aircraft in 1996 or the year in which the Base Term (or any extension thereof) expires as used predominantly outside the United States for purposes of Code

Section 168(g)(1)(A), if such treatment would not have occurred but for such use of the Aircraft outside of the United States prior to or subsequent to the term of the Lease;

             (3) an event which occurs after the end of the Base Term with respect to the Aircraft and the return thereof in accordance with the Lease; or

             (4)(a) a material change in the Code, the Income Tax Regulations promulgated by the United States Treasury Department or a change in the administrative or judicial interpretations thereof (collectively, a "Change in Law"), which is enacted, adopted or promulgated and becomes effective after the Effective Date and during the Base Term; provided, however, that with respect to such Change in Law, (i) there is no pending contest, appeal or review process with respect thereto, and (ii) the Internal Revenue Service has recognized and is enforcing such Change in Law.

               (b) should a Change in Law occur and become effective during the Base Term, LESSEE shall have the right to send a notice to LESSOR (a "LESSEE's Change Notice") advising LESSOR of the Change in Law and LESSEE's intention not to indemnify LESSOR for those matters which are the subject of the Change in Law. LESSOR shall have ninety (90) days from the date of the giving of LESSEE's Change Notice to send LESSEE a notice (the "LESSOR's Response") advising LESSEE that it either (i) acknowledges and agrees that it will not be indemnified by LESSEE for those matters which are the subject of the Change in Law, or (ii) that it has elected to terminate the Lease ninety (90) days from the date of the giving of the LESSOR's Response. In the event that LESSOR in the LESSOR's Response has elected option (ii), LESSEE shall have thirty (30) days from the date of the giving of LESSOR's Response to send a written notice to LESSOR modifying LESSEE's Change Notice (a "LESSEE Modification Notice") and agreeing to indemnify LESSOR for those matters which are the subject of the Change in Law. In the event LESSEE does not give a LESSEE Modification Notice within said thirty (30) day period, LESSOR shall have ten (10) days from the end of such thirty (30) day period to send to LESSEE a notice modifying the LESSOR's Response (a "LESSOR Modification Notice") and agreeing to option (i) above. In the event that LESSEE has declined to indemnify LESSOR for those matters which are the subject of the Change in Law, LESSEE would have no obligation to indemnify for those matters for the period of time following the giving of LESSEE's Change Notice.

        (D) TAX SAVINGS OR REFUND. (i) If an Indemnitee shall receive a refund on account of any Tax for which such Indemnitee was indemnified or which was advanced by LESSEE, then such Indemnitee shall, and LESSOR shall use its reasonable efforts to cause such Indemnitee to, promptly pay the amount of such refund to LESSEE (together with the amount of any interest and attorneys fees received by such Indemnitee in relation to such refund).

        (ii) If an Indemnitee, as a result of a loss or expense for which an indemnity payment has been made pursuant to this Section 11 or as a result of deferred depreciation deductions or increased basis (i.e., depreciation deductions or basis in any tax year which are greater than they would have been had the circumstances giving rise to LESSEE's liability for indemnity not occurred), shall realize an aggregate net reduction in United States federal income tax or state or local incomes taxes which such Indemnitee would not have realized but for such loss, expense, deferred depreciation deductions or increased basis, the Indemnitee shall pay, and the LESSOR shall cause the Indemnitee to pay, the LESSEE an amount equal to such aggregate net reduction in United States federal income tax plus any other tax savings realized by such Indemnitee on account of the same. Any payment due to the LESSEE from an Indemnitee pursuant to this Section 11 shall be paid promptly after the Indemnitee actually realizes any such aggregate net reduction in United States federal income tax or state or local income taxes. Notwithstanding anything set forth herein to the contrary, in no event shall any Indemnitee be required to make any payment to LESSEE pursuant to the terms of this subsection (ii) in excess of the amount of indemnification payments made by LESSEE to such party pursuant to this Section 11.

                                   SECTION 12

                                 EVENT OF LOSS

        (A) EVENT OF LOSS REGARDING THE AIRCRAFT. In the event that an Event of Loss occurs with respect to the Aircraft, LESSEE shall forthwith (and, in any event, not later than three (3) days after the occurrence of the Event of Loss) give LESSOR written notice of such Event of Loss and, not later than the earlier of: (a) the sixtieth day following the occurrence of such Event of Loss; or (b) the day of receipt of insurance proceeds in respect of such Event of Loss; pay to LESSOR or its assignees, in funds of the type specified in Subsection 5(B) hereof, the sum of all unpaid Rent and all other amounts due hereunder with respect to such Aircraft and which have accrued through and including the date of payment of the Agreed Value, plus an amount equal to the Agreed Value. In the event of payment in full of such Agreed Value, together with all such amounts due or accrued hereunder on or prior to the date of such payment, the obligation of LESSEE to pay Rent hereunder shall terminate. On the date of payment of the Agreed Value, LESSOR shall credit or refund to LESSEE all pre-paid Basic Rent, if any, the Security Deposit and all accrued Reserves.

            Upon payment of all Rent due and the Agreed Value, LESSOR shall transfer to LESSEE (subject to the rights of the insurers) all of LESSOR's right, title, and interest in and to: (i) the Aircraft which sustained such Event of Loss, as well as all of LESSOR's right, title, and interest in and to any Engines constituting part of such Aircraft; and (ii) all claims for damages to such Aircraft and/or Engines, if any, against third Persons arising from such Event of Loss (unless any insurance carrier requires that such claims be assigned to it), without any representation, warranty, or recourse of any kind whatsoever, express or implied, except a warranty that such Aircraft is free and clear of any Liens, mortgages and encumbrances, other than

Liens which LESSEE is required to discharge hereunder or defects in title resulting from acts by or claims against LESSEE.

            In the event of an Event of Loss involving the Aircraft wherein one or more of the Engines are not attached to the Airframe, the Aircraft, for purposes of this Section 12(A), shall be deemed to include all Engines on lease hereunder and LESSOR shall cooperate in transferring title to such non-attached Engines, free and clear of all LESSOR Liens, to the owner of the engine attached to the Airframe at the time of the Event of Loss.

            In the event of an Event of Loss to an airframe involving an Engine attached to an airframe owned by LESSEE or another party, such airframe shall be deemed to include the Engine attached thereto and LESSEE shall promptly transfer title to, or cause the party on whose airframe the Engine was attached to promptly transfer title to, a Replacement Engine (as defined below) in accordance with the terms and conditions set forth in Section 12(B).

        (B) EVENT OF LOSS WITH RESPECT TO AN ENGINE. Upon any Event of Loss with respect to an Engine not then installed on the Aircraft, or an Event of Loss with respect to Only an Engine installed on the Aircraft not involving an Event of Loss to the Aircraft, LESSEE shall give LESSOR prompt written notice thereof and LESSEE shall replace such Engine as soon as reasonably possible after such Event of Loss by duly conveying to LESSOR, as a replacement for such Engine, title to another engine owned by LESSEE (a "Replacement Engine"), which Replacement Engine shall be free and clear of all Liens and shall have a value and utility at least equal to, and be in as good operating condition as, the Engine which sustained such Event of Loss (assuming the Engine which sustained such Event of Loss was maintained in the condition in which LESSEE was required to maintain such Engine pursuant to this Lease). Such Replacement Engine, after approval and acceptance by LESSOR, shall be deemed an "Engine" as defined herein. LESSEE agrees to take such action as LESSOR may reasonably request in order that any such Replacement Engine shall be duly and properly leased hereunder to the same extent as the Engine subject to the Event of Loss and shall be titled in LESSOR and the interest of LESSOR's Lender therein shall be fully protected and perfected. Upon request by LESSOR, LESSEE shall cause to be delivered to LESSOR and Lender an opinion of FAA counsel (to be provided at LESSEE's expense) as to the lien free status of such engine along with an opinion of FAA counsel that such replacement engine has been made subject to this Lease and that the security interest of Lender therein has been fully perfected. LESSEE's obligation to pay Rent hereunder shall continue in full force and effect regardless of the occurrence of an Event of Loss with respect to an Engine, but LESSEE shall be entitled to be reimbursed by LESSOR the amount of insurance or condemnation proceeds, if any, received by LESSOR with respect to such Engine. Upon receipt of title by LESSOR to the Replacement Engine as hereinabove provided, LESSOR shall convey to LESSEE, free and clear of all Liens (except, subject to the rights of the insurers), title to the Engine which sustained such Event of Loss.

        (C) DAMAGE OR REQUISITION NOT CONSTITUTING AN EVENT OF LOSS. In the event of material damage or requisition of the Aircraft or any Engine not constituting an Event of Loss, LESSEE shall promptly notify LESSOR in writing of such damage or requisition and shall remain obligated to make all payments of Rent in respect of such Aircraft or Engine which may become due hereunder in the same manner as if such damage or requisition had not occurred and to perform all other obligations of LESSEE hereunder. All payments at any time received by LESSEE, or by LESSOR from any Person other than LESSEE in excess of $500,000 with respect to any such damage or requisition shall be paid over to, or retained by, LESSOR, and shall be paid to LESSEE upon repair of the Aircraft or Engine. To the extent that LESSEE has paid Rent and LESSOR receives a requisition payment for the period of time for which LESSEE had paid Rent, LESSOR agrees that it shall, as promptly as is reasonably practicable, pay to LESSEE that amount of the requisition payment received by it equal to the Rent for such period previously paid to LESSOR by LESSEE.

        (D) RECEIPT AND APPLICATION OF COMPENSATION. Following an Event of Loss or an occurrence not constituting an Event of Loss with respect to which payments, including insurance proceeds, are made by or are due from any Person (any such payments or proceeds being hereinafter referred to as "Compensation"), LESSOR shall be entitled to receive, and shall receive, and LESSEE hereby assigns to LESSOR any right or interest which LESSEE may have or may hereafter acquire, in such Compensation, to be applied as follows:

            (1) If such Compensation is received with respect to the Aircraft, so much thereof as shall not exceed the Agreed Value and other amounts due under Subsection 12(A) shall be retained by LESSOR, in reduction of LESSEE's obligation to pay such Agreed Value and other amounts due as was not theretofore paid by LESSEE, or, if such Agreed Value and other amounts have already been paid to LESSOR, such Compensation shall be applied to reimburse LESSEE for its payment of such Agreed Value, and may be paid to LESSEE.

            (2) If such Compensation is received with respect to an Engine under the circumstances described in Subsection 12(B), such Compensation shall be held in an account established for LESSOR with a bank or trust company as depository, as designated by LESSOR, such sums to be held, invested and distributed as provided below. All of LESSEE's interest in all moneys and investments standing to the credit of such account are hereby pledged to LESSOR (or, at the election of LESSOR, to Lender), and LESSOR (or Lender) is hereby granted a general lien upon and security interest in all of LESSEE's interest, if any, in all such moneys and investments as security for the performance in full of all of LESSEE's covenants contained in this Lease. The bank or trust company holding such Compensation shall be deemed to be LESSOR's (or Lender's) agent for the purpose of perfecting LESSOR's (or Lender's) security interest in such sums and shall be notified of, and accept such appointment as agent. If LESSEE shall replace such Engine in accordance with the provisions of Subsection 12(B), LESSOR shall, so long as no Default or Event of Default or event which, with the giving of notice or the passage of time, or both, would constitute a Default or an Event of Default shall have occurred and be continuing, return, or cause to be returned, all moneys and investments then held in such account to LESSEE.

        (E) PAYMENTS DURING EXISTENCE OF AN EVENT OF DEFAULT. Any payment referred to in Subsection 12(A),(B),(C) or (D) hereof which is payable to LESSEE hereunder shall not be paid to LESSEE, or, if previously paid directly to LESSEE, shall not be retained by LESSEE, if at the time of such payment a Default or an Event of Default or an event which with the giving of notice or the passage of time, or both, would constitute a Default or an Event of Default hereunder shall have occurred and be continuing, but shall be paid to and retained by LESSOR as security for the obligations of LESSEE under this Lease until such time as such Default or Event of Default or event which with the giving of notice or the passage of time, or both, would constitute a Default or Event of Default shall have been remedied, whereupon such payment shall be made to LESSEE.

                                   SECTION 13

                                   INSURANCE

        (A) PUBLIC LIABILITY AND PROPERTY DAMAGE LIABILITY INSURANCE.
LESSEE will carry and maintain in effect, at its own expense, with Approved Insurers, public liability insurance (including, but not limited to, contractual liability, and passenger legal liability), and property damage liability insurance with respect to the Aircraft, in amounts per occurrence of not less than the Minimum Liability Coverage, or such greater amounts as LESSEE may carry from time to time on other similar aircraft in its fleet. LESSEE shall not discriminate against the Aircraft in providing such insurance coverage. Each and any policy of insurance carried in accordance with this Subsection (A), and each and any policy obtained in substitution or replacement for any of such policies, (i) shall designate LESSOR, Beneficiary, Lender, Lufthansa, Jetz Ventures and the party who conveys title to the - 9A's to Jetz Ventures, Beneficiary or directly to LESSOR (the "-9A Vendor"), and their respective officers, directors, shareholders, members, employees, agents and assigns (collectively, the "Additional Insureds"), as additional insureds as their interests may appear (but without imposing upon the Additional Insureds any obligation imposed upon the insured, including, without limitation, the liability to pay any premiums for any such policies, but LESSOR, Beneficiary, Lender, Jetz Ventures, the -9A Vendor and/or
Lufthansa shall have the right to pay such premiums if it shall so elect), and (ii) shall expressly provide that, in respect of the interests of the Additional Insureds in such policies, the insurance will not be invalidated by any action or inaction of the LESSEE, and shall insure the Additional Insureds, regardless of any breach or violation by LESSEE of any warranty, declaration or condition contained in such policies, (iii) shall provide that if such insurance is canceled by insurers for any reason whatsoever, or is adversely changed in any way by insurers with respect to the interests of the Additional Insureds, or if such insurance is allowed to lapse for nonpayment of premiums, such cancellation, change or lapse shall not be effective as to the Additional Insureds for 30 days (seven (7) days or such shorter period as may be customary in the case of any war risks and allied perils coverage), in each instance, after the issuance to LESSOR, Beneficiary, Lender, Jetz Ventures, the -9A Vendor and Lufthansa of written notice by such insurer or insurers and/or brokers to LESSOR, Beneficiary, Lender and Lufthansa of such prospective cancellation, change or lapse, (iv) shall provide coverage on a worldwide basis, subject to such territorial exclusions as may be usual and customary in the worldwide airline insurance industry for airlines similarly situated with LESSEE, (v) shall provide that, as against the Additional Insureds, the insurer shall waive any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any right of subrogation it may have against the Additional Insureds but only to the same extent that LESSEE has waived its right of recovery against the Additional Insureds under the Lease Documents. Each liability policy shall be primary without right of contribution from any other insurance which may be carried by LESSOR, Beneficiary, Lender, Jetz Ventures, the -9A Vendor, Lufthansa or their assigns, and shall expressly provide that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured, provided that such provisions shall not operate to increase the insurer's limit of liability. No liability policy shall permit any deductible or self-insurance provision except for baggage and cargo as is customary in the London or U.S. aviation insurance industry and such other deductibles only with the consent of the LESSOR, which consent shall not be unreasonably withheld or delayed, which from time to time LESSEE can demonstrate are standard in comprehensive liability insurance and, in particular, public liability risks (including, INTER ALIA, contractual liability and passenger liability coverage) for major international passenger air carriers in the then current London or U.S. aviation insurance market.

        (B) HULL WAR RISKS INSURANCE. LESSEE will carry and maintain in effect with Approved Insurers, at its own expense, hull war risks and allied perils insurance on the Aircraft (which shall include, but not be limited to, a disappearance clause and coverage for hijacking, declared or undeclared war and insurrections, strikes, riots, commotion's or labor disturbances, malicious acts or acts of sabotage and unlawful seizure or wrongful exercise of control of the Aircraft in flight by a person on board such Aircraft acting without the consent of LESSEE) in an amount not less than the Agreed Value or such greater amounts as LESSOR may request from time to time (and for which LESSOR shall reimburse LESSEE for its cost of increased premium, if any, for such greater amounts of insurance) and covering those perils which, from time to time, are customarily covered by similar insurance maintained by major international passenger air carriers insuring in the London or U.S. Aviation insurance market.

        (C) ALL RISKS HULL INSURANCE. LESSEE, at its own expense, will maintain in effect with Approved Insurers all risks ground and flight aircraft hull insurance covering such Aircraft, and fire, transit, spares and extended all risks coverage insurance with respect to Engines and Parts while not installed on such Aircraft or an aircraft, which in each case is of the type maintained by major international passenger air carriers similarly situated to LESSEE and operating similar aircraft and engines which comprise LESSEE's fleet. At all times while the Aircraft is subject to this Lease, such insurance shall be for an amount not less than the Agreed Value or such greater amounts as LESSOR may request from time to time (and for which LESSOR shall reimburse LESSEE, at its own cost of increased premium, if any, for such greater amounts of insurance).

            Notwithstanding anything above, each and every policy of insurance obtained and maintained pursuant to Subsection (B) and this Subsection (C), and each and every policy obtained in substitution or replacement for any such policies, (i) shall designate LESSOR as owner of the Aircraft covered thereby, and shall designate Lender (or LESSOR, if there is no Lender), or its assigns, as loss payee, as their respective interests may appear (but without imposing upon LESSOR, Lender, or their assigns, any obligation imposed upon the insured, including, without limitation, the liability to pay any premiums for any such policies, but LESSOR and/or Lender and/or their assigns shall have the right to pay such premiums if they shall so elect), (ii) shall expressly provide that, in respect of the interests of LESSOR, Lender or their assigns in such policies, the insurance shall not be invalidated by any action or inaction of LESSEE and shall insure LESSOR, Lender or their assigns, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by LESSEE, (iii) shall provide that if such insurance is canceled for any reason whatsoever, or is adversely changed in any way with respect to the interest of the LESSOR, Lender or their assigns, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation change or lapse shall not be effective as to LESSOR, Lender or their assigns, for thirty (30) days (seven (7) days or such shorter period as may be customary in the case of any war risks or allied perils coverage) after issuance to LESSOR and Lender of written notice by such insurer or insurers to LESSOR and Lender, as the case may be, of such prospective cancellation, change or lapse, (iv) shall provide coverage on a worldwide basis, subject to such territorial exclusions as may be usual and customary in the worldwide airline insurance industry for airlines similarly situated with LESSEE, (v) shall provide that, as against the LESSOR, Lender or their assigns, the insurer shall waive any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any right of subrogation it may have against LESSOR, Lender or their assigns but only to the same extent that LESSEE has waived its right of recovery against LESSOR, Lender or their assigns under the Lease Documents,
(vi) shall provide that in the event of any damage or loss which is an Event of Loss hereunder and which results in a payment, such payment shall be payable solely and directly to LESSOR or, if LESSOR shall at such time have a lender that has provided financing secured in whole or in part by the Aircraft and/or this Lease, then to the Lender, for the account of all interests, (vii) shall provide that in the event of any damage or loss which is not an Event of Loss hereunder and which results in a payment for any one occurrence in excess of $500,000.00, such payment shall be payable directly to LESSOR, (viii) shall provide that payments for any one occurrence not in excess of $500,000.00 shall be payable directly to LESSEE provided there exists no Default or Event of Default by LESSEE, and (ix) shall provide for a 50/50 claims funding arrangement between the all risks hull and war risks underwriters.

            LESSEE shall have the right to carry insurance in excess of the amounts required hereunder and the proceeds of such excess insurance shall be payable to LESSEE. Similarly, LESSOR shall have the right to carry additional and separate insurance for its own benefit at its own expense, without, however, thereby limiting LESSEE's obligations under this Section 13.

            LESSEE shall at all times maintain a deductible amount in its all risks hull and war risks insurance policies which is no more than Five Hundred Thousand (US$500,000.00) Dollars.

        (D) APPLICATION OF INSURANCE PROCEEDS NOT IN EXCESS OF $500,000.00. LESSEE shall be entitled to receive any insurance proceeds not in excess of Five Hundred THOUSAND ($500,000.00) Dollars as soon as such funds are paid by the insurance company and shall promptly receive such additional insurance proceeds, if any, upon presentation to LESSOR of a vendor's or LESSEE's invoice, provided that repair work is in progress, replacement parts are ordered, or such work is complete. All insurance proceeds received by LESSEE pursuant to this Subsection 13(D) shall be used by the LESSEE exclusively for the repair of any damage to the Aircraft or Engines on account of which the insurance proceeds were paid. Any amount referred to in this Subsection 13(D) which is payable to LESSEE shall not be paid to LESSEE if, at the time of such payment, any Default or Event of Default shall have occurred and be continuing or if the amount of the insurance proceeds payable is less than the estimated total cost of the repairs and LESSEE does not deliver evidence to LESSOR that such additional amount needed to pay the estimated total cost of repairs has been paid, but shall be held by LESSOR as security for the obligations of LESSEE under this Lease and such amount shall be paid to LESSEE at such time as there shall not be continuing any such Default or Event of Default.

        (E) APPLICATION IN DEFAULT. Any insurance proceeds referred to in this Lease which are otherwise payable to LESSEE, or if it has been previously paid to LESSEE and not yet applied by LESSEE as permitted or required hereunder, shall be delivered from LESSEE to LESSOR if, at the time of such payment, a Default or an Event of Default shall have occurred and be continuing. In such case, all such amounts shall be paid to and held by LESSOR as security for the obligations of LESSEE hereunder.

        (F) CERTIFICATES. Not less than three (3) Business Days prior to the Effective Date, and thereafter on each renewal by the LESSEE of the insurance required hereby, LESSEE will furnish to LESSOR a certificate executed and delivered by an Approved Insurer, appointed by LESSEE, describing in reasonable detail, and in accordance with customary practice, insurance carried on the Aircraft and certifying that the insurance then maintained on the Aircraft complies with the terms of this Lease. LESSEE will cause such Approved Insurer, identified to and reasonably acceptable to LESSOR, to agree to hold all insurance contracts and slips for the benefit of LESSOR and to advise LESSOR in writing at least thirty (30) days (seven (7) days in the case of any war risk and allied perils coverage) prior to the non-renewal, termination, or cancellation for any reason (including, without limitation, failure to pay premiums therefor) of any such insurance.

            In the event LESSEE shall fail to maintain insurance as herein provided, LESSOR may at its option provide such insurance and, in such event, LESSEE shall, upon demand, reimburse LESSOR, as Supplemental Rent for the cost thereof.

        (G) CHANGES IN INDUSTRY PRACTICE. If there shall be a fundamental change in the generally accepted industry-wide practice with respect to the insurance of aircraft (whether relating to all or any of the types of insurance required to be effected pursuant to the terms of this Section 13) and, as a consequence thereof, LESSOR shall be of the reasonable opinion that the insurance required pursuant to the provisions of this Section 13 shall be insufficient to protect the interests of LESSOR, the insurance requirements set forth in this Section 13 shall be varied as may be mutually agreed so as to include such additional or varied requirements to be effected pursuant to the terms of this Section 13, and as so varied, shall provide the same protection to LESSOR as it would have done had such change in generally accepted industry-wide practice not occurred. If any such change in generally accepted industry-wide practice would enable LESSEE, but for the requirements in this
Section 13, to reduce its expenditures in relation to all or any of the types of insurance required to be effected pursuant to the terms of this Section 13 without, in the reasonable opinion of LESSOR and Lender, prejudicing the interest of LESSOR and/or Lender, the insurance requirements in this Section 13 shall be amended to take account of such change in generally accepted industry-wide practice to the extent required to enable LESSEE to reduce such expenditures, provided, however, that in no event shall such public liability insurance coverage set forth in Section 14 be less than Three Hundred Fifty Million(US$350,000,000) Dollars.

                                   SECTION 14

                                INDEMNIFICATION

        (A) LESSEE agrees to indemnify, reimburse, and hold harmless the Indemnitees from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any costs and expenses in connection herewith, including attorney's fees and expenses (any and all of which are hereafter referred to as "Claims") which in any way may result from, pertain to, or arise in any manner out of, or are in any manner related to the Aircraft or this Lease, arising out of events occurring on or subsequent to the Effective Date through and including the date this Lease terminates and all obligations of LESSEE have been fully and satisfactorily performed, or the breach of any representation, warranty or covenant made by LESSEE hereunder, including, but not limited to, (i) the condition, ownership, manufacture, delivery, non-delivery, lease, acceptance, rejection, possession, return, disposition, use, or operation of the Aircraft either in the air or on the ground; or (ii) any defect in the Aircraft arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of such Aircraft, regardless of when such defect shall be discovered (including, but not limited to, infringement of patent or other right or latent and other defects whether or not discoverable by LESSEE or LESSOR), whether or not such Aircraft is at the time in the possession of LESSEE, and regardless of where such Aircraft may then be located; or (iii) this Lease or any other transaction, approval, or document contemplated hereby or given or entered into in connection herewith; provided, however, that LESSEE shall be subrogated to all rights and remedies which LESSOR may have against the Manufacturer or Engine Manufacturer.

            LESSEE hereby waives and releases any claim now or hereafter existing against any Indemnitee, on account of any Claims for or on account of or arising or in any way connected with injury to or death of personnel of LESSEE or loss or damage to property of LESSEE or the loss of use of any property which may result from or arise in any manner out of or in relation to the leasing, condition, use, or operation of the Aircraft, either in the air or on the ground during the Base Term hereof, or which may be caused during such Base Term by any defect in such Aircraft from any material or any article used therein or from the design or testing thereof, or use thereof or from any maintenance, service, repair, overhaul, or testing of such Aircraft regardless of when such defect may be discovered, whether or not such Aircraft is at the time in the possession of LESSEE, and regardless of the location of such Aircraft at any such time.

            Without limitation upon LESSEE's liability under this Section 14, LESSEE hereby agrees to indemnify, reimburse, and hold each Indemnitee harmless from any Claims in any manner imposed upon or accruing against each Indemnitee because of the manufacture of the Aircraft, any originally manufactured design or design incorporated prior to the operation of the Aircraft by LESSEE, any change or alteration of design by LESSEE, or material therein or relating thereto, because of infringement of patent or any other right. With respect to any claim for infringement of patent or any other right which is alleged to have occurred prior to LESSEE leasing the Aircraft, LESSEE's indemnification obligation with respect to such claims shall be limited to claims that are asserted during the Base Term of this Lease or any extension thereof. The foregoing limitation shall not apply to claims for infringement of patent or any other right which is alleged to have occurred at any time during the Base Term or any extension thereof regardless of when such claims are asserted.

        LESSEE hereby agrees, and shall have the right, to assume and conduct, promptly and diligently, at its sole cost and expense, the entire defense of any Indemnitee against any such Claims, and any claim, suit, or action for which any Indemnitee is required to assume liability.

            LESSOR agrees to give LESSEE prompt notice of any Claim hereunder following LESSOR's actual knowledge of such Claim. The failure of LESSOR to give the notice required by this Section 14 of any Claim shall not constitute a release by LESSOR or the Indemnitees of any obligations of LESSEE to any Indemnitees in respect of any such Claim, unless LESSEE is materially adversely affected solely by such failure of LESSOR to give such notice. No settlement of any Claim by an Indemnitee may be made without the consent of LESSEE, which consent or withholding of consent shall be promptly noticed to LESSOR and the Indemnitee seeking indemnification. LESSEE may only withhold consent to a proposed settlement of a Claim if LESSEE posts a bond issued by a reputable bonding or insurance company reasonably satisfactory to LESSOR, in an amount not less than the full amount of the Claim together with interest and penalties, if any, thereon.

            The indemnifications contained in this Section 14 shall continue in full force and effect notwithstanding any expiration or other termination of this Lease and are expressly made for the benefit of and shall be enforceable by each Indemnitee and their respective successors and assigns.

        (B) EXCEPTIONS. In no event shall the indemnity provided for in Section 14(A) extend to any Claim or disbursement of any Indemnitee resulting from, pertaining to or arising in any manner out of, or in any manner relating to, the gross negligence or willful misconduct of any Indemnitee.

                                   SECTION 15

                                     LIENS

        LESSEE shall not directly or indirectly create, incur, assume, or suffer to exist any Lien on or with respect to the Aircraft, title thereto, any interest therein, this Lease or any interest therein, except Permitted Liens. LESSEE shall promptly, at its own expense, take such action as may be necessary to duly discharge any Lien (except for Permitted Liens) directly or indirectly created, incurred, assumed or suffered to exist by LESSEE if the same shall arise at any time with respect to the Aircraft, title thereto, any interest therein, this Lease or any interest therein.

                                   SECTION 16

                     PERFECTION OF TITLE AND FURTHER ASSURANCES

        (A) Except through the action or inaction of LESSOR or Lender after due notice and request having been made upon them, if, at any time, any filing or recording is reasonably necessary to protect the interest of LESSOR or Lender, LESSEE shall, at its own cost and expense, cause this Lease, any assignment of this Lease, any security agreement with respect to the Aircraft, financing statements with respect thereto, and any and all additional instruments which shall be executed pursuant to the terms hereof, so far as permitted by applicable Law, to be kept, filed and recorded and to be re-executed, re-filed and re-recorded at all times in the appropriate office pursuant or in relation to any Laws of any Governmental Entity, as LESSOR and/or Lender may request, to perfect, protect, and/or preserve the rights and interests of LESSOR and Lender, respectively, hereunder and in the Aircraft, and LESSEE shall furnish to LESSOR and Lender evidence satisfactory to LESSOR and Lender of each such filing, re-filing, recordation and re-recordation.

        (B) Without limiting the foregoing, LESSEE shall do or cause to be done, at LESSEE's cost and expense, any and all acts and things which may be required under the terms of the Convention on the International Recognition of Rights in Aircraft ("Mortgage Convention") to perfect and preserve the title of LESSOR to the Aircraft and the security interest of Lender in the Aircraft (assuming, that with respect to the U.S. registration of the Aircraft, LESSOR meets the citizenship requirements for such registration) within the jurisdiction of any signatory which has ratified the Mortgage Convention, as LESSOR and/or Lender may reasonably request. LESSEE shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any other law involving any jurisdictions in which LESSEE will operate, or any and all acts and things which LESSOR and/or Lender may reasonably request to perfect and preserve LESSOR's ownership rights and Lender's security interest regarding the Aircraft within any such jurisdiction.

        (C) LESSEE will not suffer any matter or thing whatsoever whereby the LESSOR's title and the Lender's security interest in and to, the Aircraft may be impaired.

                                   SECTION 17

                        RETURN OF AIRCRAFT AND RECORDS

        (A) RETURN. On the Expiration Date, or pursuant to Section 19 hereof (such date or event being hereinafter referred to as a "Return Occasion"), LESSEE, at its own expense, on or prior to the Return Occasion, shall return such Aircraft to LESSOR at the Return Location or such other location as may be mutually agreed upon by LESSOR and LESSEE, fully equipped as delivered or modified as provided hereunder with all required Engines installed thereon.

        (B) RECORDS. Upon a Return Occasion applicable to the Aircraft, LESSEE, at its own expense, shall deliver to LESSOR all Aircraft Documents listed in Exhibit "B", as updated, amended or supplemented along with such other records and documents in such form as are necessary to qualify the Aircraft for the issuance, at LESSOR's election, of an Export Certificate of Airworthiness issued by the Air Authority or the issuance by the FAA of an FAA Standard Airworthiness Certificate so as to permit operation of the Aircraft under the Act and FAR Part 121. Such records and manuals shall be current and shall constitute an accurate representation of the condition of the Aircraft.

        (C) CONDITION OF AIRCRAFT. Upon a Return Occasion applicable to the Aircraft, LESSEE shall return the Aircraft to LESSOR in such condition so that the Aircraft shall: (1) comply with each and every return condition requirement set forth in Exhibit "H" hereto; (2) have accomplished all work necessary to obtain a valid Certificate of Airworthiness for Export or Standard Airworthiness Certificate (other than (i) having TCAS and windshear detection systems installed, and (ii) complying with Stage III noise requirements, subject to the provisions of Section 8(C) of this Lease), as LESSOR shall elect, in each case issued by the FAA; and (3) shall be free and clear of all Liens, except LESSOR's Liens and Liens which may have existed prior to the Effective Date and were not created by or consented to by LESSEE.

        (D) FINAL INSPECTION. Upon or next preceding a Return Occasion with respect to the Aircraft hereunder, LESSEE shall make such Aircraft available to LESSOR not less than ten (10) days prior to the date of the Return Occasion for detailed inspection in order to verify that the condition of such Aircraft complies with the requirements set forth above (such inspection being hereinafter referred to as the "Final Inspection"). Such Final Inspection may be scheduled at an appropriate maintenance facility of the Authorized Maintenance Performer then performing maintenance of such Aircraft, pursuant to Subsection 7(D) hereof, and LESSEE shall give LESSOR not less than ten (10) days' prior written notice of the location and commencement date of such Final Inspection. The period allowed for the Final Inspection shall, if necessary, be extended so as to have such duration as to permit the performance of all of the following, each of which must occur during such period:

            (1) a B check performed in accordance with LESSEE's Maintenance Program;

            (2) the opening, in order to verify any aspect of the condition of any area of the Aircraft which would normally be accessible during the maintenance check being performed, or at LESSOR's request, the opening of any areas of the Aircraft if LESSOR reasonably believes, based on prior inspections or other evidence, that opening of such areas would reveal that the Aircraft does not completely comply with the requirements of this Section 17 and Exhibit "H"; and

            (3) No less than three (3) of LESSOR's representatives shall be permitted to attend each phase of activity required to be conducted during the Final Inspection. A Final Inspection shall commence on or before the date of a Return Occasion with respect to the Aircraft and shall continue on consecutive days until all activity required pursuant to the terms of Exhibit "H" and the above provisions have been concluded. To the extent that any portion of the Final Inspection extends beyond the date of a Return Occasion, the Base Term with respect to the Aircraft undergoing the Final Inspection shall be deemed to be automatically extended (but LESSEE shall have no right to operate the Aircraft during such time except in connection with any required re-delivery test flights), and the LESSEE shall be obligated to continue to insure the Aircraft, in accordance with the provisions of this Lease, and to pay Rent hereunder on a daily basis, calculated at a daily rate equal to 1/15 of the Basic Rent, until the Final Inspection shall have been concluded (provided, however, that LESSEE's shall have no obligation to pay Basic Rent beyond the originally scheduled Expiration Date if the Final Inspection is not completed on or before the Expiration Date due to LESSOR's failure to timely appear for such inspection unless such failure is caused by LESSEE denying access to the Aircraft and/or Aircraft Documents at a time when same were to be made available to LESSOR or if LESSEE unreasonably interferes with such Final Inspection by LESSOR). All storage expenses attributable to any extension of the Base Term pursuant to the preceding sentence shall be payable by LESSEE.

        (E) AIRCRAFT DOCUMENTATION. In order to enable LESSOR to prepare for its Final Inspection of the Aircraft pursuant to Subsection 17(D) above, LESSEE agrees to make available at LESSEE's maintenance base to LESSOR, not later than ten (10) days prior to the commencement of such Final Inspection, the Aircraft Documents listed in Exhibit "B" hereto, together with such other documentation regarding the condition, use, maintenance, operation and history of the Aircraft as LESSOR may reasonably request.

        (F) LESSEE'S CORRECTION AND SUBSEQUENT CORRECTIONS. To the extent that the Aircraft, any Engine or any of the Aircraft Documents fails upon a Return Occasion to conform to any requirement imposed by Section 17 hereof and Exhibit "H", LESSOR may, at its option:

            (1) continue the Lease in effect in the manner provided for in Subsection 17(D)(3) above with regard to automatic extension with respect to such Aircraft until such time as the nonconforming items are corrected; or

            (2) request LESSEE to pay, and LESSEE shall pay to LESSOR, an amount equal to the amount required (labor and materials) by the then current Authorized Maintenance

        Performer or any other Person designated by LESSOR, as the case may be, to correct such nonconforming items. Any such amount payable by LESSEE to LESSOR for such correction shall become Supplemental Rent, payable by LESSEE within five (5) days following the submission of a written statement by LESSOR to LESSEE identifying the items corrected or to be corrected and setting forth the expense of such correction. LESSEE's obligation to pay such Supplemental Rent shall survive the passage of the early termination of the Base Term or other termination of this Lease. In addition to the foregoing, but subject to Sections A(ix) and (xi) of Exhibit "H", and under the same payment terms, LESSEE, with regard to any time-limited component installed on such Aircraft which does not satisfy the return condition requirements of this Section 17 and Exhibit "H" upon a Return Occasion, shall pay LESSOR, at the time of a Return Occasion, an amount equal to the amount which would be required to be paid to the Person selected by LESSOR for putting such item in such condition.

        (G) DISPUTE AS TO COMPLIANCE WITH RETURN CONDITIONS. Should there be any dispute as to whether the Aircraft meets the return conditions, the matter shall be resolved by an independent knowledgeable aviation maintenance expert reasonably acceptable to LESSOR and LESSEE.

                                   SECTION 18

                               EVENTS OF DEFAULT

        Each of the following events shall constitute a Default and after the applicable grace, notice or cure period, if any, an Event of Default:

        (A) LESSEE shall fail to make any payment of Rent when due under this Lease and such payment shall remain unpaid for a period of three (3) days from the due date;

        (B) LESSEE shall fail to carry and maintain insurance on or with respect to the Aircraft in accordance with the provisions of Section 13 hereof or shall operate the Aircraft or permit the Aircraft to be operated in violation of any insurance policy required to be provided pursuant to Section 13 hereof;

        (C) Except as otherwise expressly provided in this Section 18 and Subsection 18(B) above, for which no notice is required, LESSEE shall fail to perform or observe any covenant, condition or agreement to be performed or observed by LESSEE under the Lease and such failure shall continue for a period of thirty (30) days after written notice thereof from LESSOR to LESSEE;

        (D) Any representation or warranty made by LESSEE herein, or in any notice, certificate or other document furnished by or on behalf of LESSEE herein to LESSOR or its assigns, shall prove to have been incorrect in any material respect when made;

        (E) LESSEE or Airgroup shall consent to the appointment of a receiver, trustee or liquidator for itself or for a substantial part of its property, or LESSEE or Airgroup shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or LESSEE or Airgroup, shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking reorganization in a proceeding under any Laws dealing with bankruptcy, insolvency, moratorium or creditors' rights generally (any or all of which are hereinafter referred to as "Bankruptcy Laws"), or an answer admitting the material allegations of a petition filed against LESSEE or Airgroup, in any such proceeding, or LESSEE or Airgroup shall by voluntary petition, answer or consent to or seek relief under the provisions of any Bankruptcy Laws;

        (F) An order, judgment or decree shall be entered by any court of competent jurisdiction appointing, without the consent of LESSEE or Airgroup, as the case may be, a receiver, trustee or liquidator for LESSEE or Airgroup, or any substantial part of its property, or any substantial part of the property of LESSEE or Airgroup shall be sequestered, and any such order, judgment, decree or appointment, or sequestration, shall remain in force undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;

        (G) A petition against LESSEE or Airgroup in a proceeding under the Bankruptcy Laws of any Governmental Entity shall be filed and shall not be withdrawn or dismissed within sixty (60) days thereafter, or if, under the provisions of any Bankruptcy Laws which may apply to LESSEE or Airgroup, any court of competent jurisdiction shall assume jurisdiction, custody or control of LESSEE or Airgroup, or of any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of ninety (90) days;

        (H) LESSEE or Airgroup, shall be dissolved or liquidated, terminate its existence or suspend its operations, shall lose any right, privilege or franchise necessary to maintain its corporate existence, or shall dispose of all or substantially all of its properties to any Person;

        (I) LESSEE shall make or permit any assignment or transfer of this Lease or of possession of the Aircraft other than as permitted hereunder;

        (J) Any license, permit, certificate, authorization, consent, approval, notification, registration or filing now or hereafter necessary to enable LESSEE to perform or comply with its obligations under the Lease shall fail to be timely issued, granted or made, or shall expire or lapse and shall not be forthwith renewed or extended or shall be revoked, withdrawn, withheld or adversely modified, or shall cease to be in full force and effect;

        (K) All or a substantial part of the properties of LESSEE or Airgroup shall be condemned, seized or otherwise appropriated for custody or control, or such property shall be assumed by any Governmental Entity or any court or other Person purporting to act under the authority of any Governmental Entity, or LESSEE or Airgroup shall be prevented from exercising normal control over all or a substantial part of its properties and the events as set forth in this Subsection 18(K) are not remedied within sixty (60) days after they occur;

        (L) LESSEE shall fail to pay when due any obligation for the payment of money in excess of Four Hundred Thousand (US$400,000) Dollars under any agreement to which LESSEE is a party where such failure would constitute an event of default thereunder or permit the party to whom such payment was owed (hereinafter referred to as a "Creditor") to exercise remedies under such agreement as a result of such non-payment; provided, however, that the foregoing shall only constitute a Default and not an Event of Default hereunder for the period of time that the Creditor states in a letter, addressed to and delivered to LESSOR, that it irrevocably agrees for such period of time to forebear from the exercise of remedies or the taking of other action against LESSEE (the "Forbearance Period") as a result of such non-payment of money. Upon the expiration of the Forbearance Period, unless such period has been extended by the Creditor (but in no event may the Forbearance Period, in the aggregate, be greater than sixty (60) days from the original due date for such payment), unless LESSEE has delivered to LESSOR written confirmation from the Creditor that it has been paid in full or has otherwise waived its claim against LESSEE or has otherwise settled with LESSEE, the Default set forth in this subsection (L) shall automatically and without any further action on the part of LESSOR be deemed to constitute an Event of Default hereunder;

        (M) LESSEE shall voluntarily suspend all or substantially all of its commercial revenue passenger operations, or the franchises, concessions, permits, licenses, rights or privileges required for the conduct of the commercial revenue passenger operations of LESSEE shall be revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result the principal business activity of LESSEE shall cease to be that of commercial revenue passenger airline;

        (N) If for any reason or at any time Airgroup owns less than seventy percent (70%) of the outstanding voting stock of LESSEE; or

        (0) An "Event of Default" shall occur and be continuing under any other lease agreement entered into between LESSOR or Beneficiary (or any affiliated or related entity to LESSOR or Beneficiary) and LESSEE.

                                   SECTION 19

                                    REMEDIES

        Upon the occurrence of any Event of Default, and at any time thereafter so long as the same shall be continuing, LESSOR may, at its option, declare this Lease to be in default, and at any time thereafter, so long as LESSEE shall not have remedied any outstanding Event of Default, LESSOR may exercise one or more of the following remedies with respect to the Aircraft as LESSOR, in its sole discretion, shall elect, to the extent available and permitted by, and subject to compliance with, any mandatory requirements of applicable Law then in effect; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default specified in paragraphs (E),(F),(G) or (H) of Section 18, LESSOR shall be entitled automatically, as of the day prior to such occurrence, to exercise any of the following remedies without declaring this Lease to be in default or making demand or giving notice or the taking of any other action:

        (A) Demand that LESSEE, and LESSEE shall, upon the written demand of LESSOR, at LESSEE's expense, return the Aircraft and Aircraft Documents promptly to LESSOR in the manner and condition required by, and otherwise in accordance with all of the provisions of, Section 17 and Exhibit "H" hereof; or LESSOR, at its option and to the extent permitted by applicable Law, may enter upon the premises where all or any part of the Aircraft and Aircraft Documents are located and take immediate possession of and remove the same, by summary proceedings or otherwise, all without liability accruing to LESSOR for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

        (B) Sell the Aircraft at public or private sale, as LESSOR may determine, or otherwise dispose of, hold, use, operate, lease to others, or keep idle the Aircraft, as LESSOR, in its sole discretion, may determine, all free and clear of any rights of LESSEE and without any duty to account to LESSEE with respect to such action or inaction, or for any proceeds with respect thereto;

        (C) Demand (whether or not LESSOR, pursuant to Subsection 19(B) hereof, may have sold the Aircraft) that LESSEE pay LESSOR, and LESSEE shall upon such demand pay to LESSOR, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Rent for such Aircraft due after such payment occurs), any accrued and unpaid Rent for such Aircraft due up to the time LESSOR demands such payment, plus the amount by which the fair market value of such Aircraft (assuming the condition of the Aircraft and the Aircraft Documents fully and satisfactorily meets all of the return conditions set forth herein and on Exhibit "H") exceeds the net cash proceeds of any sale of such Aircraft, together with interest at the Overdue Rate on such fair market value or portion thereof and such unpaid Rent from the date of LESSOR's demand to the date such payment is made;

        (D) Proceed by appropriate court action or actions, either at Law or in equity, to enforce performance by LESSEE of the applicable obligations and covenants of LESSEE under this Lease and to recover damages for the breach thereof, or to rescind this Lease as to the Aircraft;

        (E) Terminate this Lease or any of LESSEE's rights hereunder by written notice, and repossess the Aircraft and Aircraft Documents, provided such termination shall not release LESSEE from its financial obligations hereunder or any other obligations hereunder which can be satisfied by the payment of money (including the payment of money for the performance of services);

        (F) Apply all or any part of the Security Deposit then held by LESSOR hereunder toward satisfaction of any obligations of LESSEE hereunder; or

        (G) Exercise any and all other rights and remedies provided for under applicable law whether or not such rights and remedies are specifically enumerated herein.

            Further, should the LESSEE fail to return the Aircraft and Aircraft Documents upon termination of the Lease for any reason whatsoever except due to an Event of Loss and as set forth in Subsection 17(F), without prejudice to LESSOR's rights hereunder to demand return of the Aircraft in the condition required by this Section, LESSEE shall continue to pay Rent to LESSOR for each day the Aircraft remains in LESSEE's possession at the rate of 1/15 of the monthly Basic Rent then in effect.

            In addition, LESSEE shall be liable for any and all unpaid Rent due hereunder before or during the exercise of any of the foregoing remedies, and for all attorneys' fees, legal expenses and other costs and expenses incurred by LESSOR, Lender or their respective representatives or agents by reason of the occurrence of any Event of Default or the exercise of LESSOR's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Aircraft, in accordance with the terms of Section 17 and Exhibit "H" hereof, or with placing such Aircraft in such condition.

            Except as otherwise expressly provided above, no remedy referred to in this Section 19 is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to LESSOR under any applicable Law, and the exercise or commencement of exercising by LESSOR of any one or more of such remedies shall not preclude the simultaneous or later exercise by LESSOR of any or all such other remedies. No express or implied waiver by LESSOR of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default. LESSEE hereby agrees that, except as provided in this
Section 19, any financing profit or savings accruing to LESSOR by virtue of LESSEE's default and LESSOR's subsequent sale, re-letting, or award shall in no way reduce, offset or mitigate the damages for which LESSEE is liable hereunder.

            To facilitate LESSOR in the termination of this Lease and the exercise of its remedies upon the occurrence and continuation of an Event of Default, LESSEE hereby appoints LESSOR as LESSEE's irrevocable agent and attorney-in-fact, pursuant to the Power of Attorney attached hereto as Exhibit "E", to execute all documents deemed necessary to release, terminate and void LESSEE's interest in the Aircraft leased hereunder and to otherwise enable and/or assist LESSOR in the exercise of its remedies hereunder, and to file said documents for recordation with the FAA and any other appropriate Governmental Entity following the occurrence of an Event of Default, where LESSOR, at its sole discretion, may deem use of such Power of Attorney necessary to effect any remedy which LESSOR chooses to exercise.

                                   SECTION 20

                                   ALIENATION

        (A) There shall be no restriction upon LESSOR's right to assign, sell, transfer, pledge, hypothecate or encumber any interest of LESSOR (hereinafter referred to generally as "Alienation") to any other Person in the Aircraft, this Lease and/or the proceeds thereof and hereof, subject to rights of the LESSEE under the provisions of this Lease and provided that any such assignment, sale, transfer, pledge, hypothecation or encumbrance does not have a material adverse affect on LESSEE's obligations hereunder or adversely affect the registration of the Aircraft or the quiet enjoyment of the LESSEE therein pursuant to this Lease. To effect or facilitate any such assignment, sale, transfer, pledge, hypothecation or encumbrance, LESSEE agrees to provide LESSOR or LESSOR's designee or assignee with such agreements, consents, conveyances or documents as may be reasonably requested by LESSOR. The agreements, representations, warranties, covenants, obligations and liabilities contained herein, including, but not limited to, all obligations to pay Rent and indemnify LESSOR, are made for the benefit of LESSOR, any security assignee of LESSOR and their respective successors and assigns, notwithstanding the possibility that any such Person was not originally a party to this Lease or may, at the time such enforcement is sought, not be a party to this Lease.

        (B) In the case of any Alienation or assignment by LESSOR pursuant to the provisions of Section 20, LESSEE shall execute and deliver to LESSOR promptly upon request of LESSOR, any consents or agreements required for the perfection of such assignment provided that such consent or other documents does not affect LESSEE's rights under Subsection 21(G) below.

                                   SECTION 21

                                 MISCELLANEOUS

        (A) SEVERABILITY, AMENDMENT AND CONSTRUCTION. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No term or provision of this Lease may be changed, waived, discharged, or terminated orally, but only by an instrument in writing expressed to be a supplement to this Lease, signed by an officer of the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease for the Base Term of the Lease, and nothing herein shall be construed as conveying to LESSEE any right, title or interest in the Aircraft, the Airframe, any Engine or Part except as a LESSEE only, for such Base Term. The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Unless the context otherwise requires, all references in this Lease to designated Sections or other subdivisions hereof are to such designated Sections or subdivisions; and the words "herein", "hereof", "hereto", "hereunder", and other words of similar import refer to this instrument as a whole and not to any particular Section or subdivision. In construing any provision of this Lease, no account shall be taken as to the party who drafted same and no presumption shall arise or result therefrom.

        (B) GOVERNING LAW. This Lease shall in all respects be governed by, and construed in accordance with, the Laws of the State of New York with respect to contracts made and to be entirely performed in such State by residents thereof.

        (C) WAIVER OF JURY TRIAL. LESSEE AND LESSOR HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT BY EITHER PARTY HERETO WITH RESPECT TO THE CONSTRUCTION OR ENFORCEMENT OF THIS LEASE OF ANY PROVISION HEREOF.

        (D) NOTICE. Except as otherwise specified herein, all notices, requests, demands, consents or other communications to, upon or by the respective parties hereto shall be in the English language and in writing, sent by international recognized express courier or telefax, and shall be deemed to have been duly given or made when received by the party if sent by telefax or when received by the party, if sent by express courier, addressed to the party to which such notice, request, demand or other communication is required or permitted to be given or made hereunder, at the LESSEE'S Address or LESSOR'S Address (with a copy to Beneficiary at Beneficiary's Address), as the case may be, or at such other address of which such Person shall have notified in writing the party giving such notice.

        (E) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If LESSEE fails to make any payment of Supplemental Rent or fails to perform or comply with any covenant, agreement or obligation contained herein, LESSOR shall have the right, but not the obligation, to make such payment or perform or comply with such agreement, covenant or obligation, and the amount of such payment and the amount of the reasonable expenses of LESSOR incurred in connection with such payment or the performance thereof or compliance therewith, together with interest thereon at the Overdue Rate, shall be deemed Supplemental Rent, payable by LESSEE upon demand. The taking of any such action by LESSOR pursuant to this Subsection 21(E) shall not constitute a waiver or release of any obligation of LESSEE under the Lease, nor a waiver of any Default or Event of Default which may arise out of LESSEE's nonperformance of such obligation, nor an election or waiver by LESSOR of any remedy or right available to LESSOR under or in relation to this Lease.

        (F) COUNTERPARTS. This Lease may be executed simultaneously in one or more counterparts, all of which together shall constitute one and the same Lease. To the extent that this Lease constitutes chattel paper in any jurisdiction, no security interest herein may be created through the transfer of possession of any counterpart other than the counterpart marked "Original." Other than the counterpart of this Lease marked "Original," all other original executed counterparts of this Lease shall be marked "Duplicate Original."

        (G) QUIET ENJOYMENT. LESSOR covenants that if, and as long as, no Event of Default hereunder has occurred and is continuing, LESSEE shall quietly enjoy the Aircraft without interference by LESSOR or by any Person claiming by, through or under LESSOR, or by any assignee of LESSOR, and neither LESSOR nor any Person claiming by, through or under LESSOR, or any assignee of LESSOR will, as long as no Event of Default hereunder has occurred and is continuing, take any action which adversely affects the registration of the Aircraft.

        (H) BROKERS. LESSOR and LESSEE each agree that there has been no third party as broker or finder involved in the introduction of LESSOR and LESSEE with respect to this Lease or the subject matter or negotiation hereof and each party hereby indemnifies and agrees to hold harmless the other party from liability for fees, commissions or other claims made upon such other party due to such claims arising through it.

        (I) JURISDICTION, SERVICE OF PROCESS. The parties hereto hereby expressly submit to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in New York County, New York, with respect to any action arising out of or relating to this Lease. In connection with the foregoing, LESSEE hereby appoints CT Corporation System whose address is currently at 1633 Broadway, New York, New York 10019, as its lawful agent and attorney ("LESSEE's Process Agent") upon whom all service of summonses and other legal processes may be made with respect to any action. The LESSEE's Process Agent is hereby authorized and directed to accept by and on behalf of LESSEE summonses and other legal processes against LESSEE. This appointment of LESSEE's Process Agent is irrevocable by LESSEE and coupled with an interest, and if LESSEE's Process Agent revokes such relationship LESSEE shall, prior to the effective date of such revocation, appoint a successor, which successor shall be approved by LESSOR and Lender. LESSEE shall, prior to any change of the address of LESSEE's Process Agent, notify LESSOR and Lender in writing of such new address.

         LESSOR hereby appoints Feltman, Karesh, Major & Farbman, whose address is currently at 152 West 57th Street, New York, New York 10019, as its lawful agent and attorney ("LESSOR's Process Agent") upon whom all service of summonses and other legal processes may be made with respect to any action. The LESSOR's Process Agent is hereby authorized and directed to accept by and on behalf of LESSOR summonses and other legal processes against LESSOR. This appointment of LESSOR's Process Agent is irrevocable by LESSOR and coupled with an interest, and if LESSOR's Process Agent revokes such relationship LESSOR shall, prior to the effective date of such revocation, appoint a successor, which successor shall be approved by LESSEE. LESSOR shall, prior to any change of the address of LESSOR's Process Agent, notify LESSEE in writing of such new address.

          The parties hereto, to the fullest extent available under applicable Law, waive any claim that venue or jurisdiction is improper in such court or that such court constitutes an inconvenient forum. Service of summons, complaint and other legal process on LESSOR or LESSEE with respect to any action arising out of or relating to this Lease may be made by mailing (registered mail, return receipt requested) a copy of any summons or other legal process to said Party at the LESSEE's Address or LESSOR's Address, as the case may be, or by any other procedure permitted under the Laws of the United States of America.

        The mailing, as herein provided, of such summons or other legal process shall be deemed personal service and accepted by LESSEE or LESSOR as such, and shall be legal, effective and binding upon LESSEE or LESSOR for all the purposes of the suit.

            Nothing in this Subsection 21(1) shall in any way be deemed to limit the ability of LESSOR or LESSEE to serve any such summons or legal process in any other manner permitted by applicable Law or to obtain jurisdiction over the other party in such other jurisdictions, and in such manner, as may be permitted by applicable Law.

        (J) STORAGE OF AIRCRAFT. Upon the expiration or termination of this Lease, provided that the final maintenance check prior to return is accomplished at LESSEE's Honolulu maintenance base or the return location is Honolulu, LESSEE shall provide storage facilities for the Aircraft at a location where LESSEE has storage facilities for a period not to exceed sixty
(60) days (the "Storage Period"). During the Storage Period, LESSOR shall bear the risk of loss of the Aircraft and shall pay maintenance, insurance and other costs (except for the cost of the storage facilities provided by LESSEE) with respect to the Aircraft. Upon the expiration of the Storage Period, LESSEE shall cooperate with LESSOR by flying the Aircraft to the Return Location.

        (K) EXPENSES. Unless otherwise specifically provided for to the contrary, LESSOR and LESSEE shall each bear their own expenses in connection with this transaction, including, but not limited to the fees and expenses of counsel. Notwithstanding the foregoing, LESSOR and LESSEE shall each be responsible for one-half of the fees and expenses of FAA counsel.

                                 SECTION 22

                            SUBLEASE; ASSIGNMENT

        (A) LESSEE may sublease the Aircraft to any Air Carrier provided that
(i) such Air Carrier at the time of such subleasing is solvent and is not in receivership or subject to the jurisdiction of any bankruptcy court, (ii) that LESSOR and Lender have consented to such subleasing, such consent not to be unreasonably withheld, and (iii) that LESSOR's title in and to the Aircraft and the security interest of Lender in and to the Aircraft and this Lease remain fully perfected and protected and LESSOR and its Lender receive satisfactory legal opinions with respect thereto. LESSEE shall be responsible for all reasonable costs and expenses incurred by LESSOR and Lender in connection with any subleasing of the Aircraft, including, but not limited to, the reasonable fees and expenses of counsel to LESSOR.

        (B) Any sublease consented to by LESS0R shall contain, among other things, the following terms and conditions:

             (1) That such sublease is subject to and subordinate to this Lease;

             (2) The sublease shall not relieve the LESSEE of its obligations under this Lease and the LESSEE shall continue to be primarily liable hereunder;

             (3) The terms of such sublease shall be no less favorable to the lessor thereunder than the terms of this Lease; and

            (4) The rights of the lessor in any Sublease (including, but not limited to security deposits and maintenance reserves payable thereunder) shall be assigned to LESSOR and/or its Lender.

        (C) All of LESSEE's obligations hereunder may be performed by any approved sublessee, provided however that the LESSEE shall not be released from its obligations hereunder.

        (D) Nothing set forth in this Section 22 shall constitute, or be deemed to constitute, a consent by LESSOR to the assignment by LESSEE, in whole or in part, of this Lease or the rights and obligations of LESSEE thereunder. Any assignment or purported assignment, in whole or in part of this Lease or the rights and obligations of LESSEE hereunder shall be null and void and of no force and effect unless the prior written consent of LESSOR and Lender to such assignment had been obtained.

                                 SECTION 23

                               EXCUSABLE DELAY

        LESSOR or LESSEE shall not be responsible for, nor be deemed to be in default under this Lease on account of any delay in delivery of the Aircraft or commencement of this Lease due to any of the following causes:

             (a) acts of God; war, war-like operations, insurrections or riots; fires, floods, explosions, earthquakes or serious accidents; epidemics or quarantine restrictions; any act of government, governmental priorities, allocation regulations or orders affecting materials, facilities or completed aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; or inability after due and timely diligence to procure materials, accessories or equipment prior to delivery (including, without limitation, the Aircraft);

             (b) damage to the Aircraft which can reasonably be repaired, provided Lufthansa or its agent will promptly perform such repair work;

             (c) Lufthansa's delay in delivery of the Aircraft to LESSOR for whatever reason, including, but not limited to, delay caused by an aircraft manufacturer's failure to deliver a replacement aircraft on time; or

             (d) correction of discrepancies evidenced during the Delivery Check, ground inspection or demonstration flight of the Aircraft, provided Lufthansa is promptly and diligently correcting same.

        Should an excusable delay continue beyond December    , 1996, LESSOR
and LESSEE shall each have the right to terminate this Lease, without liability or further obligation to the other (other than the return of the Security Deposit by LESSOR to LESSEE); provided, however, that any time after the sixtieth day if a rescheduled Delivery Date has been established and the Lease has not theretofore been terminated, neither LESSOR nor LESSEE shall have any right to terminate the Lease during the fifteen (15) day period preceding the rescheduled Delivery Date.

                                 SECTION 24

                              ENTIRE AGREEMENT

        This Lease (including all Exhibits hereto) embodies the entire agreement and understanding between LESSOR and LESSEE relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and neither of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein. This

Lease may not be changed and no right granted or obligation imposed hereunder may be waived orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

        IN WITNESS WHEREOF, LESSOR and LESSEE, each pursuant to due corporate authority, have caused this Lease to be executed by their duly authorized officers as of the day and year first above written.

LESSOR:                              LESSEE:

FIRST SECURITY BANK, N.A.,           ALOHA AIRLINES, INC.
A NATIONAL BANKING ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY
BUT SOLELY AS OWNER TRUSTEE

By:              [SIGNATURE]              By:
   ________________________________           ________________________________
Title:         VICE PRESIDENT             Title:
       ____________________________              _____________________________


                                          By: _________________________________
                                          Title: ______________________________

        IN WITNESS WHEREOF, LESSOR and LESSEE, each pursuant to due corporate authority, have caused this Lease to be executed by their duly authorized officers as of the day and year first above WRITTEN.

LESSOR:                              LESSEE:

FIRST SECURITY BANK, N.A.,           ALOHA AIRLINES, INC.
A NATIONAL BANKING ASSOCIATION,
NOT IN ITS INDIVIDUAL CAPACITY
BUT SOLELY AS OWNER TRUSTEE

By: __________________________________    By:             [SIGNATURE]
                                              _________________________________
Title: _______________________________    Title: SR. VICE PRESIDENT FINANCE &
                                                      PLANNING AND CFO
                                                 ______________________________


                                          By:              [SIGNATURE]
                                              _________________________________
                                          Title: STAFF VICE PRESIDENT - FINANCE
                                                       & CONTROLLER
                                                 ______________________________

                                 EXHIBIT "A"                      (Page 1 of 2)

                           AIRCRAFT SPECIFICATIONS

Model: Boeing 737-230                          Max. Taxi Wt. 120,000 lbs.
Serial No. 22117                               Max. Gross T.O. Wt. 119,500 lbs.
Line No. 790                                   Max. Landing Wt. 103,000 lbs.
Reg. No. N818AL                                Max. Zero Fuel Wt. 95,000 lbs.
Date of Mfgr. September, 1980
                                               Optrs. Empty Wt. 68,000 lbs.
                                               Payload 27,000 lbs.

                               AIRFRAME STATUS

Time as of                                      Maintenance Program
Total Hours
Total Cycles
Time Since Overhaul
Time Since Last C Ck                            "D" Check -
Time to Next Overhaul                           "C" Check -

                                ENGINE STATUS

Model #                 Serial #        REMAINING                       Limiter
-------                 --------        ---------                       -------
1. Pratt & Whitney      708305          ________ hrs/ ________ cyc
           JT8D-15
2. Pratt & Whitney      708373          ________ hrs/ cyc
           JT8D-15
APU

                        LANDING GEAR - TIME REMAINING

R/H MLG             hrs                 Nose Gear             hrs
L/H MLG             hrs                 L/G TBO               hrs

                          GENERAL DATA AND COMMENTS

Fuel Capacity/lbs          34,469 lbs     FAR Part 36 Status          Stg 2
                                          Interior Configuration      103YC
                                                                      4 Galleys
                                                                      3 Lavs
                                                                      1 Closet

                                 EXHIBIT "A"                      (Page 2 of 2)

                             AVIONICS INVENTORY

                                 EXHIBIT "B"                      (Page 1 of 2)

                           AIRCRAFT DOCUMENTATION

On the Effective Date, LESSOR shall deliver to LESSEE the Aircraft Documentation listed below. All reports and computer documentation produced by Lufthansa shall be certified by Lufthansa or Lufthansa Technik.

    A. The following manuals shall be delivered with the Aircraft. Each manual shall be current and include all temporary revisions. Each manual shall be in the English language.

         1.  FAA-Approved Airplane Flight Manual.

         2. Weight and Balance Control and Cargo Loading Manual and Supplements (load and trim sheet). Include last weigh paperwork and delivery equipment list with previous operator running W & B computation sheets.

         3. Operations Manual and Quick Reference Handbook. Including Cabin Safety/F/A Manual (PAX A/C).

         4.  Structural Repair Manual.

         5.  Aircraft/Engine/APU Maintenance Manual.

         6. Boeing Component Overhaul Manuals, including Galley Manuals (CMM,IPC,OHM).

        7. Aircraft/Engine/APU Illustrated Parts Catalog (I.P.C.) (Operator Customized)

        8. Wiring Diagram Manual including the following:

           a.  Equipment List.
           b.  Standard Practices (Chapter 20).
           c.  Charts and Graphs (Chapter 91).
           d.  Hook Up Charts.
           e.  Splice List.
           f.  Ground List.
           g.  Terminal List.

        9.  Engine and APU Overhaul Manuals.

        10. Current and revised Lufthansa Maintenance Schedule and (COSL) component, operating and storage limits manual.

    B. Airworthiness Directives Documentation: The following data will be provided on the Effective Date. LESSOR shall provide to LESSEE all records associated with A.D. compliance.

         1. A single, complete and current A.D. status list of the airframe, appliances, Engine and APU Airworthiness Directive applicable to the Aircraft, appliances, Engine and APU. This list shall be consistent with the preliminary AD status reports received during the initial inspection. The list shall be typed, certified and signed by authorized quality assurance representative of Lufthansa.

         2. LESSOR will provide legible copies of the completion documentation that accomplish each AD. If the AD is a repetitive inspection documentation, the last accomplishment is sufficient. If the original completion documents are not available, LESSOR shall provide at a minimum a copy of the job card or engineering order that accomplished the AD plus a certification letter signed by Lufthansa's airworthiness department stating that the AD in question was accomplished at a certain time and cycles, date and reference all pertinent support documentation (ie. engineering order, alternate means of compliance, etc.).

             However, any AD that was complied with by an alternate means of compliance must have all original documentation and necessary air authority approvals.

         3. Exemptions or deviations granted by the FAA (or equivalent) to Lufthansa on A.D. compliance, including copy of exemption request.

    C.  Engineering Documentation

         1. LESSOR shall provide a single, current list, in the English language (except for the ADA list referenced in b. below) of engineering documentation covering the aircraft as listed below:

                  a. Service Bulletin status based on the Boeing provided summary of all Boeing service bulletins to the aircraft and consistent with the "reference only" status report provided during the initial inspection.

                  b. List of all Lufthansa initiated on aircraft modifications consistent with the ADA list covering all Spec 100 ATA chapters. A current copy of all engineering orders listed on the ADA list shall be provided with appropriate certification stamp on the ADA list.

                  c.  Major repairs list.

                  d.  Supplemental Type Certificate list.

         2. Data package covering all non-manufacturer/non-FAA-approved repairs or alterations, including the submittal to the LBA for an approval, if applicable.

    D.  Additional Documentation

         1.  Master Minimum Equipment List and Configuration Deviation List.

         2. Set of cockpit drawings (full scale preferably).

         3. Quarterly Reliability Reports for one (1) year.

         4. Location map of emergency equipment, with description.

         5.  Interior configuration drawings.

         6.  LBA Export Certificate of Airworthiness.

         7.  Evidence of de-registration.

         8. Passenger/Cargo Equipment List (seats, galleys, lavs, entertainment, etc.).

         9. Complete paperwork for last "D" check overhaul and last "A", "B", and/or "C" check inspections.

         10. Compass card and F.D.R. calibration documentation.

         11. Copies of Aircraft registration and Certificate of Airworthiness.

         12. All Life records (Lufthansa - Lebenslaufkarte) for the assemblies and rotable parts installed during the last overhaul for each nose, left hand and right hand main landing gears.

    E.  Individual Aircraft and Engine Records:

         1. Letter of Declaration for each major aircraft/engine accident or major incident which shall include complete documentation reports, if any.

         2. Major structural damage reports, if any.

         3. Engine trend monitoring data (1 year minimum provided the engine was operated with Lufthansa) for each engine installed on the aircraft.

         4. Copies of logbook entries for the last twelve (12) months of operation (at delivery).

         5. List of open items, watch items, deferred items.

         6. Serviceable/Overhaul tags for all life limited parts, hard time components listed in the rotable components list. The LESSOR and LESSEE agree that all serviceable overhaul tags for OC (on condition)/CM (condition monitored) parts listed in the rotable components list for the last 12 months as at delivery shall be provided to LESSEE by LESSOR on a case by case basis (up to a maximum of one
(1) year after aircraft delivery).

         7. Listing of Aircraft, Engine and APU components status by P/N - S/N
- Description Position TBO - TSI - TSO - TSN, Total Time, next Due Time, including interpretation keys. (Rotable Component List).

         8. Engine and APU Logbooks or equivalent reports or documentation.

         9. Aircraft and Engine time status at delivery with Serial No. - total time/total cycles - and times of the last letter check inspection.

         10. Engine time report and engine on log which shall include ASB 6038 status for each engine.

         11. All Engine and APU records, for the last heavy maintenance shop visit including back to birth history for each engine life limited part. Exceptions will be acceptable for parts introduced to Lufthansa before 1993 when back to birth history records was not mandatory; however, LESSOR shall use its reasonable efforts to assist LESSEE in obtaining full traceability on these parts, if any.

         12. Manufacturer's delivery documents for Engines.

         13. Boeing Electrical Load Analysis documents and data.

         14. Last power plant test cell run documents for Engines and APU.

         15. Documents for boroscope inspection prior to delivery for current installation for engines (as stated in the Agreement).

         16. Letter certifying that at the time of delivery of the aircraft the aircraft is a non-SSID candidate aircraft.

         17. Operator's Corrosion Control Program. (see Maintenance Schedule)

         18. Aircraft Readiness Log (manufacturer's).

         19. Copies of all applicable Master Changes (M.C.) performed on each aircraft.

         20. LBA approvals, Lufthansa certification reports for major modifications, alterations and repairs which are not covered by manufacturers service bulletins. For minor modifications not covered by manufacturers service bulletins, Lufthansa shall provide the requested substantiation work. (i.e. certification reports to the extent required by the LBA).

         21. Fire blocking status for all seats, interior fabrics/materials, including burn test documentation and certification.In accordance with the LBA for all items introduced by Lufthansa.

         22. Current Aging Aircraft and CPCP Status Report.

         23. Current list outlining all waiver items/components not approvable by the FAA.

         24. Any historical records applicable to the aircraft, engines or APU that may be available at reasonable effort and within reasonable time.

         25. List detailing Lufthansa component shop history for all components on the rotable components list on a case by case basis (up to a maximum of one
(1) year after aircraft delivery).

LESSOR agrees that it will reimburse LESSEE for the cost of translating into English all engineering orders (including without limitation those described in Section C of this Exhibit "B") and Airworthiness Directive compliance documents (including without limitation those described in Section B of this Exhibit "B") which are delivered to LESSEE in German pursuant to the Lease.

                                  EXHIBIT "C"                     (Page 1 of 2)

                          CERTIFICATE OF ACCEPTANCE

        This Certificate of Acceptance is delivered on and as of the date set forth below by Aloha Airlines, Inc. (hereinafter referred to as "LESSEE") to FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee, (hereinafter referred to as "LESSOR") pursuant to that Aircraft Lease Agreement dated as of October __, 1996 between LESSOR and LESSEE (hereinafter referred to as the "Agreement"):

    A.  DETAILS OF ACCEPTANCE

        LESSEE hereby indicates and confirms to LESSOR, its successors and
assigns, that the LESSEE has at      o'clock _.M., on this      day of _____,
1996, at     , accepted the following in accordance with the provisions of the Agreement:

        1.  (a) Boeing Model: 737-230

            (b) Manufacturer's Serial No.: 22117

            (c) U.S. Registration Number: N818AL

               Manufacturer and     Manufacturer's     Hours         Cycles
Engine No.     Model Number         Serial Number      Remaining     Remaining
---------      ----------------     -------------      ---------     ---------
   (1)         Pratt & Whitney
               JT8D-15

   (2)         Pratt & Whitney
               JT8D-15

Each of the above-described Engines having 750 or more rated take-off horsepower or the equivalent thereof.

AIRFRAME

          Total Time:         hrs.
          Total Cycles:       Cycles

          Time Remaining to "C" Check:      hrs.
          Time Remaining to "D" Check:      hrs.

                                 EXHIBIT "C"                       (Page 2 of 2)

    B. CONFIRMATION OF UNDERTAKINGS

            LESSEE confirms that the above described Aircraft and Engines have been examined by its duly appointed and authorized representative(s), that such Aircraft and Engines conform to the information set forth above, that there have been fixed to the Aircraft the markings required by the Agreement (or that such markings shall be affixed to the Aircraft within fifteen (15) days of the date hereof). LESSEE confirms and acknowledges that the date set forth above constitutes the Effective Date, as such term is defined in the Agreement, and that LESSEE's execution and delivery of this Certificate represents LESSEE's acceptance of the above described Aircraft and Engines for all purposes of the Agreement.

        IN WITNESS WHEREOF, LESSEE has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s) or representative(s), pursuant to due corporate authority, all as of the date written in Section A above.

LESSEE: ALOHA AIRLINES, INC.

By: ___________________________

Title: ________________________

Date: _________________________

                                 EXHIBIT "D"

                             LEASE SUPPLEMENT NO.

        LEASE SUPPLEMENT NO. __ , dated ____________. 1996, between ALOHA AIRLINES, INC., a Hawaiian corporation ("LESSEE") and FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR").

        LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of October __, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

        *The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

        **The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1 dated _____________ to the Lease Agreement, has been recorded by the FAA on _____________, 199__ as one document and assigned Conveyance No. ________.

        NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

---------------
*This language for Lease Supplement No. 1

**This language for other Lease Supplements.

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230ADV aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

        (i) One Boeing Model 737-230 Airframe, bearing U.S. registration number N_____ ; Manufacturer's serial no._____; and

        (ii) Two Pratt & Whitney Model JT8D-9A engines, bearing manufacturer's serial nos._____ and _____, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on _______________, 2003.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for allpurposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

        IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                          LESSOR

                                          FIRST SECURITY BANK, N.A., A
                                          NATIONAL BANKING ASSOCIATION, NOT IN
                                          ITS INDIVIDUAL CAPACITY BUT SOLELY
                                          AS OWNER TRUSTEE

                                          By: _________________________________
                                          Title: ______________________________

                                          LESSEE

                                          ALOHA AIRLINES, INC.

                                          By: _________________________________
                                          Title: ______________________________

                                          By: _________________________________
                                          Title: ______________________________

                                 EXHIBIT "E"

                       APPOINTMENT AS ATTORNEY-IN-FACT

Pursuant to the terms of Subsection 19 of the Lease (as hereinafter defined), ALOHA AIRLINES, INC. ("LESSEE") hereby irrevocably appoints FIRST SECURITY BANK, N.A., A NATIONAL BANKING ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS OWNER TRUSTEE ("LESSOR") as its true and lawful attorney-in-fact, to act in all respects, do such acts and take such actions as LESSEE could do or authorize itself under the Lease with respect to the use, operation, maintenance, possession, registration, de-registration and lease termination of the Boeing 737-230 Aircraft, Serial Number _____, U.S. Registration No. N_____ (the "Aircraft"), which LESSOR has leased to LESSEE by Aircraft Lease Agreement dated as of October __, 1996 (the "Lease"). The appointment is made as part of and in consideration of the leasing of the Aircraft to LESSEE by LESSOR and shall remain in full force and effect until the earlier to occur of (i) the date on which all obligations of LESSEE under the Lease shall be fully discharged or satisfied, or (ii) __________, 2006.

Executed this _____ day of October, 1996.

                                          ALOHA AIRLINES, INC.

                                          By: _________________________________

                                          Title: ______________________________


                                          By: _________________________________

                                          Title: ______________________________

                                          Attested by:

                                          _____________________________________
(PLACE CORPORATE                          Secretary
 SEAL HERE)

STATE OF                         )
                                 ) ss.:
COUNTY OF                        )

On the _____ day of _______________, 199_, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________; that he is the ____________________ of ____________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.



                                          _____________________________________
                                          Notary Public

[Seal]

                                 EXHIBIT "F"

On the Effective Date for the Aircraft, LESSOR shall deliver and LESSEE shall accept the Aircraft in an "as is, where is and with all faults" condition other than the following conditions to which the Aircraft shall conform:

             (i) be clean to the standards of Lufthansa;

             (ii) be in a condition permitting commercial revenue service under the applicable operating regulations of the German Airworthiness Authority ("LBA");

             (iii) comply with all airworthiness directives issued by the LBA and FAA prior to the Effective Date of the Aircraft which requires compliance on or before the Effective Date;

             (iv) have a valid airworthiness certificate for export, certifying compliance with the airworthiness requirements of the Federal Republic of Germany, issued by the LBA prior to the delivery of the Aircraft;

             (v) be in a normal operating condition with all the Aircraft equipment, components and systems functioning in accordance with their intended use;

             (vi) be in a configuration as normally flown by Lufthansa in scheduled airline revenue service with regard to the fixed installed equipment;

             (vii) except for minor items such as emergency equipment, loose equipment, electrical and electronic equipment, LESSOR. will use its reasonable efforts to deliver the Aircraft equipment without Lufthansa's special markings;

             (viii) have accomplished all maintenance items except items permitted to be deferred in accordance with Lufthansa's procedure for deferred items until the next IL2 or D2 check;

             (ix) neutral livery with all of Lufthansa's special exterior markings removed or painted over;

             (x) have installed two Pratt & Whitney JT8D-15 engines. LESSOR shall use its reasonable efforts to deliver each engine with not less than 1,500 engine cycles of remaining life until the next scheduled engine removal, but in no event shall any engine be delivered with less than 1,500 cycles remaining. Each Engine to be delivered hereunder shall be subject to LESSEE's reasonable approval;

             (xi) have undergone a borescope inspection on the engines (at LESSEE's sole cost and expense). In the event the borescope inspection indicates a discrepancy that is outside the limits set under the manufacturer's maintenance manual for the engine, same shall be corrected at LESSOR's cost and expense or LESSOR may provide a substitute engine which shall meet the delivery conditions for an engine set forth herein;

             (xii) have undergone a power assurance run with LESSEE's representatives present to ensure performance of the engines based on the Pratt & Whitney maintenance manual;

             (xiii) have performed a demonstration flight of the airframe in accordance with Lufthansa's procedures with up to two representatives of LESSEE on board the Aircraft during such flight. Any discrepancies in the airframe found during such demonstration flight which are outside the limits set forth in Lufthansa's maintenance program found during such demonstration flight shall be corrected accordingly;

             (xiv) be certified for a maximum taxi gross weight of 120,000lbs.;

             (xv) have reconfigured the cockpit switches into the Boeing standard;

             (xvi)  have installed an APU in serviceable condition;

             (xvii) have all gauges converted from the metric system to the imperial system; and

             (xviii) except with respect to the engines, landing gear and APU, have installed hard time components with an average of fifty percent (50%) minimum time of remaining life as defined under Lufthansa's LBA approved maintenance program with no single component having less than three months of remaining life as defined under such program.

                                 EXHIBIT "G"

                             LEASE IDENTIFICATION

OWNER:           FIRST SECURITY BANK, N.A., A NATIONAL BANKING
                 ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT
                 SOLELY AS OWNER TRUSTEE

LESSEE:          ALOHA AIRLINES, INC.

MORTGAGEE:       FINOVA CAPITAL CORPORATION

                                 EXHIBIT "H"

                              RETURN CONDITIONS

       A. The Aircraft will be redelivered in accordance with Section 17 of the Lease and shall be in the following condition:

             (i) be clean to the standards of major international airlines;

             (ii) be in a condition permitting commercial revenue service under the applicable operating regulations of the Federal Aviation Administration ("FAA");

             (iii) comply with all airworthiness directives issued by the FAA prior to the Return Occasion of the Aircraft which requires compliance on or before the originally scheduled Return Occasion;

             (iv) have a valid U.S. Standard Airworthiness Certificate or a valid Airworthiness Certificate for Export, as LESSOR shall elect, certifying compliance with the airworthiness requirements of the United States, issued by the FAA prior to the return of the Aircraft;

             (v) be in a normal operating condition with all the Aircraft equipment, components and systems functioning in accordance with their intended use;

             (vi) be in the same configuration as at delivery with regard to the fixed installed equipment;

             (vii) except for minor items such as emergency equipment, loose equipment, electrical and electronic equipment, LESSEE will use its reasonable efforts to deliver the Aircraft equipment without LESSEE's special markings;

             (viii) have accomplished all maintenance items (including, but not limited to having fully accomplished all required corrossion prevention controls, treatments, repairs and inspections in accordance with LESSEE's FAA approved CPCP program) except items permitted to be deferred in accordance with LESSEE's procedure for deferred items until the next D check;

             (ix) The Airframe shall be returned fresh from a B check performed in accordance with LESSEE's Maintenance Program. Further, the Airframe shall have an equal or greater amount of time remaining as when delivered to the next scheduled D check, but with respect to the D check shall in all events have not less than 3,000 flight hours remaining (as determined under LESSEE's maintenance program) to the next scheduled D check. In the event that the Aircraft has more or less time remaining to the next D check than it had remaining on the Effective Date, D Check Compensation shall be paid in accordance with the following formula and paid by the relevant party in relation to any difference. If the D Check Compensation, as calculated below, is a positive number, then, so long as no Default or Event of Default has occurred and is continuing, LESSOR will pay to LESSEE such D Check Compensation. If the D Check Compensation, as calculated below is a negative number, then LESSEE will pay to LESSOR such D Check Compensation.

               (a) D CHECK COMPENSATION.   The  "D Check Compensation" shall
be calculated as follows:

                      [Al-A2/B] x C

                      "Al" is the total number of Flight Hours/Cycles (whichever is applicable and the more limiting factor) remaining on the Aircraft until the next scheduled D check in accordance with LESSEE's FAA approved maintenance program as of the Return Occasion.

                      "A2" is the total number of Flight Hours/Cycles (whichever is applicable and the more limiting factor) remaining on the Aircraft until the next scheduled D check in accordance with LESSEE's FAA approved maintenance program as of the Effective Date.

                      "B" is the total number of Flight Hours/Cycles (whichever is applicable and the more limiting factor) between scheduled D checks in accordance with LESSEE's FAA approved maintenance program.

                      "C" is the cost for the next D check of the Aircraft in accordance with LESSEE's FAA approved maintenance program as mutually agreed to by LESSOR and LESSEE (in the event that after a reasonable period of time LESSOR and LESSEE cannot reach a mutual agreement on the cost for the next D check, such cost will be established by taking the average of the price quotes submitted by two (2) reputable FAA approved Airframe overhaul facilities, one selected by LESSEE and the other selected by LESSOR).

Notwithstanding the foregoing, for the purposes of the calculation of D Check compensation, "Al" shall not exceed 15,000 Flight Hours.

             (x) neutral livery with all of LESSEE's special exterior markings removed or painted over;

             (xi) have installed two Pratt & Whitney JT8D-9A engines. LESSEE shall use its reasonable efforts to deliver each engine with not less than 7,689 engine cycles of remaining life until the next scheduled engine removal, but in no event shall any engine be delivered with less than 3,000 cycles remaining. In the event that any Engine has more or less time remaining to the next scheduled overhaul or hot section inspection (as determined in accordance with LESSEE's FAA approved maintenance program) than it had remaining on the Effective Date, Engine Adjustment Compensation for each such Engine shall be paid in accordance with the following formula and paid by the relevant party in relation to any difference. If any Engine is returned with a greater number of Cycles to the next scheduled overhaul or hot section inspection than it had remaining on the Effective Date, then LESSOR shall pay Engine Adjustment Compensation to LESSEE on account of such Engine. If any Engine is returned with fewer Cycles to the next scheduled overhaul or hot section inspection than it had remaining on the Effective Date, then LESSEE shall pay Engine Adjustment Compensation to LESSOR on account of such Engine.

                      [A/B] x C

                      "A" is the average cost for an engine overhaul or hot section inspection, as mutually agreed to by LESSOR and LESSEE (in the event that after a reasonable period of time LESSOR and LESSEE cannot reach a mutual agreement on the cost for the engine overhaul or hot section inspection, such cost will be established by taking the average of the price quotes submitted by two (2) reputable FAA approved engine overhaul facilities, one selected by LESSEE and the other selected by LESSOR).

                      "B" is 7,000

                      "C" is the difference between the number of Cycles remaining to the next overhaul or hot section inspection (whichever is the most limiting factor) on the Engine as of the Effective Date as determined under the Engine Manufacturer's maintenance manual and the number of Cycles remaining to the next overhaul or hot section inspection (whichever is most limiting factor) on the Engine as of the Return Occasion as determined under LESSEE's FAA approved maintenance program.

Notwithstanding the foregoing, LESSOR shall have no obligation to compensate LESSEE for any time to the next scheduled engine overhaul or hot section inspection in excess of 7,000 Cycles.

             (xii) have undergone a borescope inspection on the engines (at LESSOR's sole cost and expense). In the event the borescope inspection indicates a discrepancy that is outside the limits set under the manufacturer's maintenance manual for the engine, same shall be corrected at LESSEE's cost and expense or LESSEE may provide a substitute engine which shall meet the return conditions for an engine set forth herein;

             (xiii) have undergone a power assurance run with LESSOR's representatives present to ensure, performance of the engines based on the Pratt & Whitney maintenance manual;

             (xiv) have performed a demonstration flight of the Aircraft in accordance with LESSEE's procedures with up to two representatives of LESSOR on board the Aircraft during such flight. Any discrepancies in the Aircraft found during such demonstration flight which are outside the limits set forth in LESSEE's maintenance program found during such demonstration flight shall be corrected accordingly;

             (xv) be certified for a maximum taxi gross weight of 120,000lbs.;

             (xvi)  have installed an APU in serviceable condition;

             (xvii) have all gauges  converted  from the imperial   system
to  the  metric  system  upon  LESSOR's request;

             (xviii) except with respect to the engines, landing gear and APU, have installed hard time components with an average of fifty percent (50%) minimum time of remaining life as defined under LESSEE's FAA approved maintenance program with no single component having less than three months of remaining life as defined under such program; and

             (xix) in the event that during the Base Term the Aircraft was hushkitted to meet Stage III noise regulations, LESSEE shall return the Aircraft with such hushkits so installed so as to be compliance with such regulations (except in the case where the hushkitting of the Aircraft was accomplished in the last twelve months of the Base Term and LESSEE has elected not to extend the term of the Lease but has instead elected to retain title to the hushkits).

                                                             DUPLICATE ORIGINAL

                       LEASE SUPPLEMENT NO. 1

        LEASE SUPPLEMENT NO. 1, dated October 9, 1996, between ALOHA AIRLINES, INC., a Hawaii corporation ("LESSEE") and FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR").

        LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of October 9, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

        The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

        NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230 aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

        (i) One Boeing Model 737-230 Airframe, bearing U.S. registration number N818AL; Manufacturer's serial no.22117; and

        (ii) Two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial nos.708305 and 708373, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on October 8, 2003.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.




                 (balance of page intentionally left blank)

        IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                                 LESSOR

                                                 FIRST SECURITY BANK, N.A., A
                                                 NATIONAL BANKING ASSOCIATION,
                                                 NOT IN ITS INDIVIDUAL CAPACITY
                                                 BUT SOLELY AS OWNER TRUSTEE

                                                 By:    [SIGNATURE]
                                                     __________________________
                                                 Title: VICE PRESIDENT
                                                        _______________________

                                                 LESSEE

                                                 ALOHA AIRLINES, INC.

                                                 By: __________________________
                                                 Title: _______________________

                                                 By: __________________________
                                                 Title: _______________________

        IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement TO BE DULY EXECUTED AS of the day and year first above written.

                                          LESSOR

                                          FIRST SECURITY BANK, N.A., A
                                          NATIONAL BANKING ASSOCIATION,
                                          NOT IN ITS INDIVIDUAL CAPACITY
                                          BUT SOLELY AS OWNER TRUSTEE

                                          By: _________________________________
                                          Title: ______________________________

                                          LESSEE

                                          ALOHA AIRLINES, INC.

                                          By:      [SIGNATURE]
                                              _________________________________
                                          Title: SR. VICE PRESIDENT FINANCE &
                                                       PLANNING & CFO
                                                 ______________________________

                                          By:      [SIGNATURE]
                                              _________________________________
                                          Title: STAFF VICE PRESIDENT - FINANCE
                                                       & CONTROLLER

                        CERTIFICATE OF ACCEPTANCE

This Certificate of Acceptance is delivered on and as of the date set forth below by Aloha Airlines, Inc. (hereinafter referred to as "LESSEE") to FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee, (hereinafter referred to as "LESSOR") pursuant to that Aircraft Lease Agreement dated as of 10-9, 1996 between LESSOR and LESSEE (hereinafter referred to as the "Agreement"):

A.  DETAILS OF ACCEPTANCE

    LESSEE hereby indicates and confirms to LESSOR, its successors and assigns, that the LESSEE has at 9.50 clock A.m., COT on this 9th day, October, 1996 at Berlin, Germany, accepted the following in accordance with the provisions of the Agreement:

    1.  (a) Boeing Model 737-230 Aircraft

        (b) Manufacturer's Serial No. 22117

        (c) U.S. Registration No. N818AL

    2.  Engines:


Eng. Manufacturer                    Hours      Cycles
No.  and Model No.      MSN          Remaining  Remaining
---  ---------------    ---          ---------  ---------


(1)  Pratt & Whitney
     JT8D-15          708305         29288      28216

(2)  Pratt & Whitney
     JT8D-15          708373         29007      26819


    Each of the above-described Engines having 750 or more rated take-off horsepower or the equivalent thereof.

    3.  Airframe:


        (a) Total Time: 36589.58 hrs.

        (b) Total Cycles: 36078 Cycles

        (c) Time Remaining to "C" Check: 12-23-97

        (d) Time Remaining to "D" Check: Nov. 2000


                                or 47993 hours

                              or 51420 hours, or

                           which ever comes first

B.  CONFIRMATION OF UNDERTAKINGS

    LESSEE confirms that the above described Aircraft and Engines have been examined by its duly appointed and authorized representative(s), that such Aircraft and Engines conform to the information set forth above, that there have been fixed to the Aircraft the markings required by the Agreement (or that such markings shall be affixed to the Aircraft within fifteen (15) days of the date hereof). LESSEE confirms and acknowledges that the date set forth above constitutes the Effective Date, as such term is defined in the Agreement, and that LESSEE's execution and delivery of this Certificate represents LESSEE's acceptance of the above described Aircraft and Engines for all purposes of the Agreement.

IN WITNESS WHEREOF, LESSEE has caused this Certificate of Acceptance to be executed in its name, by its duly authorized officer(s), or representative(s), pursuant to due corporate authority, all as of the date written in Section A above.

LESSEE:  ALOHA AIRLINES, INC.

By /s/       /ILLEGIBLE/
   --------------------------------
   Its SR. VICE PRESIDENT FINANCE &
          PLANNING AND CFO

By /s/        /ILLEGIBLE/
   -----------------------------------
   Its STAFF VICE PRESIDENT - FINANCE
              & CONTROLLER

      FIRST PRIORITY PURCHASE MONEY AIRCRAFT CHATTEL
             MORTGAGE AND SECURITY AGREEMENT
                         (N818AL)

    THIS FIRST PRIORITY PURCHASE MONEY AIRCRAFT CHATTEL MORTGAGE AND SECURITY AGREEMENT ("Agreement"), dated as of October 9, 1996, by and between FIIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee ("Borrower"), as mortgagor, and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), as mortgagee,

                      W I T N E S S E T H:

    WHEREAS, Borrower and Diamond Head Associates LLC, a Delaware limited liability company ("Diamond Head") have entered into a Secured Loan Agreement dated as of August 13, 1996 (hereinafter the "Loan Agreement") with Lender, which provides for the making of the "Loan" (as defined in the Loan Agreement) by Lender on behalf of Borrower and Diamond Head; and

    WHEREAS, it is a condition to the effectiveness of the Loan Agreement that Borrower execute and deliver this Agreement for the purposes, among other things, of securing payment and performance of the "Obligations" (as defined in the Loan Agreement), and for the purpose of subjecting the properties and assets hereinafter described to the lien of this Agreement;

    NOW, THEREFORE, in consideration of Lender's execution and delivery of the Loan Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Borrower and Lender hereby agree as follows:

    I.  DEFINITIONS.

    1.1 GENERAL DEFINITIONS. Capitalized terms defined in the text of this Agreement shall have the meanings so ascribed to them, and the following terms shall have the following meanings, unless the context otherwise requires:

         "AGREEMENT" shall mean this agreement as from time to time amended and supplemented in accordance with the terms hereof, including, without limitation, all Supplemental Agreements executed by Borrower in accordance with the terms hereof.

         "AIRCRAFT" shall mean, collectively, the Airframe and Engines.

         "ASSIGNMENT OF LEASE" shall MEAN the Assignment of Lease of even date herewith by and between Borrower and Lender.

         This counterpart is attached to the FAA.

         "AIRFRAME" shall have the meaning ascribed to such term in Section
2.1 hereof.

         "BANKING DAY" shall mean a day on which national banks in Phoenix, Arizona are open for the transaction of business.

         "CLOSING DATE" shall mean October 9, 1996.

         "DEFAULT" shall mean an event which, with The passage of time, or giving of notice, or both, would constitute an Event of Default.

         "ENGINES" shall have the meaning ascribed to such term in Section
2.1 hereof

         "EVENT OF DEFAULT" shall have the meaning ascribed to such term in
Section 4.1 hereof.

         "EVENT OF LOSS" shall mean, with respect To any item of the Mortgaged Property or any part thereof: (a) the actual, constructive, compromised, arranged or agreed total loss thereof; (b) the destruction or damage beyond repair of such Mortgaged Property or part thereof, or such Mortgaged Property or part thereof being rendered or becoming permanently unfit for normal use for any reason whatever; (c) the requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire of such Mortgaged Property or part thereof (other than a requisition for hire for a temporary period not exceeding one hundred and eighty (180) days) by or under the order of any Government (whether civil, military or DE FACTO) or public or local authority; or (d) the high-jacking, theft or disappearance, resulting in loss of possession by Borrower for a period of thirty (30) consecutive days or longer, of such Mortgaged Property or part thereof. Notwithstanding the foregoing, so long as the Lease shall be in effect, an "Event of Loss" under this Agreement shall be deemed to have occurred with respect to the Mortgaged Property, or any portion thereof, if an "Event of Loss" as defined in the Lease (as in effect on the Closing Date or as amended, provided such amendment is consented to by Lender) has occurred with respect to such Mortgaged Property or portion thereof.

         "EXCLUDED AMOUNTS" shall mean (a) proceeds, of public liability insurance in respect of the Mortgaged Property payable as a result of insurance claims made, or losses suffered, by Borrower, any affiliate of Borrower or any director, officer, employee, representative or agent of Borrower or any such affiliate to the extent That such insurance claims made, or losses suffered, do not apply to Lender, as assignee of Borrower, or to the Mortgaged Property, (b) proceeds of insurance which is maintained with respect to the Mortgaged Property by Borrower or any such affiliate and which insurance is not required under the Loan Documents,
(c) any interest paid or payable on any amounts described in clauses (a) or
(b) of this definition, (d) the proceeds from the enforcement of the payment of any amount described in clauses (a) through (c) of this definition, and
(e) any amount payable by Lessee to Borrower pursuant to the indemnity provisions of the Lease (except to the extent that such payment relates to claims or damages suffered by or asserted against Lender or the Mortgaged Property).

         "FEDERAL AVIATION ACT" shall mean the Federal Aviation Act of 1958, as amended and recodified, and the rules and regulations promulgated thereunder, as codified in Title 49, United States Code, as in effect on the date of this Agreement, and as modified or amended hereafter or any successor or substituted legislation at the time in effect and applicable.

         "FAA" shall mean the Federal Aviation Administration provided for in the Department of Transportation Act of 1966, as in effect on the date of this Agreement and as modified or amended hereafter, or any successor or substituted governmental authority at the time having jurisdiction over the Mortgaged Property.

         "GOVERNMENT" shall mean any governmental body, or a political subdivision thereof

         "LEASE" shall mean the Aircraft Lease Agreement of even date herewith by and between Borrower, as lessor, and Aloha Airlines, Inc., a Hawaii corporation, as lessee, with respect to the Aircraft.

         "LENDER" shall mean, collectively, Lender and each subsequent holder of any interest in the Notes, or either of them, and each of their respective successors and assigns.

         "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

         "LOAN DOCUMENTS" shall mean, collectively, this Agreement, the Loan Agreement, the Note, the Other Note, and all other documents executed in connection with any of the foregoing agreements or contemplated thereby or the transactions related hereto or thereto.

         "MORTGAGED PROPERTY" shall have the meaning ascribed to such term in Section 2.1 hereof.

         "NOTE" shall mean the Promissory Note dated as of even date herewith, executed and delivered by Borrower, as maker, in favor of Lender, as holder, in accordance with the terms of the Loan Agreement, in the original principal amount of $6,800,000.00, which Note is referred to as the "NXXX Note" under the Loan Agreement and which Note evidenced the "NXXX Advance" (as defined in the Loan Agreement).

         "OBLIGATIONS" shall mean all of the obligations of Borrower and Diamond Head of payment and PERFORMANCE under this Agreement, the Loan Agreement, the Note, the Other Note and the other Loan Documents, and the payment of any sum advanced or subsequently advanced or obligation incurred pursuant to any provision of this Agreement, the Loan Agreement, the Note, the Other Note, if any, and the other Loan Documents, which term shall include, without limitation, all of the "Obligations" as defined in the Loan Agreement.

         "OTHER NOTE" shall mean the Promissory Note, dated August 13, 1996, executed and delivered by Borrower, as maker, to the order of Lender, as holder, in accordance with the terms of the Loan Agreement, which Note is referred to as the "N820 Note" under the Loan Agreement and which Note, if and when so executed and delivered, will evidence the "N820 Advance" (as defined in the Loan Agreement).

         "OFFICER'S CERTIFICATE" shall mean a certificate signed by an authorized officer of Borrower and delivered to Lender.

         "PERMITTED LIENS" shall mean:

         (a) The Lien of the Lease which is applicable to such Aircraft, and the interest of Lessee in such Aircraft arising pursuant to such Lease;

         (b) Liens for Taxes either not yet due or being contested in good faith by appropriate proceedings, so long as adequate reserves are maintained with respect to such Liens from and after the date the Taxes, as to which such Liens relate, became due and so long as the Aircraft is not in material danger of being lost, sold, confiscated, forfeited or seized as a result of such Liens;

         (c) materialmen's, mechanics', workmen's, repairmen's, employees' or other like Liens arising in the ordinary course of business of Borrower and not delinquent for more than sixty (60) days or being contested in good faith so long as adequate reserves are maintained with respect to such Liens from and after the date the amounts as to which such Liens relate became due and so long as the Aircraft is not in material danger of being lost, sold, confiscated, forfeited or seized as a result of such Lien;

         (d) Liens arising out of any judgment or award unless the judgment secured shall not, within sixty (60) days of the entry thereof, have been discharged or vacated or execution thereof stayed pending appeal or bonded in a manner satisfactory to Lender, so long as adequate reserves are maintained with respect to such Liens from and after the date such judgment or award is entered or made, and so long as the Aircraft is not in material danger of being lost, sold, confiscated, forfeited or seized as a result of such Lien; and

         (e) the Lien Of the Security Documents and of each other Loan Document granting a Lien in favor of Lender as security for the payment and performance of the Obligations.

         "SELLER" shall mean Jetz Ventures Inc.

         "SUPPLEMENTAL AGREEMENT" shall mean a Supplemental Agreement, in substantially the form, attached hereto as EXHIBIT A, executed by Borrower and delivered to Lender and referring to the Supplemental Collateral described therein.

         "SUPPLEMENTAL COLLATERAL" shall have the meaning ascribed to such term in Section 2.1 hereof.

         "TAXES" shall mean all present and future taxes whatever, and value-added levies, imposts, duties or charges of any nature wherever imposed, including, without limitation, value added taxes or similar taxes and any franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp or ocher tax imposed by any national or local taxing or fiscal authority or agency, together with any penalties, additions to tax, fines or interest thereon (excluding, however, taxes imposed upon the income of Lender and taxes in the nature of franchise taxes which are payable by Lender).

    1.2 TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code") shall have the meanings ascribed to such terms in the Code unless the context in which such terms are used herein indicates otherwise.

    1.3 TERMS DEFINED IN ASSIGNMENT OF LEASE. All capitalized terms used in this Agreement which are defined in the Assignment of Lease shall, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Assignment of Lease, the applicable provisions of which Assignment of Lease are incorporated herein.

    1.4 TERMS DEFINED IN FEDERAL AVIATION ACT. The terms "AIRCRAFT ENGINES," "APPLIANCES" and "SPARE PARTS" shall have the respective meanings ascribed to such terms in the Federal Aviation Act as in effect on the date of this Agreement.

    2.  GRANT OF SECURITY INTEREST.

    2.1 GRANT OF SECURITY INTEREST. To secure the prompt payment to Lender of, and discharge and performance of, the obligations, Borrower hereby grants to Lender a continuing first priority security interest in all of the following items and types of property and interests in property (except to the extent that such property or interests in property constitute Excluded Amounts), whether now owned or existing, hereafter acquired or arising, or in which Borrower now or hereafter has any rights, and wheresoever located (collectively, the "Mortgaged Property"):

        (a) One (1) airframe, identified as follows:

            MANUFACTURER:     The Boeing company
            MANUFACTURER'S
            MODEL NUMBER:     737-230
            FAA REGISTRATION
            NUMBER:           N81SAL
            MANUFACTURER'S
            SERIAL NUMBER:    22117


    together with all appliances, parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said airframe (collectively, the "Airframe");

        (b) Two (2) Pratt & Whitney model number JTD8-15 jet aircraft engines bearing manufacturer's serial numbers 708305 and 708373, each of the two engines having 750 or more rated take-off horsepower or the equivalent thereof, together with all appliances, parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said engines (any one of the foregoing, an "Engine" and, all of the foregoing, collectively, the "Engines");

        (c) One shipset of Nordam heavyweight Stage III hushkits suitable for installation in the Engines, as more specifically described in EXHIBIT B to this Agreement.

        (d) any interest of Borrower in any property (collectively, the "Supplemental Collateral") consisting of: (i) any airframe, appliance, equip-ment, instrument or accessory (including, without limitation, radio and radar) which is installed in or appurtenant to the Airframe, or (ii) any engine, having 750 or more rated take-off horsepower or the equivalent thereof, installed in or appurtenant to the Airframe, or any appliance, equipment or accessory installed in or appurtenant to any Engine or installed in or appurtenant to the Airframe, and (iii) any replacement or substitution for any of the foregoing;

        (e) all warranties, service contracts and product agreements of any manufacturer of, or of any maintenance or overhaul agency with respect to, the Mortgaged Property, or any subcontractor or supplier or vendor thereof, and any and all rights of Borrower to compel performance of the terms of such warranties, service contracts and product agreements in respect of any of the Mortgaged Properly;

        (f) all right, title and interest of Borrower in, to and under the Warranty Bill of Sale of even date herewith between Seller and Borrower (the "Warranty Bill of Sale"), wherein, among other things, Seller has granted, bargained, sold, conveyed, transferred, and set over and unto Borrower (and made certain warranties in connection therewith) all of the Seller's right, title and interest in and to, among other things:

            (i) the Aircraft; and

            (ii) all rights of Seller with respect to (and only with respect to) the Aircraft (and specifically excluding, among other things, any and all rights of Seller in and to any other aircraft or other equipment), arising under that certain Sales Agreement for B737-200 Advanced Aircraft, dated October 31, 1995 (the "Sales Agreement"), between Deutsche Lufthansa Aktiengesellschaft ("Lufthansa") and Jetz, Inc. ("Jetz"), as assigned by Jetz to Seller pursuant to that certain Assignment, Assumption and Consent Agreement dated as of November 6, 1996 among Jetz, Seller and Lufthansa, as amended by that certain Amendment No. 1 dated as of August 1, 1996 between Lufthansa and Seller;

        (g) all of Borrower's right, title and interest in, to and under any lease with respect to all or any portion of the Mortgaged Property, as may be amended, supplemented or restated (including, without limitation, the Lease), such right, title and interest including, without limitation, (i) the right of Borrower to collect all rental payments, income, proceeds (including, but not limited to, insurance proceeds), awards, revenues and other sums payable to Borrower pursuant to any such lease, (ii) all of Borrower's rights under

       Section 1110 of the Bankruptcy Code of the United States or any subsequently enacted statutes of similar import with respect to or in connection with such lease, (iii) all right, title and interest of Borrower to collect, hold and apply all security deposits, maintenance reserves and similar amounts, as provided pursuant to the terms of any such lease, and (iv) all rights of Borrower to enforce Borrower's rights and remedies under any such lease;

        (h) all substitutions, replacements, products, proceeds (including, but not limited to, insurance proceeds) and renewals of, and all accessions to, the foregoing, and all property which shall hereafter become physically attached to or incorporated in any of the foregoing, in each case whether the same are now owned by Borrower or shall hereafter be acquired by it;

        (i) all monies deposited from time to time with Lender pursuant to this Agreement or any of the other Loan Documents, including, without limitation, pursuant to Section 2.3 hereof, and

        (j) all records, logs, manuals and documents or other materials of any kind relating to the condition, use, location, maintenance of or repairs or overhauls to all or any part of the Mortgaged Property.

       2.2 SUPPLEMENTAL COLLATERAL; SUPPLEMENTAL SECURITY AGREEMENT. In the event that Borrower acquires any interest in any Supplemental Collateral, Borrower shall execute and deliver to Lender a Supplemental Agreement with respect to such Supplemental Collateral, which Supplemental Collateral shall be therein designated as an Airframe or an Engine, as appropriate. Upon the execution and delivery by Borrower of such Supplemental Agreement, (a) the Airframe and Engines referred to therein shall be subject to the Lien of this Agreement, and the terms "Airframe" and "Engines" under this Agreement will be deemed to refer to the Airframe and Engines referred to in each such Supplemental Agreement, together with the Airframe and the Engines referred to herein and (b) references herein to "this Agreement" shall be deemed references to this Agreement as supplemented by all such Supplemental Agreements then in effect. Without diminishing the obligation of Borrower to deliver a Supplemental Agreement with respect to Supplemental Collateral, Borrower and Lender agree that, as between Lender and Borrower (and, to the extent permitted by applicable law, as between Lender any other party claiming an interest in Supplemental Collateral), the Lien of Lender shall extend to and continue in, shall remain perfected with respect to, all Supplemental Collateral whether or not any Supplemental Agreement is executed by Borrower with respect to such Supplemental Collateral.

    2.3 CASH COLLATERAL. All proceeds of insurance payable with respect to any part of the Mortgaged Property shall be paid directly to Lender, except
(a) to the
extent that Lessee is entitled to receive such proceeds pursuant to the express terms of the Lease or (b) for proceeds of insurance which proceeds constitute Excluded Amounts, All such proceeds of insurance payable to Lender, and all money elsewhere herein provided to be held and applied under this Section, and all money, if any, required to be paid to Lender hereunder, the disposition of which money is not elsewhere herein otherwise specifically provided for (all such money being hereinafter referred to as "Cash Collateral"), shall be held by Lender and applied by Lender from time to time as provided herein and in the Loan Agreement.

    2.4 PROCEEDS OF INSURANCE USED FOR REPAIR. To the extent that any Cash Collateral is the proceeds of insurance relating to the Mortgaged Property which is payable to Lender pursuant to Section 2.3, which proceeds of insurance are payable for reasons other than an Event of Loss, then upon Borrower's written request to Lender, such proceeds shall be disbursed by Lender for the following purposes: (a) to reimburse Borrower for, and up to an amount not exceeding, costs incurred by Borrower for repair and/or restoration, as required hereunder, of the property damaged, but only following receipt by Lender of an Officer's Certificate, dated not more than five days prior to Borrower's request for such disbursement, stating that such costs have been incurred by Borrower in a specified amount for one or more of the purposes aforesaid, which shall be briefly described, and also stating that no part of such costs have been or are then being used in any other previous or then pending application, as the basis for the withdrawal of any Cash Collateral from Lender hereunder, or (b) directly to the vendor or contractor who has provided parts and/or labor to repair or restore the Mortgaged Property as to which the proceeds of insurance comprising the Cash Collateral were payable; PROVIDED, however, that, subject to the terms of the Lease, including, but not limited to, Lessee's right to the use, possession and enjoyment of the Mortgaged Property, Lender shall have no obligation to make such disbursement of Cash Collateral if, at the time such disbursement is to be made, a Default or Event of Default hereunder and under the Lease has occurred and is continuing (except that, in the case of Defaults (but not Events of Default), Lender shall make such disbursement if such Default would be cured by the making of such payment); and further PROVIDED, that disbursements from Cash Collateral pursuant to this Section shall be subject to reasonable verification by Lender of the costs for which such disbursement represents payment or reimbursement.

    2.5 CASH COLLATERAL FOLLOWING DEFAULT OR EVENT OF DEFAULT. Following the occurrence of an Event of Default hereunder and under the Lease, and during the continuance thereof, Lender may, in its sole discretion (subject to the terms of the Lease, including, but not limited to, Lessee's right to the use, possession and enjoyment of the Mortgaged Property): (a) disburse Cash Collateral in payment for repairs or restoration of mortgaged property, following Borrower's request for such disbursement; or (b) apply Cash Collateral to repayment of the Loan.

    2.6 SECURITY FOR OBLIGATIONS. Without limiting the generality of any other provision of this Agreement, Borrower acknowledges and agrees that the security interest in the Mortgaged Property pursuant to this Agreement shall secure payment and performance of the Note and the Other Note, if any, whether such note is held by Lender or any successor or assign thereof.

    3.  PARTICULAR COVENANTS OF BORROWER.

    Borrower covenants and agrees with Lender, and represents and warrants to Lender, as follows:

    3.1 WARRANTY AND COVENANT OF TITLE. At the time of the execution and delivery of this instrument, Borrower owns the Mortgaged Property subject to no lien, charge, encumbrance, option, title retention agreement or security interest, except Permitted Liens, and has full power and authority to grant, bargain, sell, transfer, convey and mortgage, and give a security interest in, the Mortgaged Property in the manner and form as set forth in this Agreement. Borrower is and shall remain the legal owner, free and clear of all mortgages, security interests, liens, charges, encumbrances, title retention agreements, and options (except for Permitted Liens) of the Mortgaged Property.

    3.2 ADVERSE Claims. Borrower hereby does and will forever warrant and defend the title to and possession of the Mortgaged Property against the claims and demands of all persons whomsoever (except claims and demands under the Permitted Liens) and at all times keep the Lien and security interest granted herein with respect to the Mortgaged Property, at Borrower's expense, a duly perfected first priority security interest in and Lien upon the Mortgaged Property as constituted from time to time, superior to the rights of all Third parties (except for Permitted Liens) to the fullest extent permitted by applicable law, and shall take all actions (including obtaining any authorization, approval, license, or consent of any competent governmental or judicial authority) and make all filings (including, without limitation, filings with the Aircraft Registry maintained by the FAA), which Lender may deem necessary or appropriate in order to obtain the full benefits of this Agreement and all rights and powers granted or to be granted herein, or in order to preserve, protect and perfect the Lien of Lender in the Mortgaged Property.

    3.3 RECORDING. Borrower will bear the expense of and be responsible for recording and re-recording, registering and re-registering and filing and re-filing this Agreement and each and every Supplemental Agreement, and such other financing statements or other instruments from time to time as may be requested by Lender in all such jurisdictions and offices as Lender shall from time to time require in order that (a) the Lien hereof remains at all times a first priority lien on the Mortgaged Property, subject only to Permitted Liens, as security for the Obligations, and (b) the rights and remedies of Lender with respect to the Mortgaged Property and the Loan Documents may be established, confirmed, maintained and protected. Borrower will furnish to Lender evidence satisfactory to Lender of every such recording, registering and filing which is not filed, recorded or registered by Lender. Borrower hereby appoints Lender as its irrevocable attorney-in-fact (said agency being coupled with an interest and therefore irrevocable) to take all such action and execute all such documents in Lender's own name or in the name of Borrower that is necessary to carry out the purposes of this Section. Borrower agrees that it shall confirm to Lender, in writing, not less frequently than every ninety days, the location of the Mortgaged Property.

    3.4 MAINTENANCE OF AUTHORIZATIONS: PAYMENT OF TAXES. The Lien of Lender upon the Mortgaged Property will at all times remain a first priority purchase money security interest upon the Mortgaged Property as from time to time constituted and Borrower will obtain and maintain, or cause to be obtained or maintained, in full force and effect, any authorization, approval, license, or consent of any governmental or judicial authority, which may be or become necessary in order to permit the operation and use of the Mortgaged Property or in order to obtain the full benefits of this Agreement and all rights and remedies granted or to be granted herein, and will not create or suffer to exist any Lien upon the Mortgaged Property or any part thereof or upon the income therefrom other than Permitted Liens. Borrower will from time to time pay or cause to be paid as they become due and payable all taxes, assessments and governmental charges lawfully levied or assessed or imposed upon the Lien of Lender on the Mortgaged Property so that the Lien of this Agreement shall at all times be wholly preserved at the cost of Borrower and without expense to Lender; and Borrower will not suffer any other matter or thing whatsoever whereby the Lien of or security interest created by this Agreement might be impaired (except for Permitted Liens).

    3.5 INDEMNIFICATION. Borrower shall assume liability for and indemnify, protect, save, and keep harmless Lender, its officers, directors, agents, and employees for, from and against any and all liabilities, losses, damages, taxes, claims, actions, suits, reasonable costs and expenses of whatsoever kind, including, without limitation, reasonable legal fees and disbursements and reasonable expert witness fees, imposed on, incurred by, or asserted against Lender, its officers, directors, agents and employees in any way relating to or arising out of the purchase, ownership, delivery, possession, use, operation, condition, performance, quality, suitability, airworthiness, maintenance, registration, loss, confiscation, seizure, requisition, lease, sale, or other disposition of the Mortgaged Property or any part thereof, or this Agreement or any other Loan Document or any of the instruments or agreements to be entered into by the parties pursuant hereto or thereto, PROVIDED, that the indemnity obligation of Borrower hereunder shall not apply to (a) taxes which are assessed against Lender based on the gross income of Lender or (b) taxes which are payable by Lender in the nature of franchise taxes.

    3.6 MAINTENANCE OF MORTGAGE PROPERTY. Borrower shall at all times maintain, preserve and keep, or cause to be maintained, preserved and kept, at no cost or expense to Lender, all of the Mortgaged Property as from time to time constituted and every part thereof in good order and repair (ordinary wear and tear excepted), in accordance with FAR Part 121 airline standards in conformity with FAA regulations, and shall comply with all mandatory manufacturer's service bulletins, notices and directives with respect to the Mortgaged Property or will cause such Mortgaged Property to be so maintained, preserved and kept, without cost or expense under this Agreement to Lender. Borrower will from time to time make, or cause to be made, all needed and proper repairs to the Mortgaged Property in order to comply with such standards at a Maintenance Repair Station approved by the FAA, and obtain and maintain in full force and effect and in good order all licenses, permits, certificates, registrations or other documents required by any insurance policy or any governmental authority having jurisdiction regarding the Mortgaged Property. Borrower will replace or will cause to be replaced, without expense to Lender, all or any part of the Mortgaged Property (including, without limitation, any Engine, but excluding the entire Aircraft under circumstances constituting an Event of Loss with respect to the Aircraft) that may be retired (whether by sale, expropriation, wearing out, loss or destruction or other cause), or may be in any way rendered unfit for use, with replacement property of comparable grade, quality and utility, which replacement property shall be in the same or better serviceable condition by standards of the FAA as the unit so retired or rendered unfit for use assuming such replaced property was maintained in accordance with the provisions hereof and will, with respect to replacement engines, execute and deliver to Lender a Supplemental Agreement and such other documents as may be necessary to accord Lender a first priority Lien under this Agreement with respect thereto (subject to Permitted Liens) and to subject such replacement property to the Lien of this Agreement as Mortgaged Property. Borrower shall, at any time and from time to time, at Lender's request, promptly furnish to Lender information as to the maintenance status of the Aircraft in such derail as Lender shall reasonably require. Notwithstanding the foregoing, Lender agrees that compliance by the Lessee with the maintenance provisions of the Lease as in effect on the Closing Date (or as amended, provided such amendment is consented to by Lender) shall constitute compliance by Borrower with the provisions of this Section 3.6 and any other provision of this Agreement with respect to the maintenance of the Mortgaged Property.

    3.7 COMPLIANCE WITH LAWS AND THE LIKE. Borrower will at all times comply or cause compliance with all lawful laws, orders, rules and regulations of governmental authorities having jurisdiction with respect to any part of the Mortgaged Property the noncompliance with which would have a materially adverse effect on the condition of any Mortgaged Property, the business of Borrower or the perfection or priority of this Agreement, the Lien of Lender on the Mortgaged Property or any of Lender's rights or remedies under any Loan Document. Borrower will forthwith advise Lender of the receipt by Borrower of any notice from the FAA as to any violation of or failure to comply with or any order, rule or regulation thereof.

    3.8 MAINTENANCE OF INSURANCE. Borrower shall at all times procure and maintain, or cause to be procured and maintained, on the Mortgaged Property, without liability and at no cost to Lender, policies of insurance in such form, of such type and with insurers satisfactory to Lender. All proceeds of insurance paid to Lender shall be held and paid over or applied by Lender as provided herein. Notwithstanding the foregoing, Lender agrees that compliance by the Lessee with the insurance provisions of the Lease as in effect on the Closing Date (or as amended, provided such amendment is consented to by Lender) shall constitute compliance by Borrower with the provisions of this
Section 3.6 and any other provision of this Agreement with respect to the insurance of the Mortgaged Property.

    3.9 INSPECTION BY LENDER; INFORMATION. Borrower will at all times maintain or cause to be maintained records adequate to identify the Mortgaged Property and to disclose its use, maintenance, condition and the income generated to Borrower through the use thereof. Borrower shall, at any time and from time to time, provide Lender with all information available to Borrower regarding the location of the Mortgaged Property. Borrower shall permit Lender or any representative designated by Lender: (a) to inspect the books of account, records, reports and other papers of Borrower related to the Mortgaged Property and to take copies and extracts therefrom, and Borrower will afford and procure the opportunity to make any such inspection and will furnish Lender with any and all such other information and copies of documents and print-outs of data related to the Mortgaged Property stored on any electronic or data processing medium under the control of Borrower as Lender may request, with respect to any Mortgaged Property and the financial records of Borrower related to the Mortgaged Property, and Borrower will permit Lender to discuss any of the foregoing with any officer or accountant of Borrower, or either of them, all at such times and as often as may be requested by Lender; and (b) to inspect the Mortgaged Property, upon Lender's request, once every 12 months during the period during which the Loan remains outstanding and unpaid, and to inspect and appraise the Mortgaged Property, upon Lender's request, at any time and from time to time, after the occurrence of an Event of Default, or whenever there has been, in Lender's reasonable judgment, a material, adverse change in the condition of the Mortgaged Property or in the financial condition of Borrower. All such inspections and appraisals as are permitted in clauses (a) and (b) of the previous sentence shall be at the reasonable cost and expense of Lender and shall be conducted by an employee or other appointed representative or agent of Lender; PROVIDED, that from and during the continuation of an Event of Default, such inspections and appraisals shall be at the reasonable cost and expense of Borrower. Lender may in its discretion require, and Borrower shall permit, the Mortgaged Property to be inspected and appraised by an appraiser selected by Lender at any time, at Lender's sole cost and expense. Notwithstanding the foregoing, Lender agrees that compliance by the Lessee with the records-keeping provisions of the Lease as in effect on the Closing Date (or as amended, provided such amendment is consented to by Lender) shall constitute compliance by Borrower with the provisions of this Section 3.9 and any other provisions of this Agreement with respect to the maintaining of records concerning the Mortgaged Property.

    3.10 CITIZENSHIP. Borrower is as of the date hereof and will at all times until the Loan is repaid remain a "citizen of the United States" as defined in 49 U.S.C. section 40102(a)(15).

    3.11 INSIGNIA. Forthwith following the request of Lender therefor, Borrower will plainly, distinctly and conspicuously place and maintain in the cockpit of the Aircraft and on each Engine, a place, insignia or ocher identification bearing the following words in letters of a size reasonable under the circumstances and acceptable to Lender as follows:

      THIS AIRCRAFT IS OWNED BY FIRST SECURITY BANK,
NATIONAL ASSOCIATION, AS OWNER TRUSTEE FOR THE BENEFIT OF
DIAMOND HEAD ASSOCIATES LLC, A DELAWARE LIMITED LIABILITY COMPANY,
 AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF
    FINOVA CAPITAL CORPORATION, A DELAWARE CORPORATION

    3.12 OPERATION LOCATION OF MORTGAGED PROPERTY. Borrower shall not operate the Aircraft or suffer the Aircraft to be operated in violation of any provision of any insurance policy in effect with respect to the Aircraft or in any jurisdiction where all of the insurance required hereunder shall nor remain in full force and effect or in violation of any law, treaty, statute, rule, airworthiness directive, regulation or order of any government or governmental authority (domestic or foreign) having or asserting jurisdiction over Lender or the Mortgaged Property or in violation of any applicable airworthiness certificate, license or registration relating to the Mortgaged Property issued by any such government or governmental authority. Notwithstanding the foregoing, Lender agrees that compliance by the lessee with the provisions of the Lease as in effect on the Closing Date (or as amended, provided such amendment is consented to by Lender) concerning the use and operation of the Mortgaged Property shall constitute compliance by Borrower with the provisions of this Section 3.12 and any other provision of this Agreement concerning the use and operation of the Mortgaged Property.

    3.13 NO SALE; ALTERATION OR MODIFICATION. (a) Borrower shall not make or cause to be made or cause or permit another to make any change or alteration in any registration, filing, or recordation of any of the Mortgaged Property from the registration, filing, or recordation required by this Agreement, or consent to the Mortgaged Property being operated by pilots other than those currently certified by the appropriate governmental authorities,

    (b) Except to the extent expressly provided in this Section 3.13, Borrower shall not sell, lease, convey, transfer or encumber (other than Permitted Liens) or otherwise dispose of all or any part of the Mortgaged Property or cause or permit another to do any of the foregoing with respect to any of the Mortgaged Property, and shall not (except to the extent required pursuant to Section 3.6 hereof) modify or cause or permit any modification to any of the Mortgaged Property.

    (c) Notwithstanding anything to the contrary in this Agreement, so long as no Event of Default shall have occurred and be continuing, Borrower may:

        (i) deliver possession of any of the Mortgaged Property to the manufacturer thereof or another maintenance facility for testing, service, repair, maintenance or overhaul work thereon or on any part thereof, or for alterations and modifications in or additions thereto to the extent required or permitted by this Agreement;

        (ii) enter into and carry our any charter, wet-lease or other agreement with respect to the Mortgaged Property on terms whereby the Mortgaged Property will at all times be operated by an air crew employed by and subject to the operational control of Borrower; PROVIDED, that any such charter, wet-lease or other agreement shall be subordinate in all respects to this Agreement; and

        (iii) subject any Engine To normal interchange or pooling agreements or arrangements customary in the airline industry applicable to similar engines operated by Borrower and entered into by Borrower in the ordinary course of its business; provided, that no such agreement or arrangement contemplates or requires the transfer of title to such Engine and if Lender's interest in any such Engine shall be divested, under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and Borrower shall replace such Engine as soon as reasonably possible by duly executing a Supplemental Agreement with respect to a replacement engine thereby causing same to become subject to this Agreement as a replacement for such Engine, which replacement engine shall be free and clear of all Liens other than Permitted Liens, and shall be the same model as the Engines and shall have a value and utility at least equal to, and be in at least as good operating condition as the Engine which is being replaced, assuming the Engine being replaced was in the condition and repair required by the terms hereof. Such replacement Engine shall be deemed an "Engine" hereunder upon the filing with the FAA of the Supplemental Agreement with respect thereto, whereupon Lender shall release its security interest pursuant to this Agreement in the replaced engine.

    4.  EVENTS OF DEFAULT; REMEDIES.

    4.1 EVENTS OF DEFAULT. The occurrence of any of the following shall Constitute an Event of Default hereunder:

        (a) Failure of Borrower to pay when due and payable any principal of or interest on or other sum with respect to the Loan, the Note, the Other Note, if any, or other sums which may become due hereunder or under any Loan Document, whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise, and such sum is not fully paid within five (5) Banking Days after the due date thereof;

        (b) (i) Any failure by Borrower to perform or cause to be performed its obligations as set forth in this Agreement concerning (X) the preparation or recordation of any document or instrument required by Lender for the maintenance or perfection of any lien on the Mortgaged Property, or (Y) maintenance of any part of the Mortgaged Property, within live (5) Banking Days after notice thereof from Lender, (ii) any lapse of, or failure to maintain, insurance coverage on the Mortgaged Property required to be maintained under this Agreement, or (iii) any failure by Borrower to fulfill any other covenant or to perform any other obligation on its part to be performed under any Loan Document to which it is a party and such failure is not cured within thirty (30) days after the earlier of actual knowledge thereof on the part of Borrower or receipt of notice thereof by Borrower; PROVIDED, however, that if such failure is capable of being cured and cannot with diligence be cured within thirty (30) days, then such failure shall not constitute an Event of Default so long as Borrower is in good faith taking all steps necessary, in the reasonable opinion of Lender, to diligently cure such failure and such failure is cured within sixty (60) days of such failure;

        (c) If any representation or warranty made by Borrower in this Agreement, or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and Borrower fails to do that which shall be necessary in order that said representation or warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof on the part of borrower or of receipt of notice thereof by Borrower; or

        (d) Any Event of Default under, and as defined in, any one or more of the Loan Documents shall occur.

    4.2 REMEDIES. Upon the occurrence and continuance of any Event of Default, Lender may, in its sole discretion, do one, several, or all of the following:

        (a) exercise all the rights and remedies granted to secured parties by the provisions of the Arizona Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the same form in the jurisdiction where Lender's rights and remedies are asserted) or under the provisions of any applicable law;

        (b) accelerate the entire principal balance then due and owing under the Loan Agreement, the Note and the Other Note (or either of them), this Agreement and the other Loan Documents, whereupon all such amounts, accrued interest thereon, and all other amounts comprising the Obligations shall become immediately due and payable;

        (c) enforce the rights of Borrower with respect to the Mortgaged Property, and institute legal proceedings to foreclose upon and against the security interest granted in and by this Agreement and to recover judgment for all amounts then due and comprising the Obligations;

        (d) institute legal proceedings for the specific performance of any covenant or agreement herein contained or in the Loan Agreement or in aid of the execution of any power herein granted and Lender shall be entitled as of right to the appointment of a receiver of all or any part of the Mortgaged Property;

        (e) institute legal proceedings for the sale or otherwise for the enforcement of any right, under the judgment of any court of competent jurisdiction, of or concerning any of the Mortgaged Property;

        (f) personally, or by agents or attorneys, take possession of all or any part of the Mortgaged Property and demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Mortgaged Property or any sum payable in connection therewith; and

        (g) to the extent permitted by law, enter any place where the Mortgaged Property may be found or where Lender reasonably believes some or all thereof may be kept and personally, or by agents or attorneys, take possession of any part or all of the Mortgaged Property without being responsible for loss or damage caused thereby, and sell or dispose of all or any part of the same, free from any and all claims of Borrower or of any other party claiming by, through, or under Borrower, at law or in equity, at one or more public or private sales on such terms as Lender may fix, with or without any previous demand upon Borrower or advertisement of any such sale or other disposal.

Except as otherwise expressly herein provided to the contrary, any notice or demand and right of equity of redemption otherwise required by or available to Borrower under applicable law is hereby waived by Borrower to the fullest extent permitted by applicable law,

    4.3 WAIVER OF BONDS. If Lender seeks to take possession of any or all of the Mortgaged Property or avail itself of any provisional remedy by court process, Borrower hereby irrevocably waives any bonds and any surety or security required by any statute, court rule or otherwise as an incident to such possession or remedy, and waives any demand for possession of Mortgaged Property prior to the commencement of any suit or action to recover same.

    4.4 MULTIPLE SALES. The power of sale hereunder shall not be exhausted by one or more sales, and Lender may from time to time adjourn any sale to be made pursuant hereto. The Mortgaged Property need not be present at the time and place of sale.

    4.5 DELIVERY OF MORTGAGED PROPERTY. If Lender shall demand possession of the Mortgaged Property or any part thereof pursuant to this Agreement, or any records, including print-outs of data stored on any electronic or data processing medium, relating to the Mortgaged Property, Borrower shall, at its own expense, forthwith cause such Mortgaged Property or any part thereof or any such records designated by Lender to be assembled and made available and/or delivered to Lender at any place reasonably designated by Lender; PROVIDED, that such assembly or delivery by Borrower is not in breach of its obligations under the Lease, including, but not limited to, its obligation to grant Lessee quiet enjoyment of the Mortgaged Property to the extent expressly provided in the Lease as in effect on the Closing Date (or as amended, provided such amendment is consented to by Lender).

    4.6 NOTICES. In addition to any other notices required by law, Lender shall give to Borrower at least twenty (20) days prior written notice of each public sale or any date after which a private sale or other intended disposition of any Mortgaged Property hereunder shall occur, and Borrower hereby covenants and agrees that a notice, which shall be sent in accordance with the provisions of Section 6.1 hereof, at least twenty (20) days before the date of any such act shall be deemed to be commercially reasonable notice for such act within the meaning of Section 9-504 of the Uniform Commercial Code and, specifically, reasonable notification of the time and place of any public sale hereunder and reasonable notification of the time after which any private sale or other intended disposition to be made hereunder is to be made.

    4.7 LENDER'S RIGHT TO REPAIR AND MANAGE MORTGAGED PROPERTY. In the event that Lender shall take or come into possession of any of the Mortgaged Property, Lender may, but shall have no obligation to, from time to time, at the expense of Borrower, make all such repairs, replacements, alterations, additions and improvements to and of the Mortgaged Property as Lender may reasonably deem proper to protect its interests hereunder. In each such case, Lender shall have the right to manage and control the Mortgaged Property and to carry on the business and to exercise all rights and powers of Borrower in respect thereof as Lender shall deem appropriate, including the right to enter into any and all such agreements with respect to the leasing and/or operation of the Mortgaged Property or any part thereof as Lender may see fit; and Lender shall be entitled to collect and receive all rents, issues, profits, revenues and other income of the same and every part thereof. Such rents, issues, profits, revenues and other income shall be applied to pay the expenses of holding and operating the Mortgaged Property and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which Lender may be required or may elect to make, if any, for taxes, assessments, insurance and other proper charges upon the Mortgaged Property or any part thereof, and all other payments which Lender may be required or authorized to make under any provision of this Agreement. The remainder of such rents, issues, profits, revenues and other income shall be applied only in accordance with Section 4.9 hereof.

    4.8 DELIVERY TO PURCHASER. Upon the completion of any sale of any of the Mortgaged Property under this Article, Borrower shall deliver all of the property so sold to the purchaser or purchasers at such sale on the date of sale, or within a reasonable time thereafter if it shall be impractical to make immediate delivery, but in any event full title and right of possession to such property shall pass to such purchaser or purchasers forthwith upon the completion of such sale. Nevertheless, if so requested by Lender or by any purchaser, Borrower shall confirm any such sale or transfer by executing and delivering to such purchaser all proper instruments of conveyance and transfer and releases as may be designated in any such request. Subject to the rights of Lessee, to the extent that they exist, every such sale of Mortgaged Property shall operate to divest all right, title, interest, claim and demand whatsoever of Borrower and any person claiming such interest by, through or under Borrower, in and to the property so sold, and shall be a perpetual bar, both at law and in equity, against Borrower and all such persons and their respective successors or assigns.

    4.9 APPLICATION OF PROCEEDS. The proceeds of any sale, rental or other use of the Mortgaged Property, or any part thereof, under this Article, together with any other sums then held by Lender, as Part Of the Mortgaged Property, shall be applied as follows:

         (a) First, to the payment of the costs and expenses of such sale, including reasonable brokers' fees or sales commissions, a reasonable compensation to Lender's agents, attorneys and counsel and all other reasonable charges, expenses, liabilities and advances incurred or made by Lender in connection therewith, and to the payment of all taxes, assessments or Liens for which Borrower is liable to indemnify Lender, if any, prior to the Lien of this Agreement, except any taxes, assessments or Liens subject to which such sale shall have been made;

         (b) Second, to the payment of amounts due under the Loan Agreement and the balance of the Obligations; and

         (c) Third, the surplus, if any, shall be paid to Borrower or such other person as may be legally entitled thereto.

    4.10 LENDER MAY PURCHASE. At any public sale under this Article, Lender or its nominee may, to the extent permitted by applicable law, bid for and purchase the Mortgaged Property offered for sale, and, upon compliance with the terms of sale, may hold, retain and dispose of such Mortgaged Property without further accountability therefor. Lender need not be present at such sale in order to make such bid. For the purpose of making payment for the Mortgaged Property or any part thereof so purchased, claim for payment of the Obligations, or any part thereof, may be used by Lender as a credit against the purchase price therefor.

    4.11 RIGHT TO POSSESSION. Borrower hereby waives, to the fullest extent permitted by applicable law, the benefit of any law or procedure under the federal Bankruptcy Code (or any comparable or succeeding law) which might limit or impair the right of Lender to take possession of and sell or operate and manage the Mortgaged Property in compliance with the provisions of this Agreement.

    4.12 REMEDIES CUMULATIVE. Each right, power, and remedy specifically given to Lender herein, or otherwise existing shall be cumulative and shall be in addition to every other right, power, and remedy specifically given herein, or in the Loan Agreement or any of the other Loan Documents or now or hereafter existing at law, in equity, or otherwise; and each right, power and remedy, whether specifically given under the Loan Agreement or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by Lender; and the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay of omission by Lender in the exercise of any right or power, or in the pursuance of any remedy, shall impair any such right, power, or remedy or be construed to be a waiver of any Default or Event of Default or to be an acquiescence therein. No waiver by Lender of any breach or Default or Event of Default by Borrower under this Agreement shall be deemed a waiver of any other previous breach or default or any thereafter occurring. The invalidity of any remedy in any jurisdiction shall not invalidate such remedy in any other jurisdiction. The invalidity or unenforceability of any of the remedies herein provided in any jurisdiction shall not in any way affect the right to the enforcement in such jurisdiction or elsewhere of any of the other remedies herein provided.

    4.13 CERTAIN WAIVERS. Borrower agrees, to the full extent that it may lawfully so agree, that neither it nor anyone claiming through or under it will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force in any locality where any Mortgaged Property may be situated in order to prevent, hinder or delay the enforcement or foreclosure of this Agreement, or the absolute sale of the Mortgaged Property or any part thereof; or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Borrower, for itself and all who may at any time claim through or under it, hereby waives, to the full extent that it may be lawful so to do, the benefit of all such laws, and any and all right to have any of the properties or assets comprising the Mortgaged Property marshaled upon any such sale, and agrees that Lender or any court having jurisdiction to foreclose the Lien hereof may sell the Mortgaged Property as an entirety or in such parcels as Lender may determine.

    4.14 LENDER'S RIGHT TO PERFORM; EXPENSES. At any time and from time to time after an Event of Default has occurred, if Borrower fails to perform or fulfill any of its undertakings or obligations contained herein, including, without limitation, the obligation to maintain insurance with respect to the Mortgaged Property as herein provided, Lender shall have the right, but shall not be obligated: (a) to effect such performance or compliance and (b) to incur such expenses relative thereto or to the enforcement of Lender's rights as against, or the preservation, protection, reconditioning, storage or sale of, the Mortgaged Property including, but without limitation, such sums as are referred to in Sections 4.7 and 4.9(a) hereof. The amount of any such expenses and other reasonable costs of Lender incurred as hereinabove provided shall become payable by Borrower to Lender as of the date on which Lender shall pay the same, together with interest thereon from said date of payment at the Default Rate, until the same shall be repaid.

    4.15 ADVANCES ARE SECURED. All costs and expenses referred to in Section
4.14 shalt become part of the Obligations and shall become part of the indebtedness secured under this Agreement. Subject to the rights of Lessee, if any, to the use, possession and enjoyment of the Aircraft, Lender shall have the right (but shall not be obligated) to use and apply any Cash Collateral at any time held by it for the repayment of all such advances, costs or expenses. However, no such use of any Cash Collateral, nor the making by Lender of any advance in payment of any such expense, shall relieve Borrower from any Default or Event of Default hereunder.

    4.16 AGENCY. Borrower hereby appoints Lender, such appointment being immediately and without further notice or action effective upon the occurrence of an Event of Default, as Borrower's irrevocable attorney-in-fact and agent (such appointment being coupled with an interest) either in Lender's own name or in the name of Borrower, to (a) incur and to pay the costs and expenses aforesaid; (4) make claim for, collect, compromise and bring suit in respect Of all claims relating to the Mortgaged Property; (c) execute and endorse all documents, checks or drafts received in payment of any and all such expenses or any losses or damages under any insurance policies maintained with respect to any Mortgaged Property; (d) execute financing statements in Borrower's name as debtor; and (e) take any action which Borrower could take as owner of the Mortgaged Property in order to facilitate the realization by Lender of any of its rights and remedies herein provided.

    5.  RELEASE UPON SATISFACTION OF OBLIGATIONS.

    Following payment in full and satisfaction of the Obligations, this Agreement and the Lien, rights and interests hereby granted shall cease, terminate and become null and void, and, upon Borrower's written request therefor, Lender shall execute and deliver to Borrower such instruments of satisfaction and discharge of this Agreement, and the Lien hereof, as may be reasonably requested by Borrower, and pay and deliver all monies and other personal property then held as collateral security (but excluding any monies received by Lender in payment of the Obligations) by Lender hereunder. All such instruments and documents of release or discharge shall be prepared and filed at the sole cost and expense of Borrower and shall be reasonably satisfactory in form and substance to Lender.

    6.  MISCELLANEOUS.

    6.1 NOTICES. Except as otherwise specifically provided to the contrary herein:

    (a) Every notice or demand under this Agreement shall be in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service.

    (b) Every notice or demand shall be sent, in the case of overnight courier or registered mail, to Lender or to Borrower, at the following addresses, or to such other address as Borrower or Lender may designate for itself by notice to the other conforming to the requirements for notice set forth, in this Section;

If to Borrower:       First Security Bank, National Association
                      79 South Main Street
                      Salt Lake City, Utah 84111
                      Attention: Corporate Trust Department

and

                      Diamond Head Associates LLC
                      c/o NSJ Corporation
                      9025 Boggy Creek Road, Unit 9
                      Orlando, Florida 32824
                      Attention: Manager
with a copy to:
                      Richard C. Giles, Esq.
                      37 Richard Drive
                      Short Hills, New Jersey 07078

If to Lender:         FINOVA Capital Corporation
                      1850 North Central Avenue
                      12th Floor
                      Phoenix, Arizona 85077
                      Attention: Vice President-Law

and

                      FINOVA Capital Corporation
                      1850 North Central Avenue
                      12th Floor
                      Phoenix, Arizona 85077
                      Attention: Vice President-Operations
                                 Management/Transportation
                                 Finance

    (c) Every notice or demand shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address set out in paragraph (b) of this Section 6.

    (d) A copy of all notices sent to Lender shall be sent to Herriot, Coti & Sugrue, 3200 North Central Avenue, Suite 1910, Phoenix, Arizona 85012,
Attention: Mark R. Herriot, Esq.

    6.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Agreement.

6.3 APPLICABLE LAW. THE OBLIGATIONS OF BORROWER HEREUNDER ARE TO BE PERFORMED IN; AND THIS AGREEMENT IS EXECUTED, DELIVERED AND ACCEPTED IN, AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS
AND DECISIONS OF THE STATE OF ARIZONA, AND BY EXECUTION HEREOF BORROWER AND LENDER EACH AGREES THAT SUCH LAWS AND DECISIONS OF THE STATE OF ARIZONA SHALL GOVERN THIS AGREEMENT NOTWITHSTANDING THE FACT THAT THERE MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY.

6.4 JURISDICTION AND VENUE. BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER, AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT HERETO. BORROWER WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THEN BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

    6.5 CONSTRUCTION; CAPTIONS AND PARAGRAPH HEADINGS. If any provision of this Agreement or of any other agreement between the parties hereto shall be held invalid or inapplicable to any circumstance or in any jurisdiction, such invalidity or inapplicability shall not affect any other provision hereof or of any other agreement between the parties hereto which can be given effect without regard to the invalid provision, nor to the same provision to the extent valid or enforceable in any other applicable jurisdiction, nor shall any such inapplicability to any circumstance affect the applicability of such terms to any other or different or subsequent circumstance, all of of such terms, conditions or provisions are deemed severable. Captions and paragraph headings used herein are for convenience only and are not part of this Agreement and shall not be used in construing it.

    6.6 WAIVER OF RIGHT TO JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, BORROWER AND LENDER AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

    6.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the successors and assigns of Borrower and shall inure to the benefit of the successors, assigns and participants of Lender.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, Borrower and Lender have caused this instrument to be duly executed as of the day and year above written.

                                LENDER:
                                FINOVA CAPITAL CORPORATION, a Delaware
                                corporation

                                BY: /s/      ILLEGIBLE
                                    -------------------------
                                ITS:       VICE PRESIDENT

                                BORROWER:
                                FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner Trustee for the benefit of DIAMOND HEAD ASSOCIATES LLC, a Delaware Limited Liability Company

                                BY:
                                      -------------------------
                                ITS:

    IN WITNESS WHEREOF, Borrower and Lender have caused this instrument to be duly executed as of the day and year first above written.

                                LENDER:
                                FINOVA CAPITAL CORPORATION, a Delaware
                                Corporation

                                BY:
                                     -------------------------
                                ITS:

                                BORROWER:
                                FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee for the benefit of DIAMOND HEAD ASSOCIATES LLC, a Delaware limited liability company

                                BY: /s/      ILLEGIBLE
                                    -------------------------
                                ITS:       VICE PRESIDENT

                                   EXHIBIT A

                                     to

                FIRST PRIORITY PURCHASE MONEY AIRCRAFT CHATTEL
                         MORTGAGE AND SECURITY AGREEMENT

_______________________________________________________________________________

                          FORM OF SUPPLEMENTAL AGREEMENT

_______________________________________________________________________________

           THIS SUPPLEMENTAL AGREEMENT ("Agreement"), dated as of______________,19__ by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee ("Borrower"), as mortgagor, and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), as mortgagee,

                                   WITNESSETH:

         WHEREAS, Borrower has heretofore executed and delivered to Lender a First Priority Purchase Money Aircraft Chattel Mortgage and Security Agreement dated as of October 8, 1996 (hereinafter, as at any time supplemented or amended, called the "Original Mortgage", terms defined therein, unless otherwise defined herein, being used herein as therein defined), covering certain Mortgaged Property of Borrower, to secure the Obligations, as defined in the Original Mortgage; and

         WHEREAS, the Original Mortgage was recorded by the Federal Aviation Administration on______________, 1996 and assigned Conveyance Number___________ _; and

         WHEREAS, Borrower is the legal and beneficial owner, free and clear of all mortgages, security interests, Liens, charges and encumbrances, other than the Lien of the Original Mortgage and Liens permitted by the Original Mortgage, of the flight equipment hereinbelow described, and desires to execute and deliver this Supplemental Agreement,

         NOW, THEREFORE, to secure the payment of all of the "Obligations" (as such term is defined in the Original Mortgage, as at any time amended or supplemented), and under any other Loan Document, and the performance of the covenants in the Original Mortgage contained and for the purpose of specifically subjecting such property to, and of confirming, the Lien of the Original Mortgage, Borrower does hereby grant, bargain, sell, transfer, convey and mortgage unto Lender, its successors and assigns, and grants to Lender a security interest in, the following described property, to wit:

          (a)  [number of airframes] airframe[s], identified as follows:

               MANUFACTURER:        ___________________
               FAA REGISTRATION
               NUMBER:              ___________________
               MANUFACTURER'S
               MODEL NUMBER:        ___________________

               MANUFACTURER'S
               SERIAL NUMBER:       ___________________

     together with all appliances, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said airframe (the "Airframe");

          (b) [number of engines] [manufacturer] [model number] engines, each such engine having 750 or more rated take-off horsepower or the equivalent thereof, identified by the following manufacturer's serial numbers:

                           ________________________
                           ________________________


     together with all appliances, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said engines (any one of the foregoing, an "Engine" and, all of the foregoing, collectively, the "Engines");

          (c) all warranties, service contracts and product agreements of any manufacturer of, or of any maintenance or overhaul agency with respect to, the Mortgaged Property, or any subcontractor or supplier or vendor thereof, and any and all rights of Borrower to compel performance of the terms of such warranties, service contracts and product agreements in respect of any of the Mortgaged Property;

          (d) all substitutions, replacements, products, proceeds (including, but not limited to, insurance proceeds) and renewals of, and all accessions to, all property subjected or required to be subjected to the Lien hereof and all property which shall hereafter become physically attached to or incorporated in all property subjected or required to be subjected to the Lien hereof, in each case whether the same are now owned by Borrower or shall hereafter be acquired by it;

          (e) all records, logs, manuals and documents or other materials of any kind relating to the condition, use, location, maintenance of or repairs or overhauls to all or any part of the Mortgaged Property; and

          (f) all right, title and interest of Borrower in, to and under any purchase agreement whereby Borrower acquired any of the foregoing, including, without limitation, Borrower's right, title and interest in and to all warranties thereunder, all monies due and to become due Borrower thereunder (however, Lender assumes none of Borrower's obligations thereunder) and Borrower's right to compel performance of the seller's obligations thereunder.

     TO HAVE AND TO HOLD all and singular the property aforesaid unto Lender, its successors and assigns, as security as aforesaid and for the uses and purposes and subject to the covenants, agreements, provisions and conditions set forth in the Original Mortgage.

     This Agreement shall be construed as supplemental to the Original Mortgage and shall form a part thereof, and the Original Mortgage and each Supplemental Agreement heretofore executed and delivered, which are hereby, by reference, incorporated herein, are hereby ratified, approved and confirmed.

     This Agreement may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same Supplemental Agreement,

     This Agreement is intended to be and shall be deemed to be delivered by Borrower to Lender and accepted by Lender in Phoenix, Arizona, and shall be subject to and construed in accordance with the laws of the State of Arizona.

     This Agreement shall be effective on the date hereof.

     IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                            LENDER:
                            FINOVA CAPITAL CORPORATION, a Delaware corporation

                            BY: ______________________________________________
                            ITS:______________________________________________

                            BORROWER:
                            FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee for the benefit of DIAMOND HEAD ASSOCIATES LLC, a Delaware limited liability company

                            BY: _______________________________________________
                            ITS:______________________________________________

                            ASSIGNMENT OF LEASE
                                  (N818AL)

     THIS ASSIGNMENT OF LEASE (hereinafter referred to as the "Agreement"), dated as of October 9th, 1996 by and between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner-Trustee ("Lessor"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"),

                                WITNESSETH:

     WHEREAS, pursuant to that certain Aircraft Lease Agreement dated as of even date herewith (the "Lease"), between Lessor, as lessor, and Aloha Airlines, Inc., a Hawaii corporation, as lessee ("Lessee"), Lessor has agreed to lease to Lessee, among other things, one Boeing model 737-230 aircraft, together with two Pratt & Whitney model JT8D-15 jet aircraft engines installed thereon, more particularly described in EXHIBIT A attached hereto (the "Flight Equipment"); and

     WHEREAS, Lessor has obtained or will obtain financing from Lender in order to finance the acquisition of the Flight Equipment; and

     WHEREAS, in order to secure the performance by Lessor and Diamond Head Associates LLC, a Delaware limited liability company ("Diamond Head") of their joint and several obligations under that certain Secured Loan Agreement dated as of August 13, 1996 by and among Lessor and Diamond Head (collectively "Borrowers"), as borrowers, and Lender, as lender (the "Loan Agreement") as the same may hereafter be amended, restated or otherwise modified, and the other Loan Documents (as defined in the Loan Agreement), Lessor has agreed to, among other things, assign to Lender all of Lessor's right, title and interest (but none of its obligations) in and to the Lease, including, but not limited to, all amounts payable by Lessee to Lessor under the Lease (subject, however, to the express provisions of the Loan Agreement setting forth Lender's obligation, under certain circumstances, to remit to Diamond Head a portion of certain rental payments under the Lease following receipt of such payments by Lender),

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lender hereby agree as follows:

     1.  DEFINITIONS AND CONSTRUCTION.

     1.1 DEFINITIONS. In this agreement, terms and expressions defined in the foregoing recitals shall have effect as therein defined, and the following terms and expressions shall have the meanings ascribed to such terms below,

          "AGREEMENT" shall mean this agreement as from time to time amended and supplemented in accordance with the terms hereof.

          "AIRCRAFT" shall mean, collectively, the Airframe and the Engines.

          "AIRFRAME" shall mean the airframe described in EXHIBIT A hereto, any and all equipment furnished by Lessee and incorporated therein in accordance with the terms of the Lease, and any and all parts (except Engines) relating thereto.

          "ASSIGNED PROPERTY" shall mean, collectively, the Lease and the Earnings.

          "BANKING DAY" shall mean a day on which federally chartered banking institutions in Phoenix, Arizona are open for the transaction of business.

          "CHATTEL MORTGAGE" shall mean the First Priority Purchase Money Aircraft Chattel Mortgage and Security Agreement of even date herewith by and between Lessor and Lender.

          "CLOSING DATE" shall mean the date on which the Advance is made to Lessor pursuant to the Loan Agreement.

          "DEFAULT" shall mean in event which, with the passage of time, or giving of notice, or both, would constitute an Event of Default.

          "EARNINGS" shall mean all moneys whatsoever from time to time due or payable to Lessor arising out of the use or operation of the Aircraft including (but without limiting the generality of the foregoing) all rental payments, insurance proceeds, maintenance reserves and other monies due to Lessor under the Lease or any other document relating thereto, including compensation payable to Lessor in the event the Aircraft is requisitioned for hire, damages for breach of any contract for the employment of the Aircraft or any documents relating thereto, any amounts payable in consideration of the termination or variation of any lease or charter or other such contract and any other earnings whatsoever due or to become due to Lessor and any proceeds of the foregoing but excluding in all cases Excluded Amounts.

          "ENGINES" shall mean, collectively, each of the engines (having 750 or more rated take off horsepower or the equivalent thereof) described in EXHIBIT A attached hereto and originally installed on the Airframe, whether or not from time to time hereafter installed on the Airframe or installed on other aircraft, (ii) any Replacement Engine, and (iii) any and all parts, accessories and accessions to any of the foregoing.

          "EVENT OF DEFAULT" shall mean the occurrence of any of the following:

          (a) Failure of Lessor to pay when due and payable any principal of or interest on or other sum with respect to the Loan, the Note, the Other Note, if any, or other sums which may become due hereunder or under any Loan Document, whether by reason of stated maturity or due date, notice of prepayment, cancellation, acceleration or otherwise, and such sum is not fully paid within five (5) Banking Days after the due date thereof;

          (b) (i) Any failure by Lessor to perform or cause to be performed its obligations as set forth in this Agreement concerning (x) the preparation or recordation of any document or instrument required by Lender for the maintenance or perfection of any lien on the Mortgaged Property, or (y) maintenance of any part of the Mortgaged Property, within five (5) Banking Days after notice thereof from Lender, (ii) any lapse of, or failure to maintain, insurance coverage on the Mortgaged Property required to be maintained under the Loan Documents, or (iii) any failure by Lessor to fulfill any other covenant or to perform any other obligation on its part to be performed under any Loan Document to which it is a party and such failure is not cured within thirty (30) days after the earlier of actual knowledge thereof on the part of Lessor or receipt of notice thereof by Lessor; PROVIDED, however, that if such failure is capable of being cured and cannot with diligence be cured within thirty (30) days, then such failure shall not constitute an Event of Default so long as Lessor is in good faith taking all steps necessary, in the reasonable opinion of Lender, to diligently cure such failure and such failure is cured within sixty (60) days of such failure;

          (c) If any representation or warranty made by Lessor in this Agreement, or any other Loan Document or any financial statement shall prove to have been untrue, inaccurate or incomplete in any material respect at the time when made or when effective and Lessor fails to do that which shall be necessary in order that said representation of warranty shall be true, accurate or complete within thirty (30) days after the earlier of actual knowledge thereof on the part of Lessor or of receipt of notice thereof by Lessor; or

          (d) Any event of default under, and as defined in, any one or more of the Loan Documents shall occur.

         "EVENT OF LOSS" shall mean with respect to any item of the Flight Equipment or any part thereof: (a) the actual, constructive, compromised, arranged or agreed total loss thereof; (b) the destruction or damage beyond repair of such Flight Equipment or part thereof, or such Flight Equipment or part thereof being rendered or becoming permanently unfit for normal use for any reason whatever; (c) the requisition for title, confiscation, restraint, detention, forfeiture or any compulsory acquisition or seizure or requisition for hire of such Flight Equipment of part thereof (other than a requisition for hire for a temporary period not exceeding one hundred and eighty (180)
days) by or under the order of any Government (whether civil, military or DE FACTO or public or local authority; or (d) the high-jacking, theft or disappearance, resulting in loss of possession by Lessor or

Lessee for a period of thirty (30) consecutive days or longer, of such Flight Equipment or part thereof. Notwithstanding the foregoing, so long as the Lease shall be in effect, an "Event of Loss" under this Agreement shall be deemed to have occurred with regard to the Mortgaged Property, or any portion thereof, if an "Event of Loss" as defined in the Lease (as in effect on the Closing Date or as amended, provided such amendment is consented to by Lender) has occurred with respect to such Mortgaged Property or portion thereof.

          "EXCLUDED AMOUNTS" shall mean (a) proceeds of public liability insurance in respect of the Flight Equipment payable as a result of insurance claims made, or losses suffered, by Lessor, any affiliate of Lessor or any director, officer, employee, representative or agent of Lessor or any such affiliate to the extent that such insurance claims made, or losses suffered, do not apply to Lender, as assignee of Lessor, or to the Flight Equipment,
(b) proceeds of insurance which is maintained with respect to the Flight Equipment by Lessor or any such affiliate and which insurance is not required under the Loan Documents, (c) any interest paid or payable on any amounts described in clauses (a) or (b) of this definition, (d) the proceeds from the enforcement of the payment of any amount described in clauses (a) through (c) of this definition, and (e) any amount payable by Lessee to Borrower pursuant to the indemnity provisions of the Lease (except to the extent that such payment relates to claims or damages suffered by or asserted against Lender or the Mortgaged Property).

         "FEDERAL AVIATION ACT" shall mean the Federal Aviation Act of 1958, as amended and recodified, and the rules and regulations promulgated thereunder, as in effect on the date of this Agreement, and as modified or amended hereafter or any successor or substituted legislation at the time in effect and applicable.

         "FAA" shall mean the Federal Aviation Administration provided for in the Department Of Transportation Act of 1966, as in effect on the date of this Agreement and as modified or amended hereafter, or any successor or substituted governmental authority at the time having jurisdiction over the Flight Equipment.

         "GOVERNMENT" shall mean any governmental body, or a political subdivision thereof.

          "LESSEE" shall mean Aloha Airlines, Inc., a Hawaii corporation.

          "LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, option, security interest or lease (including any conditional sale agreement, equipment trust agreement, or other title retention agreement) or right or claim of any person, whether voluntary or involuntary in nature.

         "LOAN" shall mean the loan to be made to Lessor by Lender pursuant to the Loan Agreement and the other Loan Documents.

         "LOAN DOCUMENTS" shall mean, collectively this Agreement, the Loan Agreement, the Notes and all other documents executed in connection with any of the foregoing or contemplated thereby or the transactions related hereto or thereto.

         "NOTES" shall mean, collectively, (a) the Promissory Note in the original principal amount of $6,800,000 of Lessor, as maker to the order of Lender, as holder, dated as of the date hereof, and referred to in the Loan Agreement as the "NXXX Note" and (b) the Promissory Note, in the original principal amount of $6,800,000 of Lessor, as maker, to the order of Lender, as holder, dated August 13, 1996, mid referred to in the Loan Agreement as the N820 Note."

         "SECURED OBLIGATIONS" shall mean all of the obligations of Lessor and Diamond Head of payment and performance under this Agreement, the Loan Agreement, the Notes and each of the other Loan documents

     1.2 TERMS DEFINED IN UNIFORM COMMERCIAL CODE. All terms used herein which are defined in the Arizona Uniform Commercial Code (the "Code" shall have the meanings ascribed to such terms in the Code unless the context in which such terms are used herein indicates otherwise

     1.3 TERMS DEFINED IN CHATTEL MORTGAGE. All capitalized terms used in this Agreement which are defined in the Chattel Mortgage shall, unless otherwise defined herein, have the respective meanings ascribed to such terms in the Chattel Mortgage, the applicable provisions of which Chattel Mortgage are incorporated herein.

     2.  ASSIGNMENT.

     To secure the payment and performance by Lessor and Diamond Head of the Secured Obligations, Lessor hereby assigns, transfers, conveys and sets over to Lender, and grants to Lender a security interest in (a) all of Lessor's right, title and interest in, to and under the Lease (but none of its obligations thereunder), including, without limitation, the right to collect all rental payments, income, proceeds (including, but not limited to, insurance proceeds), awards, revenues and other sums payable by Lessee to Lessor pursuant to the Lease and which are not Excluded Amounts, (b) all of Lessor's rights, if any, under Section 1110 of the Bankruptcy Code of the United States or any subsequently enacted statutes of similar import (or any laws of similar import applicable to the Lease of any other jurisdiction), with respect to the Flight Equipment, (c) all right, title and interest of Lessor to collect, hold and apply all security deposits, maintenance reserves and similar amounts, as provided pursuant to the terms of the Lease (including the right to receive, hold and draw upon the irrevocable standby letter of credit issued to Lessor and delivered by Lessee in lieu of a cash security deposit, pursuant to Section 5(D) of the Lease),and (d) all rights of Lessor to enforce Lessor's rights and remedies under the Lease (other than Lessor's rights to indemnification payments, but only if such payments are Excluded Amounts). Lender agrees that it shall not exercise any rights of Lender to enforce Lessor's rights and remedies under the Lease unless and until an Event of Default (as hereinafter defined) has occurred and is continuing.

     3.  NOTICE OF ASSIGNMENT.

    On or prior to the Closing Date, Lessor shall have delivered to Lessee a Notice of Assignment of Lease in the form attached hereto as EXHIBIT B, and Lessor and Lessee shall each have executed such Notice of Assignment of Lease and returned same to Lender. In the event that the Aircraft is subject to any sublease by Lessee, Lessor shall, prior to such sublease becoming effective, have delivered to the sublessee under such sublease a Notice of Assignment of Lease in substantially the form attached hereto as EXHIBIT B and Lessor and such sublessee shall each have executed such Notice of Assignment of Lease and returned same to Lender.

     4.  APPLICATION OF EARNINGS.

     The Earnings shall be applied and credited in favor of Lessor in accordance with the repayment provisions of the Loan Agreement.

     5.  UNDERTAKINGS.

     Lessor hereby covenants and agrees with Lender as follows:

     5.1 DURATION. The undertakings and obligations of Lessor under this Agreement shall continue in full force and effect from and after the date hereof and until the payment and performance in full of the Secured Obligations.

     5.2 PERFORMANCE OF OBLIGATIONS. Lessor shall:

     (a) perform its obligations under the Lease and each other agreement made between Lessor and Lessee in respect of the Aircraft and will not without the prior written consent of Lender rescind, cancel or otherwise terminate the Lease or any of such other agreements other than as permitted by the Loan Agreement;

     (b) promptly notify Lender (i) of any default of which it has knowledge by Lessor or Lessee under the Lease or any other agreement made in respect of the Aircraft, and (ii) of the Lease or such other Agreement being frustrated or the performance thereof becoming impossible or substantially different from that contemplated originally by the parties thereto;

     (c) institute and maintain all, such proceedings as may be necessary to preserve or protect this Agreement as a valid grant of a security interest in Lessor's rights in the Assigned Property and each other agreement made in respect of the Aircraft;

     (d) not, without the prior written consent of Lender, take or omit to take any action the taking or omission of which might result in any material adverse alteration of any of the Lease or any other agreement made in respect of the Aircraft;

     (e) not, without the prior written consent of Lender, agree to any variation, modification or amendment in the terms of any of the Lease or any other agreement made in respect of the Aircraft, or release any party thereto from any of its obligations thereunder, or waive any breach of the obligations of such party, or consent to any such act or omission of any such party as would otherwise constitute such breach;

     (f) not permit any sublease by Lessee of its interest in the Aircraft, except as expressly permitted under the terms of the Lease as in effect on the Closing Date;

     (g) provide written notice to Lender of any sublease or purported sublease of the Aircraft by Lessee, designating the name and address of such sublessee and such other information as Lender may reasonably request; and

     (h) cause the counterpart of the Lease marked "ORIGINAL" to be delivered to Lender on the Closing Date.

     6.  EXERCISE OF REMEDIES.

     6.1 REMEDIES. Following the occurrence and continuation of an Event of Default under the Loan Agreement and at all times thereafter, Lender shall be entitled:

     (a) to exercise any and all rights of Lessor under or in connection with the Lease or otherwise in respect of the Assigned Property, including without limitation, any and all rights of Lessor to demand or otherwise require payment of any amount under, or performance of, any provision of the Lease (other than indemnification payments owing by Lessee to Lessor but only to the extent that such payments are Excluded Amounts);

     (b) on 20 days' prior written notice to Lessor of any public sale or the date after which any private sale may occur, to sell to any person all or any part of Lessor's right, title and interest in and to the Assigned Property upon such terms as Leader shall determine;

     (c) collect, receive or compromise and give a good discharge for any and all monies and claims for monies due and to become due in respect of or under the Lease; and

     (d) otherwise put into force and effect all rights, powers and remedies available to it, at law or otherwise, as assignee of, and holder of a security interest in, the Assigned Property.

     6.2 NO LIABILITY FOR EXERCISE. To the extent permitted by applicable law Lender may exercise its power of sale hereunder in such a way as it in its absolute discretion may determine and, to the extent permitted by applicable law, Lessor hereby agrees that Lender shall not in any circumstances be answerable for any loss occasioned by any such sale or resulting from any postponement thereof.

     6.3 NO LIABILITY AS ASSIGNEE. To the extent permitted by applicable law Lender shall not be liable as assignee in respect of the Assigned Property to account or be liable for any loss upon the realization thereof or for any neglect or default of any nature whatsoever in connection therewith for which an assignee of the Assigned Property may otherwise be liable as such.

     6.4 LENDER'S AUTHORITY. Upon any sale by Lender of Lessor's right, title and interest in and to the Assigned Property, or any part thereof, the purchaser shall not be bound to see or inquire whether the power of sale of Lender has arisen, the sale shall be deemed for all purposes hereof to be within the power of Lender and the receipt of Lender for the purchase money shall effectively discharge the purchaser who shall nor be concerned with the manner of application of the proceeds of sale or be in any way answerable therefore.

     7.  POWER OF ATTORNEY.

     Lessor hereby irrevocably appoints and constitutes Lender as its true and lawful attorney-in-fact with full power (in the name of and on behalf of Lessor or otherwise) following the occurrence and continuation of an Event of Default, to demand, compound and give acquittance for any monies or claims for monies due or to become due, to endorse any check or other instrument or order in connection therewith and to file any claims or take any action or institute any proceedings which may seem to Lender to be necessary or advisable and otherwise to do any and all things which Lessor itself could do in relation to the Assigned Property. The exercise of such power by Lender shall not put any person dealing with Lender on inquiry as to whether any such event has happened nor shall any person be in any way affected by notice that no such event has happened and the exercise by Lender of such power shall be conclusive evidence of its right to exercise it.

     8.  LIABILITY UNAFFECTED BY ASSIGNMENT.

     Lessor agrees, to the extent permitted by law, that, notwithstanding the assignment to Lender of, and the grant to Lender of a security interest in, the Assigned Property, (a) Lender shall not be obliged to make any inquiries as to the nature or sufficiency of any payment received by Lender under the Assigned Property or to make any claim or take any other action to collect any moneys or to enforce any rights and benefits assigned to Lender or to which Lender may at any time he entitled thereunder, and (b) Lessor shall remain liable to perform all the obligations of Lessor under the Lease and Lender shall be under no obligation of any kind whatsoever (except obligations with respect to disbursement of maintenance reserves and insurance proceeds (to the extent such amounts come into the possession of Lender) in accordance with the terms of the Lease as in effect on the Closing Date or as amended, provided such amendment is consented to by Lender) in respect thereof, and Lender shall have no liability whatsoever in the event of any failure by Lessor to perform its obligations thereunder.

     9.  CONTINUING SECURITY.

     This Agreement and the assignment and security interest granted herein shall continue in full force and effect until performance in full of the Secured Obligations.

     10. FURTHER ASSURANCES.

     Lessor undertakes that it will, from time to time on being required to do so by Lender, at the cost and expense of Lessor, do, and cause to be done, all such further acts and/or execute or procure the execution of all such further documents in a form satisfactory to Lender as Lender may reasonably consider necessary for giving full effect to this Agreement or securing to Lender the full benefit of the rights, powers and remedies conferred upon Lender in this Agreement.

     11. FEE AND EXPENSES.

     Lessor shall upon Lender's demand, pay to or reimburse Lender for all reasonable expenses of Lender incurred in connection enforcement of this Agreement and the transactions contemplated hereby (including, without limitation, all reasonable expert witness fees and reasonable legal fees and disbursements of Lender's counsel, including special FAA counsel), and in connection with any actual or proposed amendments hereof and in connection with the preservation and/or enforcement of any Lender's rights and interest in the Assigned Property and in any rights granted to Lender hereunder.

     12. NOTICES.

     Every notice or demand under this Agreement shall be (a) in writing and may be given or made by registered mail, return receipt requested or by internationally recognized overnight courier service, (b) deemed to have been received in the case of an internationally recognized overnight courier service or registered mail, upon acknowledgment of receipt or as of the date on which receipt of such notice delivered by overnight courier or registered mail is refused or such courier or the U.S. Postal Service advises that such letter is not deliverable at the address designated in this Section, and (c) sent, in the case of overnight courier or registered mail, to Lender or to Lessor, as applicable, at the following addresses, or to such other address as Lessor or Lender may designate for itself by notice to the other conforming to the requirements for notice set forth in this Section:

If to Lessor:               First Security Bank, National Association
                            79 South Main Street
                            Salt Lake City, Utah 84111
                            Attention: Corporate Trust
                                       Department

     with copies to:
                            Diamond Head Associates LLC
                            9025 Boggy Creek Road
                            Unit #9
                            Orlando Florida 32824
                            Attention: Manager

     and:                   Richard C. Giles, Esq.
                            37 Richard Drive
                            Short Hills, New Jersey 07078

If to Lender:               FINOVA Capital Corporation
                            1850 North Central Avenue
                            Phoenix, Arizona 85077
                            Attention: Vice President-Law-Transportation
                                       Finance
     and
                            FINOVA Capital Corporation
                            1850 North Central Avenue
                            Phoenix, Arizona 85077
                            Attention: Vice President-Operations
                                       Management-Transportation Finance

A copy of all notices sent to Lender shall be sent to Herriot, Coti & Sugrue, 3200 North Central Avenue, Suite 1910, Phoenix, Arizona 85012, Attention:
Mark R. Herriot, Esq.

     13. ENTIRE AGREEMENT; AMENDMENTS.

     This Agreement (including all Exhibits hereto) embodies the entire agreement and understanding between Lessor and Lender relating to the subject matter hereof and supersedes all prior agreements and understandings relating hereto and none of the parties hereto shall he bound by or charged with any oral or written agreements, representations, warranties, statements, promises or understandings not specifically set forth herein or therein. This Agreement may not be changed and no right granted or obligation imposed hereunder may be waived, except pursuant to an instrument in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     14. GOVERNING LAW: JURISDICTION AND VENUE.

     (A) THE OBLIGATIONS OF LESSOR HEREUNDER ARE TO BE PERFORMED IN, AND THIS AGREEMENT IS EXECUTED, DELIVERED AND ACCEPTED IN, AND THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY, THE LAWS AND DECISIONS OF THE STATE OF ARIZONA, AND BY EXECUTION HEREOF LESSOR, AND BY ACCEPTANCE HEREOF LENDER, EACH AGREES THAT SUCH LAWS AND DECISIONS OF THE STATE OF ARIZONA SHALL GOVERN THIS AGREEMENT NOTWITHSTANDING THE FACT THAT THERE MAY BE OTHER JURISDICTIONS WHICH MAY BEAR A REASONABLE RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED HEREBY.

     (B) LESSOR AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY LESSOR AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. LESSOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO LESSOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THE FURTHER PROVISIONS OF THIS AGREEMENT. LESSOR WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD LESSOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, THEN LESSOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST LESSOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR LESSOR SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND LESSOR HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

     15. WAIVER OF JURY.

     LESSOR AND LENDER IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT.

     16. ASSIGNMENT, SUCCESSORS AND ASSIGNS.

     Lender may assign or obtain participations with other Lenders in regard to its rights hereunder and under the Note and any other Loan Document and in respect of the Loan, PROVIDED only that no such assignment or participation shall impose any greater obligation on Lessor than set forth herein or therein. Lessor shall not assign any rights under this Agreement nor shall any of Lessor's duties hereunder be assigned or delegable without the prior written Consent of Lender. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their permitted successors in interest and permitted assigns, any rights or remedies under or by reason of this Agreement unless expressly herein stated to the contrary. All covenants, representations, warranties and agreements of the parties contained herein shall, subject to the provisions of the preceding sentence, be binding upon and inure to the benefit of their respective successors and permitted assigns.

     17. CAPTIONS AND SECTION HEADINGS: CONSTRUCTION.

     Captions and paragraph headings used herein are for convenience only and are not a part of this Agreement and shall not he used in construing it. This Agreement and all documents executed in connection herewith shall be construed without regard to the identity of the party which prepared the same, and no presumption shall arise as a result thereof.

     18. SEVERABILITY.

     In the event that any one of more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     19. TIME OF THE ESSENCE.

     Time is of the essence with respect to all of the payment and performance obligations of Lessor hereunder. Time is of the essence with respect to all of the performance obligations of Lender hereunder.

     20. COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall constitute an original and, when taken together, all of which shall constitute one and the same Agreement.

          [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                  LENDER:
                                  FINOVA CAPITAL CORPORATION, a Delaware
                                  corporation

                                  BY:          /s/ [Illegible]
                                      __________________________________

                                  ITS:        VICE PRESIDENT
                                      __________________________________

                                 LESSOR:
                                 FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee for the benefit of DIAMOND HEAD ASSOCIATES LLC, a Delaware limited liability company

                                 BY: ____________________________________
                                 ITS:____________________________________

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                 LENDER:
                                 FINOVA CAPITAL CORPORATION, a Delaware
                                 corporation

                                 BY:
                                    ____________________________________

                                 ITS:
                                     ___________________________________

                                 LESSOR:
                                 FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee for the benefit of DIAMOND HEAD ASSOCIATES LLC, a Delaware limited liability company


                                 BY:           /s/ [Illegible]
                                    ____________________________________

                                 ITS           VICE PRESIDENT
                                    ____________________________________

                                       EXHIBIT A

                                           to

                                  ASSIGNMENT OF LEASE

______________________________________________________________________________

                          DESCRIPTION OF AIRFRAME AND ENGINES
______________________________________________________________________________

     The "Flight  Equipment"  as described in the foregoing
Assignment of Lease shall consist of the following:

          (a) One (1) airframe, identified as follows:

              MANUFACTURER:     The Boeing company
              MANUFACTURER'S
               MODEL NUMBER:    737-230
              FAA REGISTRATION
               NUMBER:          N818AL
              MANUFACTURER'S
              SERIAL NUMBER:    22117

    together with all appliances, parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said airframe (collectively, the "Airframe"); and

         (b) Two (2) Pratt & Whitney model number JT8D-15 jet aircraft engines bearing manufacturer's serial numbers 708305 and 708373, each of the two engines having 750 or more rated take-off horsepower or the equivalent thereof, together with all appliances, parts, equipment and accessories thereto belonging, by whomsoever manufactured, now owned by Borrower or hereafter acquired by Borrower and installed in or appurtenant to said engines (any one of the foregoing, an "Engine" and, all of the foregoing, collectively, the "Engines").

                                  EXHIBIT B

                                      to

                              ASSIGNMENT OF LEASE

______________________________________________________________________________

                      FORM OF NOTICE OF ASSIGNMENT OF LEASE
______________________________________________________________________________

                                                              DUPLICATE ORIGINAL

                             LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. 1, dated October 9, 1996, between ALOHA AIRLINES, INC., a Hawaii corporation ("LESSEE") and FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR").

     LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of October 9, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements, each substantially in the form hereof, for the purpose of leasing the Aircraft under the Lease Agreement as and when delivered to the LESSEE in accordance with the terms thereof.

     The Lease Agreement relates to the aircraft and engines described below, and a counterpart of the Lease Agreement is attached hereto and made a part hereof and this Lease Supplement, together with such attachment, is being filed for recordation on the date hereof with the FAA as one document.

     NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, the following described Boeing Model 737-230 aircraft (the "Delivered Aircraft"), which Delivered Aircraft as of the date hereof consists of the following:

     (i) One Boeing Model 737-230 Airframe, bearing U.S. registration number N818AL; Manufacturer's serial no.22117; and

    (ii) Two Pratt & Whitney Model JT8D-15 engines, bearing manufacturer's serial nos.708305 and 708373, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. The Effective Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

3. The Base Term for the Delivered Aircraft shall commence on the Effective Date and shall end on Oct 8, 2003.

4. LESSEE hereby agrees to pay LESSOR Rent for the Delivered aircraft throughout the Base Term (and. any extension thereof as provided in the Lease Agreement) in accordance with the terms of the Lease Agreement.

5. LESSEE hereby confirms to LESSOR that the Delivered Aircraft and each Engine installed thereon have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Delivered Aircraft and Engines are required to be in pursuant to the terms of the Lease Agreement.

6. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.


                   (balance of page intentionally left blank)

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.

                                        LESSOR

                                        FIRST SECURITY BANK, N.A., A
                                        NATIONAL BANKING ASSOCIATION,
                                        NOT IN ITS INDIVIDUAL CAPACITY
                                        BUT SOLELY AS 0WNER TRUSTEE

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: VICE PRESIDENT
                                              ----------------------------------


                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By: ____________________________________
                                        Title: _________________________________

                                        By: ____________________________________
                                        Title: _________________________________

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement to be duly executed as of the day and year first above written.


                                        LESSOR

                                        FIRST SECURITY BANK, N.A., A
                                        NATIONAL BANKING ASSOCIATION,
                                        NOT IN ITS INDIVIDUAL CAPACITY
                                        BUT SOLELY AS 0WNER TRUSTEE

                                        By: ____________________________________
                                        Title: _________________________________


                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By: /s/ Brenda F. Cutwright
                                            ------------------------------------
                                        Title: SR. VICE PRESIDENT FINANCE &
                                               ---------------------------------
                                                    PLANNING AND CFO

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: STAFF VICE PRESIDENT - FINANCE
                                               ---------------------------------
                                                        & CONTROLLER

                                                        RECORDED

                                            Federal Aviation Administration

                                            Date  1-27-97        Time  8:48 am
                                                 ---------            ---------

                                            Conveyance Number  Q59492
                                                             -----------

                                            By /s/       [Illegible]
                                                    --------------------
                                                    Conveyances Examiner


                                LEASE TERMINATION

     The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial number 708305 and 708373 and further certify that said aircraft engines are no longer subject to the terms thereof.

     Dated this 3rd day of January, 1997.


LESSOR:                                      LESSEE:

First Security Bank, National Association,   Aloha Airlines, Inc.
as Owner Trustee

By: /s/ [ILLEGIBLE]                          By: _______________________________
    -------------------------------
Title: Vice President                        Title: ____________________________
       ----------------------------

                                             By: _______________________________

                                             Title: ____________________________

                                LEASE TERMINATION

     The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-15 aircraft engines with manufacturer's serial number 708305 and 708373 and further certify that said aircraft engines are no longer subject to the terms thereof.

     Dated this 3rd day of January, 1997.


LESSOR:                                      LESSEE:

First Security Bank, National Association,   Aloha Airlines, Inc.
as Owner Trustee


By: _______________________________          By: /s/ Brenda F. Cutwright
                                                 -------------------------------
Title: ____________________________          Title: SR. VICE PRESIDENT FINANCE &
                                                    ----------------------------
                                                          PLANNING AND CFO


                                             By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                             Title: STAFF VICE PRESIDENT -
                                                    ----------------------------
                                                      FINANCE & CONTROLLER

                                    APPENDIX

     Aircraft Lease Agreement dated as of October 9, 1996, by and between First Security Bank, National Association, as Owner Trustee, lessor, and Aloha Airlines, Inc. as lessee, as supplemented by Lease Supplement No. 1 dated October 9, 1996, recorded by the Federal Aviation Administration on
Oct. 15, 1996, as Conveyance No. ZZ013177.

                                                              DUPLICATE ORIGINAL


                             LEASE SUPPLEMENT NO. 2

                                   dated as of

                                January 3, 1997

                                     between

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                       NOT IN ITS INDIVIDUAL CAPACITY BUT
                            SOLELY AS OWNER TRUSTEE,

                                                LESSOR

                                       and

                              ALOHA AIRLINES, INC.,

                                                LESSEE

                                                          RECORDED

                                              Federal Aviation Administration

                                              Date  1-27-97     Time  8:48 am
                                                   ---------         ---------

                                              Conveyance Number  Q59494
                                                               -----------

                                              By /s/       [Illegible]
                                                      --------------------
                                                      Conveyances Examiner


                             LEASE SUPPLEMENT NO. 2

     LEASE SUPPLEMENT NO. 2, dated January 3, 1997, between ALOHA AIRLINES, INC., a Hawaii corporation ("LESSEE") and FIRST SECURITY BANK, N.A., a national banking association, not in its individual capacity but solely as owner trustee ("LESSOR").

     LESSOR and LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of October 9, 1996 (herein called the "Lease Agreement" and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements.

     The Lease Agreement relates to the aircraft and engines described therein, and a counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1 dated October 9, 1996 to the Lease Agreement, has been recorded by the FAA on Oct 15, 1996 as one document and assigned Conveyance No. ZZ013177.

     NOW THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, as of the date hereof, the following described engines (the "Replacement Engines"), which consist of the following:

     Two Pratt & Whitney Model JT8D-9A engines, bearing manufacturer's serial nos. 666798 and 666847, respectively, (each of which engines has 750 or more rated takeoff horsepower or the equivalent thereof).

2. LESSEE hereby confirms to LESSOR that the Replacement Engines have been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Replacement Engines are required to be in pursuant to the terms of the Lease Agreement. Each of the Replacement Engines shall for all purposes hereof and of the Lease Agreement be deemed to be an "Engine" as defined in the Lease Agreement.

3. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

4.   This Lease Supplement No. 2 shall be effective as of the date hereof.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 2 to be duly executed as of the day and year first above written.

                                        LESSOR

                                        FIRST SECURITY BANK, N.A.
                                        NATIONAL BANKING
                                        ASSOCIATION,
                                        NOT IN ITS INDIVIDUAL CAPACITY
                                        BUT SOLELY AS OWNER TRUSTEE


                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: VICE PRESIDENT
                                               ---------------------------------


                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By: ____________________________________
                                        Title: _________________________________

                                        By: ____________________________________
                                        Title: _________________________________

4.   This Lease Supplement No. 2 shall be effective as of the date hereof.

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 2 to be duly executed as of the day and year first above written.

                                        LESSOR

                                        FIRST SECURITY BANK, N.A.
                                        NATIONAL BANKING
                                        ASSOCIATION,
                                        NOT IN ITS INDIVIDUAL CAPACITY
                                        BUT SOLELY AS OWNER TRUSTEE


                                        By: ____________________________________
                                        Title: _________________________________


                                        LESSEE

                                        ALOHA AIRLINES, INC.

                                        By: /s/ Brenda F. Cutwright
                                            ------------------------------------
                                        Title:  SR. VICE PRESIDENT FINANCE &
                                               ---------------------------------
                                                      PLANNING AND CFO

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------------------
                                        Title: STAFF VICE PRESIDENT - FINANCE
                                               ---------------------------------
                                                        & CONTROLLER

                                                          RECORDED

                                              Federal Aviation Administration

                                              Date  7-25-97        Time  11:20
                                                   ---------            ------

                                              Conveyance Number  EE014053
                                                               ------------

                                              By /s/       [Illegible]
                                                      --------------------
                                                      Conveyances Examiner


                            LEASE SUPPLEMENT NO. 3

     LEASE SUPPLEMENT NO. 3, dated July 9, 1997 between ALOHA AIRLINES, INC., a Delaware corporation ("LESSEE") and FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as owner trustee ("Lessor")

     LESSOR AND LESSEE have heretofore entered into that certain Aircraft Lease Agreement dated as of October 9, 1996 (herein called the "Lease Agreement") and the defined terms therein being hereinafter used with the same meaning). The Lease Agreement provides for the execution and delivery from time to time of Lease Supplements.

     The Lease Agreement relates to the aircraft and engines described therein, and a counterpart of the Lease Agreement, attached to and made a part of Lease Supplement No. 1 dated October 9, 1996 to the Lease Agreement, has been recorded by the Federal Aviation Administration (the "FAA") on October 15, 1996 as one document and assigned Conveyance No. ZZ013177, as further supplemented by Lease Supplement No. 2 dated January 3, 1997 recorded by the FAA on
January 27, 1997 as Conveyance No. Q59494, and as amended by First Amendment to Assignment of Lease (N818) dated as of April 30, 1997 recorded by the FAA on May 2, 1997 as Conveyance No. P10680.

     NOW, THEREFORE, in consideration of the premises and other good, valuable and sufficient consideration, LESSOR and LESSEE hereby agree as follows:

1. LESSOR hereby delivers and leases to LESSEE under the Lease Agreement, and LESSEE hereby accepts and leases from LESSOR under the Lease Agreement, as of the date hereof, the following described engine (the "Replacement Engine"), which consist of the following:

          One Pratt & Whitney Model JT8D-9A engine, bearing manufacturer's SERIAL NO. 666682 (which engine has 750 or more rated takeoff horsepower or the equivalent thereof).

2. LESSEE hereby confirms to LESSOR that the Replacement Engine has been accepted by LESSEE for all purposes hereof and of the Lease Agreement, as being in the condition that such Replacement Engine is required to be in pursuant to the terms of the Lease Agreement. The Replacement Engine shall for all purposes hereof and of the Lease Agreement be deemed to be an "Engine" as defined in the Lease Agreement.

3. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in this Lease Supplement to the same extent as if fully set forth herein.

4.   This Lease Supplement No. 3 shall be effective as of the date hereof.


            (THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK)

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 3 to be duly executed as of the day and year first above written.

                                      LESSOR

                                      FIRST SECURITY BANK, NATIONAL
                                      ASSOCIATION, not in its
                                      individual capacity but solely
                                      as Owner Trustee


                                      By /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Its  Vice President


                                      LESSEE

                                      ALOHA AIRLINES, INC.

                                      By _______________________________________
                                         Its

                                      By _______________________________________
                                         Its

     IN WITNESS WHEREOF, LESSOR and LESSEE have caused this Lease Supplement No. 3 to be duly executed as of the day and year first above written.

                                      LESSOR

                                      FIRST SECURITY BANK, NATIONAL
                                      ASSOCIATION, not in its
                                      individual capacity but solely
                                      as Owner Trustee


                                      By _______________________________________
                                         Its


                                      LESSEE

                                      ALOHA AIRLINES, INC.

                                      By /s/ Brenda F. Cutwright
                                         ---------------------------------------
                                         BRENDA F. CUTWRIGHT
                                         Its SR. Vice President
                                         Finance & Planning and CFO

                                      By /s/ James M. King
                                         ---------------------------------------
                                         JAMES M. KING
                                         Its Vice President Planning
                                         & Development

[ALOHA AIRLINES LETTERHEAD]
________________________________________________________________________________


November 28, 2001.

Mr. Steve Sherman
Unicapital Air Group
VIA FACSIMILE
(305) 931-9295

Re: Aircraft N818AL, man 22117 and N820AL, man 22138

Dear Mr. Sherman:

This letter agreement sets forth our agreement to amend that certain Aircraft Lease Agreement dated as of Auqust 13, 1996 between Wells Fargo Bank Northwest,
N. A., the First Security Bank, National Association, not in its individual capacity but solely as owner trustee, as lessor ("Lessor"), and Aloha Airlines Inc. as lessee ("Lessee"), with respect to one (1) Boeing Model 737-730ADV Aircraft bearing manufacturer's serial no. 22138 and U.S. registration no. N820AL, as amended (the "N820AL Lease") and that certain Aircraft Lease Agreement dated as of October 9, 1996 between Lessor and Lessee, with respect to one (1) Boeing model 737-730 Aircraft bearing manufacturer's serial no, 22117 and U.S. registration no. N818AL, as amended (the N818AL Lease") (collectively the "Lease Agreements"), and the agreement of Unicapital Air Group to cause the Lessor to so amend the Lease Agreements as soon as practicable.

1)   With respect to the N820AL Lease:

     [This provision has been omitted as confidential information and separately filed with the Commission]

     All capitalized terms not defined in this paragraph no. 1 shall be as set forth in the N820AL Lease.

Mr. Steve Sherman
November 28, 2001
Page 2


2)   With respect to the N818AL Lease:

     [This provision has been omitted as confidential information and separately filed with the Commission]

     All capitalized terms not defined in this paragraph no. 2 shall be as set forth in the N818AL Lease.


AGREED AND ACCEPTED:

ALOHA AIRLINES INC.

By: /s/ Brenda F. Cutwright
    ------------------------------------
    Its: Exec. Vice President & CFO
         -------------------------------


By: /s/ James M. King
    ------------------------------------
    Its: Sr. Vice President
         -------------------------------
         Planning & Business Development


UNICAPITAL AIR GROUP

By: /s/ Steven Sherman
    ------------------------------------
    Its: Vice President
         -------------------------------

                 ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT

     THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment"), dated as of ________________, 1996 is between FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee ("Lessor"), ALOHA AIRLINES, INC., a Hawaii Corporation ("Assignor"), ALOHA AIRLINES, INC., a Delaware corporation ("Assignee") and FINOVA Capital Corporation ("Lender").

                                    RECITALS

     WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of October 9, 1996, as it may be supplemented or amended from time to time (the "Lease"), pursuant to which Assignor leased from Lessor one
(1) Boeing model 737-230ADV aircraft bearing manufacturer's serial number 22117 and registration mark N818AL (the "Aircraft");

     WHEREAS, Lessor and Lender entered into that certain Assignment of Lease dated as of October 9, 1996, as it may be supplemented or amended from time to time ("Lessor's Assignment") pursuant to which Lessor transferred and assigned to Lender, and granted Lender a first security interest in, all of Lessor's present and future right, title, and interest in, to, and under the Lease.

     WHEREAS, Lessor, Assignor and Lender entered into that certain Notice of Assignment of Agreement dated as of October 9, 1996 ("Notice of Assignment") pursuant to which Assignor consented to Lessor's Assignment.

     WHEREAS, effective ________________, 1996, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows.

     1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment shall have the respective meanings assigned to them in the Lease.

     2. ASSIGNMENT. As of ________________, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

     3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

     4.   LESSOR AND LENDER CONSENT.

          (a) Pursuant to Section 22(D) of the Lease and Section 1 of the Notice of Assignment, Lessor and Lender acknowledge and consent to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment, and acknowledge the rights and obligations of the Assignee described in this Assignment.

          (b) Lessor and Lender further acknowledge and agree that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

     5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE. Assignee represents and warrants as follows:

          (a) Assignee is a corporation duly organized in existing in good standing under the laws of the state of Delaware and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Assignment.

          (b) Assignee is not a Governmental Entity or government owned or controlled and neither Assignee or its properties is immune from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) nor does it have the defense of sovereign immunity or similar defense available to it in any legal action or proceeding.

          (c) Assignee is a citizen of the United States (as defined in 40102 of Title 49 of the United States Code) holding an air carrier operating certificate issued by the Secretary of

Transportation of the United States pursuant to chapter 447 of Title 49 of the United States Code for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo.

          (d) This Assignment has been duly authorized by all necessary corporate action on the part of Assignee, does not require any approval of the stockholders of Assignee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Assignee with any of the terms and provisions hereof will contravene any Law applicable to Assignee or result in any breach of, or constitute any default under, or result in the creation of, any lien, charge or encumbrance upon any property of Assignee under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter or by-law, or other agreement or instrument to which Assignee is a party or by which Assignee or its properties or assets may be bound or affected.

          (e) Assignee has received or has complied with every necessary consent, approval, order, or authorization of, or registration with, or the giving of prior notice to, any Governmental Entity having jurisdiction with respect to the use and operation of the Aircraft and the execution and delivery of this Assignment of the validity and enforceability hereof.

          (f) This Assignment has been duly entered into and delivered by Assignee and constitutes a valid, legal and binding obligation of Assignee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, reorganization, moratorium or other similar Laws and by general principles of equity, whether considered in a proceeding at Law or in equity.

     6. GOVERNING LAW. This Assignment shall governed by the Laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


ASSIGNOR:                           ALOHA AIRLINES, INC., a Hawaii
                                    Corporation

                                    By: /s/ Brenda F. Cutwright
                                        ----------------------------------------
                                    Name: BRENDA F. CUTWRIGHT
                                          --------------------------------------
                                    Title: SR. VICE PRESIDENT FINANCE &
                                          --------------------------------------
                                                 PLANNING AND CFO


                                    By: /s/ James M. King
                                        ----------------------------------------
                                    Name: JAMES M. KING
                                          --------------------------------------
                                    Title: VICE PRESIDENT PLANNING & DEVELOPMENT
                                          --------------------------------------


ASSIGNEE:                           ALOHA AIRLINES, INC., a
                                    Delaware Corporation

                                    By: /s/ Brenda F. Cutwright
                                        ----------------------------------------
                                    Name: BRENDA F. CUTWRIGHT
                                          --------------------------------------
                                    Title: SR. VICE PRESIDENT FINANCE &
                                          --------------------------------------
                                                 PLANNING AND CFO

                                    By: /s/ James M. King
                                        ----------------------------------------
                                    Name: JAMES M. KING
                                          --------------------------------------
                                    Title: VICE PRESIDENT PLANNING & DEVELOPMENT
                                          --------------------------------------


LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

LENDER:                             FINOVA CAPITAL CORPORATION

                                    BY: /s/ Sandra K. McDonough
                                        ----------------------------------------
                                    Name: SANDRA K. MCDONOUGH
                                          --------------------------------------
                                    Title: VICE PRESIDENT
                                           -------------------------------------

                           0 0 0 0 0 0 0 1 1 1 9




                                                    RECORDED
                                         Federal Aviation Administration

                                         Date 7-25-97   Time 11
                                              ---------      -----------
                                         Conveyance Number EE014050
                                                           -------------
                                         By
                                           -----------------------------


                               PARTIAL TERMINATION

The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-9A aircraft engine with manufacturer's serial number 666798 and further certify that said aircraft engine is no longer subject to the terms thereof.

Dated this 9th day of July, 1997.

LESSOR:                                        LESSEE:

FIRST SECURITY BANK,                           ALOHA AIRLINES, INC.
NATIONAL ASSOCIATION, not
in its individual capacity
but solely as Owner Trustee                    By
                                                  ------------------------------
                                                  Its

BY [ILLEGIBLE]                                 By
   ------------------------                       ------------------------------
   Its Vice President                             Its

                                          PARTIAL TERMINATION

The undersigned hereby certify that the Aircraft Lease Agreement described in the attached Appendix has terminated with respect to the Pratt & Whitney model JT8D-9A aircraft engine with manufacturer's serial number 666798 and further certify that said aircraft engine is no longer subject to the terms thereof.

 Dated this 9th day of July, 1997.


LESSOR:                                         LESSEE:

FIRST SECURITY BANK,                            ALOHA AIRLINES, INC.
NATIONAL ASSOCIATION, not
in its individual capacity
but solely as Owner Trustee                     By /s/ Brenda F.Cutwright
                                                   -----------------------------
                                                   BRENDA F. CUTWRIGHT
                                                   Its SR. Vice President
                                                   Finance & Planning and CFO


By                                              By /s/ James M. King
   ----------------------------                    -----------------------------
   Its                                              JAMES M. KING
                                                    Its Vice President Planning
                                                    & Development

                          0 0 0 0 0 0 0 1 1 5 1


                                    APPENDIX

Aircraft Lease Agreement dated as of October 9, 1996, by and between First Security Bank, National Association, not in its individual capacity but solely as owner Trustee, as lessor, and Aloha Airlines, Inc., as lessee, as supplemented by Lease Supplement No. 1 dated as of October 9, 1996, filed together and recorded by the Federal Aviation Administration (the "FAA") on October 15, 1996 as Conveyance No. ZZ013177; and further supplemented by Lease Supplement No. 2 dated as of January 3, 1997, as recorded by the FAA on January 27, 1997, as Conveyance No. Q59494; as amended by First Amendment to Assignment of Lease (N818) dated as of April 30, 1997, as recorded by the FAA on May 2, 1997, as Conveyance No. 91068.